As filed with the Securities and Exchange Commission on April 29, 2009

File No. 033-23126

File No. 811-08075

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

☐    Pre-Effective Amendment No.

☒    Post-Effective Amendment No. 26

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 101

Massachusetts Mutual Variable Life Separate Account I

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

John E. Deitelbaum

Corporate Vice President and Associate General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate date of proposed public offering:         Continuous

It is proposed that this filing will become effective (check appropriate box)

☐     immediately upon filing pursuant to paragraph (b) of Rule 485.

☒     on May 1, 2009, pursuant to paragraph (b) of Rule 485.

☐    60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐     on              pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐     this post effective amendment designates a new effective date for a previously filed post effective amendment.

Variable Life Plus (VLP), a Flexible Premium Variable Whole Life Insurance Policy

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Life Separate Account I

This prospectus describes an individual, flexible premium, variable, whole life insurance policy (the policy) issued by Massachusetts Mutual Life Insurance Company. While this policy is in force, it provides lifetime insurance protection on the insured.

The owner (you or your) has a number of investment choices in this policy. They include a guaranteed principal account (the GPA) and the funds offered through our separate account, Massachusetts Mutual Variable Life Separate Account I (the Separate Account). These funds are listed on the following page.

You bear the investment risk of any premium allocated to these investment funds. The death benefit may vary and the cash surrender value will vary, depending on the investment performance of the funds.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy. Massachusetts Mutual Life Insurance Company no longer offers this policy for sale. Owners may, however, continue to make premium payments under existing policies.

This policy is subject to the law of the state in which the policy is issued. Some of the terms of the policy may differ from the terms of the policy delivered in another state because of state specific legal requirements. Areas where state-specific policy provisions may apply include, but are not limited to:

•	certain investment options and certain policy features;
•	free look rights, including the length of the free look period and refund amounts;
•	premium taxes; and
•	fund transfer rights.

The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing an existing life insurance policy with this policy may not be to your advantage.

The policy:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.

To learn more about the policy, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2009. The SAI is legally incorporated into this prospectus by reference and is legally part of this document. We file the SAI with the Securities and Exchange Commission (“SEC”). The SEC maintains a Web site (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. For a free copy of the SAI, or for general inquiries, contact our “Administrative Office” at the address and phone number below:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

(FAX) 1-866-329-4527

www.massmutual.com

You may request a free personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling our Administrative Office.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus carefully before investing. You should keep it for future reference.

EFFECTIVE:  May 1, 2009

Variable Life Plus

Massachusetts Mutual Variable Life Separate Account I

The Separate Account invests in the following funds. You may allocate premium to any of the divisions in the Separate Account and the Separate Account will purchase equivalent shares in the corresponding funds listed below. You can also allocate premium to the guaranteed principal account.

MML Series Investment Fund

MML Equity Index Fund (Class II)

MML Series Investment Fund II

MML Blend Fund (Initial Class)

MML Equity Fund (Initial Class)

MML Managed Bond Fund (Initial Class)

MML Money Market Fund (Initial Class)

Oppenheimer Variable Account Funds

Oppenheimer Global Securities Fund/VA (Non-Service)

T. Rowe Price Equity Series, Inc.

T. Rowe Price Mid-Cap Growth Portfolio

Massachusetts Mutual Variable Life Separate Account I

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page
account value	21
Administrative Office	1
attained age	29
cash surrender value	27
division	5, 18
general investment account	18
good order	12
grace period	22
initial selected face amount	12
insurance risk	9
issue date	16
modified endowment contract (“MEC”)	6, 38
monthly calculation date	34
net investment experience	21
net premium	16
planned premium	14
policy date	16
policy debt	27
policy debt limit	28
register date	16
selected face amount	12
valuation date	11
7-pay test	39

Index of Special Terms

Summary of Benefits and Risks

The following is a summary of the benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in the later sections of this prospectus.

Benefits of the Policy

DEATH BENEFIT	The primary benefit of your policy is life insurance coverage. While the policy is in force, the current selected face amount typically will be paid as a death benefit to the beneficiary when the insured dies.
RIGHT TO RETURN THE POLICY	You had a limited period of time after the policy was delivered during which you could cancel the policy and receive a refund. You also have a limited period of time after any selected face amount increase during which you can cancel the increase and receive a refund of premium paid on or after the date of application for that increase.
VARIABLE INVESTMENT CHOICES	The policy offers a choice of seven investment divisions within its Separate Account. Each “division” invests in shares of a designated investment fund.
GUARANTEED PRINCIPAL ACCOUNT	In addition to the above mentioned variable investment choices, you may also invest in the guaranteed principal account (GPA). Amounts allocated to the GPA are guaranteed and earn interest daily.
FLEXIBILITY

The policy is designed to be flexible to help meet your specific life insurance needs. Within limitations, you can:

• choose the timing, amount and frequency of premium payments;

• increase or decrease the policy’s selected face amount (higher selected face amount can result in higher charges);

• change the beneficiary;

• change your investment selections.

TRANSFERS	Generally, you may transfer funds among the investment divisions and the guaranteed principal account. Limitations on transfers are described in the “Risks of the Policy” table and Policy Transactions sections of the prospectus.
SURRENDERS AND WITHDRAWALS	You may surrender your policy and we will pay you its cash surrender value. You may also withdraw a part of the account value. A withdrawal reduces the policy values, may reduce the face amount of the policy, may increase the risk that the policy will terminate and may have adverse tax consequences.
LOANS	You may take a loan on the policy. The policy secures the loan. Taking a loan may have adverse tax consequences and may increase the risk that your policy may terminate.
ASSIGNABILITY	You may generally assign the policy as collateral for a loan or other obligation.
TAX BENEFITS	You are not generally taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral.
ADDITIONAL BENEFITS	There are additional benefits you may add to your policy by way of riders. The riders available with this policy are listed in the “Other Benefits Available Under the Policy” section. An additional charge may apply if you elect a rider.

Summary of Benefits and Risks

Risks of the Policy

INVESTMENT RISKS	The value of your policy will fluctuate with the performance of the variable investment divisions you select. Your variable investment divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in the variable investment divisions.
SUITABILITY	Variable life insurance is designed to meet long-term financial goals. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payment in a short period of time. Short-term investment strategies may be restricted by the Company.
EARLY SURRENDER	If you surrender your policy you will be subject to surrender charges during the first 15 policy years and during the first 15 years after an increase in the policy’s selected face amount. Surrender charges are also known as “deferred sales loads”. The surrender charge will reduce the proceeds payable to you. In some situations, it is possible that there will be little or no value in the policy after the surrender charges are deducted. An early surrender can also result in adverse tax consequences.
WITHDRAWALS	A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences.
TERMINATION	Your policy could terminate if the account value of the policy becomes too low to support the policy’s monthly charges or if total policy debt exceeds the account value. Factors that may cause your policy to terminate include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. Before the policy terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium.
LIMITATIONS ON ACCESS TO CASH VALUE

• Withdrawals were not available during the first six months of the first policy year.

• A withdrawal reduces the policy values and may reduce the face amount of the policy.

• A withdrawal may have adverse tax consequences.

• We may not allow a withdrawal if it would reduce the selected face amount to less than the policy’s minimum face amount.

• The minimum withdrawal is $100, including the withdrawal fee, which is the lesser of $25 or 2% of the amount withdrawn.

• The account value remaining after a withdrawal is processed must be at least equal to the sum of the planned minimum annual premiums to date.

• The maximum loan and withdrawal amounts are generally lower in the policy’s early years. Therefore, there may be little to no cash value available for loans and withdrawals in the policy’s early years.

LIMITATIONS ON TRANSFERS

• Transfers from the guaranteed principal account are generally limited to one per policy year and may not exceed 25% of your account value in the guaranteed principal account (less any policy debt).

• We reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market-timing strategy.

IMPACT OF LOANS	Taking a loan from your policy may increase the risk that your policy will terminate. It will have a permanent effect on the policy’s cash surrender value and will reduce the death benefit paid. Also, policy termination with an outstanding loan can result in adverse tax consequences.
ADVERSE TAX CONSEQUENCES

Certain transactions (including, but not limited to, withdrawals, surrenders and loans) may lead to a taxable event. Under certain circumstances (usually if your premium payments in the first seven years exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59 1/2 are subject to a 10% penalty tax.

Existing tax laws that benefit this policy may change at any time.

ADDITIONAL RISKS	The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.
POLICY CHARGE INCREASE	We have the right to increase certain policy and rider charges; however, the charges will not exceed the maximum charges identified in the fee tables.

Summary of Benefits and Risks

Fee Tables

The following tables describe the fees and expenses that you will pay during the time you own the policy, and if you surrender the policy. A more detailed description of these fees can be found in the “Charges and Deductions” section of this prospectus.

Transaction Fees

This table describes fees and expenses that you will pay at the time you pay premium, take account value out of the policy, or exercise certain riders.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Premium Expense Charge	When you pay premium.	5.0% of premium (3.0% Sales Charge plus 2.0% Premium Tax Charge)	7.5% of premium (5.5% Sales Charge plus 2.0% Premium Tax Charge)
Surrender Charges[1,2,3]	When you surrender the policy for its net surrender value.

Coverage Years 1-15

Administrative
Surrender Charge

•  Year 1: $5 per $1000 of selected face amount

•  Year 2-10: grades to $0 per $1000 of selected face amount

•  Year 11+: $0.00

Plus

Sales Load Surrender Charge

•  Years 1-10: 24.5% of premium paid for the coverage up to the Surrender Charge Band, 4.5% of premium paid for the coverage in excess of the Band up to twice the Band, and 3.5% of premium paid for the coverage in excess of twice the Band up to three times the Band

•  Years 11-15: these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year

Coverage Years 16+

• $0.00

same as current
Surrender charge for a 35-year-old male, non-smoker and a policy face amount of $500,000.[1,2,3,4]	When you surrender the policy for its net surrender value.	First Coverage Year Administrative Surrender Charge • $5.00 per $1000 of selected face amount Sales Load Surrender Charge • 24.5% of premium paid	First Coverage Year Administrative Surrender Charge • $5.00 per $1000 of selected face amount Sales Load Surrender Charge • 24.5% of premium paid
Processing Fees	When Fee is Deducted	Current Amount Deducted	Maximum Amount Deducted
Withdrawal Fee	When you withdraw a portion of your account value from the policy.	The lesser of: $25 per withdrawal or 2% of the amount withdrawn	The lesser of: $25 per withdrawal or 2% of the amount withdrawn
Accelerated Death Benefit Rider	When you elect an accelerated death benefit.	$150	$250
1	For the initial face amount, the rates vary by the insured’s gender, issue age, and year of coverage. For each increase in the face amount, the rates are based on the attained age and gender of the insured on the effective date of the increase and the year of coverage. The surrender charge is shown in the policy’s Specifications Pages. The rates in this table may not be representative of the charge that a particular policy owner will pay. If you would like information on the surrender charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling the MassMutual Customer Service Center at 1-800-272-2216.

Fee Tables

2	Under certain circumstances, the surrender charge may not apply when exchanging this policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. Please see the “Surrender Charges” section for more information.
3	Surrender charges generally apply for the first 15 years of a segment’s coverage. The administrative surrender charge remains level for the first year and then decreases by 0.833% each month during years two through ten. The Administrative Surrender Charge is zero in years eleven and beyond.
The sales load surrender charge is a percentage of premiums paid. The percentages remain level for the first ten years, then decrease starting in year eleven, reaching zero by the end of the fifteenth year. The Surrender Charge Band is set forth in the policy and is a series of premium thresholds (that vary by issue age and gender) that are used when calculating the sales load component of the surrender charge.
4	The rates shown for the “representative insured” are first year rates only. The “representative insured” is based on the expected policy owner characteristics as the policy was initially marketed.

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Mortality charge[1]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Insurance Risk • $0.05669 – $26.19054	• $83.33 per $1000 of Insurance Risk
Mortality charge for a 35-year-old male, non-smoker.[1,2]	Monthly, on the policy’s monthly charge date.	• $0.13178 per $1000 of Insurance Risk	• $0.14096 per $1000 of Insurance Risk
Administrative Charge	Monthly, on the policy’s monthly charge date.	All Policy Years • Tax Qualified policies and policies issued under our simplified underwriting: $5.25 per policy • All other policies: $4.00 per policy	All Policy Years • $8.00 per policy
Mortality & Expense Risk Charge	Daily	Annual Rate • 0.40% of the policy’s daily net assets in the Separate Account	Annual Rate • 0.40% of the policy’s daily net assets in the Separate Account
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations or avocations.[3]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Insurance Risk • $0.014 – $83.33	• $83.33 per $1000 of Insurance Risk
Loan Interest Rate Expense Charge[4]	Reduces the interest we credit on the loaned value. We credit loan interest daily.	All Policy Years • 0.90% of loaned amount	All Policy Years • 2.00% of loaned amount
Riders	When Rider Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Accidental Death Benefit[5] This Rider is no longer issued.	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of rider face amount • $0.06591 – $0.12929	same as current
Rider charge for a 35-year-old male, non-smoker, and a policy face amount of $500,000.[2,5]	Monthly, on the policy’s monthly charge date.	• $0.06591 per $1000 of rider face amount	• $0.06591 per $1000 of rider face amount
Insurability Protection[6] This Rider is no longer issued.	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of rider face amount • $0.043 – $0.179	same as current
Rider charge for a 35-year-old male, non-smoker and a policy face amount of $500,000.[2,6]	Monthly, on the policy’s monthly charge date.	• $0.154 per $1000 of rider face amount	• $0.154 per $1000 of rider face amount

Fee Tables

Riders	When Rider Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Waiver of Monthly Charges[7]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1 of Monthly Deduction • $0.036 – $0.349	same as current
Rider charge for a 35-year-old male, non-smoker, and a policy face amount of $500,000.[2,7]	Monthly, on the policy’s monthly charge date.	• $0.058 per $1 of Monthly Deduction	• $0.058 per $1 of Monthly Deduction

All of the monthly charges listed in the table above are deducted proportionately from the then current account values in the Separate Account and the guaranteed principal account. The mortality and expense charge is deducted from the assets of the Separate Account only.

1	The rates vary by the insured’s gender, attained age and risk classification. The rates may not be representative of the charge that a particular policy owner will pay. If you would like information on the rates for your particular situation, you can request a personalized illustration from your registered representative or by calling the MassMutual Customer Service Center at 1-800-272-2216.
The mortality charge rates reflected in this table are for standard risks; the maximum insurance charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO) Tables. Insurance risk is a liability of the insurance company and is equal to the difference between the death benefit and the account value.
2	The rates shown for the “representative insured” are first year rates only.
3	The rates vary in amount and duration by the insured’s gender, attained age and risk classification. The combined monthly mortality charges will not exceed $83.33 per $1,000 of insurance risk.
4	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.
5	The rates for the Accidental Death Benefit Rider vary by the insured’s attained age.
6	The rates for the Insurability Protection Rider vary by the insured’s issue age.
7	The rates for the Waiver of Monthly Charges Rider vary by the insured’s gender and attained age.
The policy’s “monthly deduction” is the sum of the following current monthly charges: (a) administrative charge, (b) mortality charge, and (c) any applicable rider charges.

Fee Tables

Annual Fund Operating Expenses

While you own the policy, if your assets are invested in any of the divisions of the Separate Account, you will be subject to the fees and expenses charged by the fund in which that division invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2008. More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the policy, is contained in the second table below and in each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.35%	0.85%

Investment Management Fees and Other Expenses

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2008.

Fund Name	Management Fees[1]		Other Expenses		12b-1 Fees	Acquired Fund Fees & Expenses		Total Annual Fund Operating Expenses
MML Blend Fund (Initial Class)	0.41%		0.06%		—	0.01%	[2]	0.48%
MML Equity Fund (Initial Class)	0.40%		0.04%		—	—		0.44%
MML Equity Index Fund (Class II)	0.10%		0.25%		—	—		0.35%	[3]
MML Managed Bond Fund (Initial Class)	0.43%		0.02%		—	—		0.45%
MML Money Market Fund (Initial Class)	0.49%	[4]	0.06%		—	—		0.55%
Oppenheimer Global Securities Fund/VA (Non-Service)	0.63%		0.12%	[5]	—	—		0.75%	[6]
T. Rowe Price Mid-Cap Growth Portfolio	0.77%		0.03%		—	0.05%		0.85%

1	The “Management Fee” is the investment advisory fee paid by the Portfolio or Fund to its investment adviser.

2	Acquired Fund Fees and Expenses represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund Fees and Expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

3	MassMutual has contractually agreed to waive certain administrative and shareholder service fees payable by the MML Equity Index Fund on account of Class II Shares. In 2008, 0.05% of such fees were waived. If this table had reflected these waivers, the Total Net Operating Expenses would have been 0.29%.

4	MassMutual has agreed to voluntarily waive some or all of its management fees in an attempt to allow the Fund to maintain a 1-day yield of at least approximately 0.00%. MassMutual may amend or discontinue this waiver at any time without advance notice.

5	“Other expenses” include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays. Effective May 1, 2009 the Fund’s transfer agent fee structure has changed. The “Other Expenses” and “Total Annual Operating Expenses” per the above table reflect the estimated annual effect of these contractual changes. Prior to May 1, 2009, the Transfer Agent had voluntarily undertaken to the Fund to limit the transfer agent fees to 0.35% of average daily net assets per fiscal year for all classes. For the Fund’s fiscal year ended December 31, 2008, the transfer agent fees did not exceed the expense limitation. The actual “Other Expenses” as a percentage of the average daily net assets for the Fund’s fiscal year ended December 31, 2008 were 0.02% for Non-Service Shares. The Fund also receives certain credits from the Fund’s custodian that, during the fiscal year ended December 31, 2008, reduced its custodial expenses for all share classes by less than 0.01% of average daily net assets.

6	Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of average daily net assets, will not exceed the annual rate of 1.00% for Non-Service shares. This voluntary undertaking may be amended or withdrawn at any time without notice to shareholders. In addition, the transfer agent fee has changed effective May 1, 2009. As a result, the “Total Annual Operating Expenses” in the table have been restated to reflect the current fee structure. It is estimated that after giving effect to all of the current fee structures, waivers and credits, the Fund’s “Total Annual Operating Expenses” during the fiscal year ended December 31, 2008, as a percentage of average daily net assets, would have been and 0.75% for Non-Service Shares.

(See the fund prospectus and Statement of Additional Information documents for more details.)

The Company

In this prospectus, the “Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is a diversified financial services company providing life insurance, disability income insurance,

Fee Tables/The Company

long-term care insurance, annuities, retirement and income products and programs and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company.

MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

General Overview

The policy is a life insurance contract between you (the owner) and MassMutual. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the insured dies while the policy is in force.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the policy’s selected face amount. This flexibility allows you to meet changing insurance needs under a single life insurance policy. The policy also provides additional amounts payable upon death of the insured through certain riders that may be added to your policy with additional charges.

Generally, you are not taxed on policy earnings until you take money out of the policy. In most cases, you will not be taxed on the amounts you take out until the total of all your withdrawals exceeds the amount of all your premium payments. This is known as tax deferral.

The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices. Your choices include the funds listed in this prospectus and a guaranteed principal account (GPA). Your policy value and the amount of the death benefit we pay may vary due to a number of factors including, but not limited to, the investment performance of the funds you select and the interest we credit on the GPA.

All financial transactions (including premium payments, surrenders, withdrawals, loan related transactions, and transfers) will be effective on a valuation date. A “valuation date” is any day on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for trading. Our valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time. Valuation dates do not include days when the NYSE is closed, which generally includes weekends and major U.S. holidays.

When the insured dies, if the policy is in force, we will pay the beneficiary a death benefit. The policy offers a number of death benefit payment methods.

Your life insurance policy provides coverage for as long as the policy has sufficient account value. It does not “mature” or provide an endowment in a specific policy year as some traditional life insurance policies do.

This policy is “participating” which means it may or may not share in any dividends we pay. Each year we determine how much money can be paid as dividends. This is called divisible surplus. We then determine how much of this divisible surplus is to be allocated to this policy. This determination is based on the policy’s contribution to divisible surplus. Since we do not expect this policy to contribute to divisible surplus, we do not expect that any dividends will be payable on this policy.

This prospectus describes the policy. You should consult your policy for more information about its terms and conditions, and for any state-specific variances that may apply to your policy.

Owner, Insured, Beneficiary

Owner

The owner is the person who will generally make the choices that determine how the policy operates while it is in force. You name the owner in the application. However, the owner may be changed while the policy is in force; therefore, the owner is the person we have listed as such in our records. Generally, the change of owner will take effect as of the date the request is signed. Each change will be subject to any payment we made or other action we took before receiving the written request. When we use the terms “you” or “your”, in this prospectus, we are referring to the owner.

The Company/General Overview/Owner, Insured, Beneficiary

The sale of your policy to an unrelated investor, sometimes called a viatical company, in a “life settlement” typically has high transaction costs that may significantly reduce the value of your estate. Discuss the benefits and risks of selling your life insurance policy with your registered representative and estate planner before you enter into a life settlement.

Insured

The insured is the person on whose life the policy is issued. The policy owner must have an insurable interest in the life of the insured in order for the policy to be valid under state law and for the policy to be considered life insurance for income tax purposes. If the policy does not comply with the insurable interest requirements of the issue state at the time of issue, the policy may be deemed void from the beginning. As a result, the policy would not provide the intended benefits. It is the responsibility of the policy owner to determine whether proper insurable interest exists at the time of policy issuance.

You named the insured in the application for the policy. We did not issue a policy for an insured who was more than 82 years old. Before issuing a policy, we required evidence to determine the insurability of the insured. This usually required a medical examination.

Beneficiary

You named a beneficiary in the application to receive any death benefit. Unless an irrevocable beneficiary has been named or an assignment is in effect, you can change the beneficiary at any time before the insured dies by sending a written request to our Administrative Office. The owner must have the consent of an irrevocable beneficiary or assignee to change the beneficiary. Generally, the change will take effect as of the date your request is signed. Each change will be subject to any payment we made or other action we took before receiving the written request.

You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. There may be more than one beneficiary in a class.

If no beneficiary is living when the insured dies, unless you have given us different instructions, we will pay you the death benefit. If you are deceased, it will be paid to your estate.

Purchasing a Policy

Purchasing a Policy

The policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies. To purchase a policy you had to send us a completed application. The minimum “initial selected face amount” of a policy depends on the market in which it was sold, the underwriting process used, and the Issue Age of the Insured:

•

Tax-qualified Market (used in a retirement plan qualifying for tax benefits under the Internal Revenue Code), Any Underwriting Process: $15,000 for Ages 0-55; $14,000 for Age 56; $13,000 for Age 57; $12,000 for Age 58, $11,000 for Age 59; and $10,000 for ages 60 and higher.

•	Non-qualified Markets, Simplified Underwriting: Same as tax-qualified market.
•	Non-qualified Markets, Any Other Underwriting Process: $50,000 for Ages 0-35; $40,000 for Ages 36-40; $30,000 for Ages 41-45; $20,000 for ages 46-50; and $15,000 for Ages 51 and higher.

The owner selected, within our limits, the policy’s “selected face amount”. The selected face amount is used to determine the amount of insurance coverage the policy provides while it is in force. The initial selected face amount is the selected face amount that was in effect on the policy date. It was listed on the first page of your policy.

We determined whether to accept or reject the application for the policy and the insured’s risk classification. Coverage under the policy generally became effective on the policy’s issue date. However, if we did not receive the first premium and all documents necessary to process the premium by the issue date, coverage began on the date those items were received, in good order, at our Administrative Office.

“Good order” means that all the necessary documents and forms are complete and in our possession.

Owner, Insured, Beneficiary/Purchasing a Policy

Policies generally were issued with values that vary based on the gender of the insured. In some situations, however, we may have issued unisex policies, that is policies whose values do not vary by the gender of the insured. Policies issued as part of an employee benefit plan may be unisex. References in this prospectus to sex-distinct policy values are not applicable to unisex policies.

Your Right to a “Free Look”

You had the right to examine your policy. If you changed your mind about owning it, generally, you could have cancelled it within 10 calendar days after you received it, or 10 calendar days after you receive a written notice of withdrawal right, or 45 days after signing Part 1 of your Application, whichever was latest. You may also have cancelled increases in selected face amount under the same time limitations. (This period of time may vary by state.)

If you cancelled the policy, we issued you a refund. The free look period and the amount refunded vary. You should refer to your policy for the refund that applies in your state of issue; however, the following information will give you a general understanding of our refund procedures if you cancelled your policy.

In most states we refunded the sum of:

1.	any premium paid for the policy; plus

2.	any interest credited to the policy under the GPA; plus or minus

3.	an amount reflecting the investment experience of the divisions of the Separate Account under this policy to the date we received the policy.

In other states, the refund was equal to any premium paid for the policy.

To cancel the policy, you had to return it to us at our Administrative Office, to the registered representative who sold the policy, or to one of our agency offices.

Replacements

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financial purchase. A “financial purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender, or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest. You should be aware that the person selling you the new policy will generally earn a commission if you buy the new policy through a replacement. Remember that if you replace this policy described in this prospectus with another policy, you might have to pay a surrender charge on this policy, and there will be a new surrender charge period for the new policy.

You should also note that once you have replaced your variable life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable life insurance policy or annuity contract during your “free look” period. The only exception to this rule would be if you live in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new variable life insurance policy or annuity contract during the “free look” period.

Premiums

The planned premium amount you pay is based on a number of factors including, but not limited to:

•	the selected face amount,
•	the insured’s gender,

Purchasing a Policy/Premiums

•	the insured’s issue age,
•	the insured’s risk classification,
•	policy charges, and
•	whether or not any riders apply to the policy.

Premium Payments and Payment Plans

Premium payments should not be sent to our Administrative Office. They should be sent to the appropriate lockbox (premium payment processing service). Premium payments sent to an incorrect lockbox will be considered not in good order. We will reroute the payment and apply it on the valuation date when it is determined to be in good order. See below for lockbox address details.

Premium payments for VLP policies issued in New York should be sent to the appropriate address:

Regular Mail:

MassMutual VLP

PO Box 75233

Chicago, IL 60675-5233

Overnight Mail:

MassMutual VLP

350 North Orleans Street

Receipt & Dispatch 8th Floor

Lockbox 75233

Chicago, IL 60654

You may also make premium payments by wire transfer. For instructions on how to make a premium payment by wire transfer, please call our Administrative Office at 1-800-272-2216.

First Premium

Generally, you determined the first premium you wanted to pay for the policy, but it must have been at least equal to the minimum initial premium. The minimum initial premium depended on:

•	your chosen premium frequency,
•	the policy’s initial selected face amount,
•	the issue age, gender, and risk classification of the insured, and
•	any riders on the policy.

Planned Premiums

When applying for the policy, you selected (within the policy limitations) the planned premium and payment frequency (annual, semiannual, quarterly, or monthly pre-authorized premium payment plan).

We will send premium notices for the planned premium based on the payment frequency in effect. If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not necessarily guarantee the policy will remain in force. To keep policy in force, it must have sufficient account value. See “Grace Period and Termination”. We will send a notice of any premium needed to prevent termination of this policy; however, regular billing notices for planned premiums will be sent only while the policy is in full force.

To change the amount and frequency of planned premiums, you must submit your request to our Administrative Office.

If you change the frequency of your planned premiums, your policy may be at risk of lapsing because we do not bill for fractional payment periods.

Example:

Your policy anniversary is on January 2 and you make planned quarterly premium payments. We have been sending you a bill each quarter for the applicable premium. In June you notify us that you want to change your planned premium from quarterly payments to annual payments. In this situation, we would have sent you bills for the first and second quarterly payments of that year. After receiving your notification, however, we would not send you a bill for the last two quarterly payments of that year. We will send your next bill out on the following policy anniversary date (January 2). If you choose not to make a premium payment between July and January 2, your policy may lapse before you receive your next bill. For more information on what happens if your policy lapses, please read the section titled “Policy Termination and Reinstatement”.

Premiums

Premium Payment Plan

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments. You may commence the pre-authorized check service at any time, unless your policy has entered its grace period (see “Policy Termination and Reinstatement” for more information). You can discontinue this service by contacting our Administrative Office.

We must receive notification of account changes at our Administrative Office prior to 15 days before the next draft. Withdrawals from your bank account may be made on the 1st through the 28th of each month. If you do not specify a date, drafts will occur on the 28th. We may automatically switch you to quarterly payments if (1) your policy has insufficient value to cover the monthly charges due and your elected premium is below the current monthly deductions or (2) we are unable to obtain the premium payment from your bank account.

Premium Flexibility

After you paid the first premium, within limits you may pay any amount at any time while the insured is living. Although you must maintain sufficient account value to keep the policy in force, there is no required schedule of premium payments. You may, however, elect to set up a “planned premium” payment plan. Premium payment plans are discussed above in the “Premium Payments and Payment Plans” section.

The minimum premium payment we will accept is $10.

If, on the monthly calculation date following the date we apply a subsequent premium payment, we determine that your policy has become a “modified endowment contract” (“MEC”), we will refund that portion of your premium payment that causes the policy to become a MEC. No interest or investment performance will be earned under the contract on the portion of the payment that is refunded to you.

When we mail you the refund, we will give you the option to accept your policy as a MEC. If, you want to accept the policy as a MEC you must complete and sign a MEC Acknowledgment Notice and return it, along with the refunded premium payment, to our Administrative Office. The payment will be applied on the valuation date that is on or next follows the date we receive it, in good order, at our Administrative Office.

It is possible that a policy that was going to become a MEC will not become a MEC, if you return the refunded premium payment and we receive it, in good order, after the next policy anniversary has occurred or after a material change to the policy has taken place. In those cases you will not be notified of this change in the policy’s status. You can, however, call our Administrative Office to request the MEC status of your policy.

For more information on MEC policies, material changes, 7-pay limit, and 7-pay test, you should consult your tax adviser. These terms are also discussed under “Modified Endowment Contracts” in the “Federal Income Tax Considerations” section of this prospectus.

If your policy terminated and it was reinstated, the above procedures will not apply. If you would like information on how reinstated policies are tested for their MEC status, please contact our Administrative Office.

Premium Limitations

The Internal Revenue Code (IRC) has limits on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. The maximum premium you can pay each policy year is the greater of:

(a)	an amount equal to $100 plus double the annual minimum annual premium for the policy; or

(b)	the highest premium payment amount that would not increase the insurance risk.

The maximum premium you may pay in any policy year is shown on the schedule page for your policy. You may also contact our Administrative Office to obtain the amount of the maximum premium you can apply to your policy.

We will credit that portion of the payment that will not exceed the maximum limit. We will return the remaining payment to the premium payer. No premium notices will be generated until the next policy anniversary. If we did not refund the excess premium, the policy may no longer qualify as life insurance under federal tax law.

For more information on the test, please read the “Minimum Face Amount” section.

Premiums

How and When Your Premium is Allocated

Net Premium

Net premium is a premium payment received in good order minus the premium expense charge.

Premiums that would cause the policy to be a MEC may not be considered to be in good order, depending on when they are received.

The net premium is allocated among the divisions of the Separate Account and the guaranteed principal account according to your current instructions on our Net Premium Allocation Request form.

Net Premium Allocation

When applying for the policy, you indicated how you wanted net premiums allocated among the divisions and the guaranteed principal account. Net premium allocations must be whole-number percentages that add up to 100%.

You may change your net premium allocation at any time by sending a Net Premium Allocation Request form to us at our Administrative Office. You may also change your net premium allocation by telephone, fax transmission, or through our Web site, subject to certain restrictions. Please note that telephone, fax, or website transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may be liable for any losses due to unauthorized or fraudulent instructions. Therefore, we will take reasonable steps to confirm that instructions given to us by telephone are genuine. We may tape record all telephone instructions.

When accompanied by a premium payment, this request to change your net premium allocation will become effective on the valuation date we receive your request, in good order, at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, the change will become effective on the next valuation date.

When Net Premium Is Allocated

The policy date, issue date, and register date of your policy may affect the allocation of your net premiums. This, in turn, can affect the investment earnings and interest credited on your policy account value.

The “issue date” is the date we actually issued the policy. The “policy date” normally is the same date as the issue date. However, you may have requested in your application that we set the policy date to be a specific date earlier than the issue date. In this case, monthly charges were deducted as of the requested policy date. These deductions covered a period of time during which the policy was not in effect.

The “register date” is the first date premiums were allocated. It is the valuation date that was on the latest of:

a.	the policy date;

b.	the day we received your completed Part 1 of the application for the policy, or

c.	the day we received the first premium payment in good order.

We apply subsequent premium payments that are received on or after the register date, on the valuation date we receive them in good order. Subsequent premium payments will be applied in accordance with your premium allocation instructions. If we receive a subsequent premium payment in good order on a non-valuation date or after the close of a valuation date, we will apply the premium payment on the next valuation date.

Premiums

Cashflow Diagram

The following diagram provides an overview of how premium payments flow through your policy and where deductions for fees and expenses are taken. The shaded boxes indicate fees and expenses you pay directly or indirectly under your policy. Refer to the “Charges and Deductions” section for more information.

1	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.

Premiums

Investment Choices

The Separate Account

The Company’s assets are held in its general investment account. The general investment account is not registered under federal or state securities law and, subject to applicable law, the Company has sole discretion over the assets in its general investment account.

The part of your premium that you invest in your policy’s variable investment divisions, however, is held in an account that is separate from the general assets of the Company. This account is called the Massachusetts Mutual Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account”. The Company owns the assets in the Separate Account.

We established the Separate Account on July 13, 1988, according to the laws of the Commonwealth of Massachusetts. We registered it with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account exists to keep your life insurance assets separate from our other Company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the VLP policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the VLP policies.

We have established a segment within the Separate Account to receive and invest premium payments for the VLP policies. Currently, the VLP segment is divided into seven divisions, subject to state availability. Each “division” purchases shares in a corresponding fund. The underlying funds are listed in the next section.

Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the VLP policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public and their performance results will differ from the performance of the retail funds.

Policy owners do not invest directly into the underlying funds. Instead, as shown in the example below, they invest in the Separate Account divisions which then purchase shares of the corresponding underlying fund. The Separate Account owns the fund shares; the Company owns the Separate Account.

Investment Choices

Underlying Funds

Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser, if applicable, as well as the type of fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectuses. A copy of each underlying fund’s prospectus is attached to this prospectus. There can be no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, and partly as a result of insurance charges, the yield on the money market investment fund may become extremely low and possibly negative.

Type of Fund	Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
International/Global
	Oppenheimer Global Securities Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
Small/Mid-Cap Growth
	T. Rowe Price Mid-Cap Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A
Large-Cap Blend
	MML Equity Index Fund (Class II)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.
Large-Cap Value
	MML Equity Fund (Initial Class)	Adviser: MassMutual Sub-Advisers: AllianceBernstein L.P. and OppenheimerFunds, Inc.
Asset Allocation/Balanced
	MML Blend Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
Fixed Income
	MML Managed Bond Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
Money Market
	MML Money Market Fund[1] (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC

1	An investment in the MML Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this Fund could be negative.

You are responsible for choosing the funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including each fund’s prospectus, statement of additional information, and annual and semiannual reports. After you select funds for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate. We do not recommend or endorse any particular fund and we do not provide investment advice.

You bear the risk of any decline in your policy account value resulting from the performance of the funds you have chosen.

Investment Choices

Addition, Deletion, or Substitution of Funds

We do not guarantee that each fund will always be available for investment through the policy. We reserve the right, subject to compliance with applicable law, to add new funds or fund classes, close existing funds or fund classes, or substitute fund shares that are held by any variable investment division for shares of a different fund. New or substitute funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the Separate Account securities from other funds. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of contracts to which the policy belongs.

Compensation We Receive From Funds, Advisers and Sub-Advisers

Compensation We Receive From Funds

We and certain of our affiliates also receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of the fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund which are attributable to MassMutual’s variable contracts. This compensation is specified as 12b-1 fees in the “Investment Management Fees and Other Expenses” table. An investment in a fund with a 12b-1 fee will increase the cost of your investment in this policy.

Compensation We Receive From Advisers and Sub-Advisers

We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the policy, and providing services, on behalf of the funds, in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (“MassMutual’s variable contracts”). These percentage rates differ, but currently do not exceed 0.30%. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation.

The compensation is not reflected in the expenses that are disclosed for the funds in the “Investment Management Fees and Other Expenses” table, because this compensation is not paid directly out of the funds’ assets. However, these payments may be derived, in whole or in part, from the advisory fee deducted from fund assets. Policy owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information). For a list of the funds whose advisers currently pay such compensation, visit www.massmutual.com/legal/compagreements.

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds.

Compensation In General

The compensation that we receive may be significant and we may profit from this compensation. In addition to compensation described above, when selecting the funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance. We review the funds periodically and may remove a fund, or limit its availability to new premiums and/or transfers of account value if we determine that a fund no longer satisfies one or more of the selection criteria; and/or if the fund has not attracted significant allocations from policy owners. We have included certain funds at least in part because they are managed by us or an affiliate. For further details about the compensation payments we make in connection with the sale of the policies, see “Other Information – Distribution” in this prospectus.

The Guaranteed Principal Account

Premium and account value allocated to the guaranteed principal account (GPA) become part of the general investment account of the Company, which supports life insurance and annuity obligations.

Investment Choices

We have not registered the general investment account under the Securities Act of 1933 or under the Investment Company Act of 1940 in reliance upon certain exemptions and exclusions in those laws. We have been advised that the Securities and Exchange Commission has not reviewed the disclosures in this prospectus that relate to the GPA or the general investment account. Those disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

The assets in the Separate Account or our other separate accounts are not part of our general investment account. Subject to applicable law, we have sole discretion over the investment assets in our general investment account.

You do not participate in the investment performance of the assets in our general investment account. Instead, we guarantee that amounts allocated to the GPA, in excess of policy debt, will earn interest at a minimum rate of 4% per year. We may credit a higher rate of interest at our discretion. The interest rate is declared monthly and becomes effective on your policy’s monthly charge date. You bear the risk that no higher rates of interest will be credited.

For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate per year is the greater of:

•	4%, or
•	The policy loan rate less the maximum loan interest rate expense charge.

Policy Value

How The Value of your Policy is Calculated

Your value of your policy is called its “account value”. The account value has two components:

1.	The variable account value, and

2.	The fixed account value.

We will calculate your policy value on each valuation date.

Variable Account Value

Transactions in your variable divisions are all reflected through the purchase and sale of “accumulation units”. For instance, before we invest your net premium payment in a division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the designated fund.

The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	net premiums allocated to the Separate Account;
•	transfers to the Separate Account from the guaranteed principal account;
•	transfers and withdrawals from the Separate Account;
•	fees and charges deducted from the Separate Account; and
•	the net investment experience of the Separate Account.

Net Investment Experience

The net investment experience of the variable account value is reflected in the value of the accumulation units.

Every valuation date we determine the value of an accumulation unit for each of the separate account divisions. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for the mortality and expense risk charge, and fund expenses.

The value of an accumulation unit may go up or down from valuation date to valuation date.

When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the net premium payment allocated to a division by the unit value for that Separate Account division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.

Investment Choices/Policy Value

We calculate the value of an accumulation unit for each division at the close of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.

Fixed Account Value

The fixed account value is the accumulation of:

•	net premiums allocated to the guaranteed principal account (GPA); plus
•	amounts transferred into the GPA; minus
•	amounts transferred or withdrawn from the GPA; minus
•	fees and charges deducted from the GPA; plus
•	interest credited to the GPA.

Interest on the Fixed Account Value

The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual loan interest rate minus the current loan interest rate expense charge; or
•	4%, if greater.

On each monthly calculation date, the interest earned on any outstanding loan is credited to the fixed account value of your policy.

For the part of the fixed account value in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or
•	the guaranteed interest rate of 4%, if greater.

The current interest may change as often as monthly and becomes effective on your policy’s monthly charge date.

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make planned premium payments. Nor will making planned premium payments necessarily guarantee that the policy will remain in force. If the policy does terminate, you may be permitted to reinstate it.

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, refer to the “Federal Income Tax Considerations” section.

Grace Period and Termination

The policy may terminate without value if its account value (less policy debt) on a monthly calculation date cannot cover the monthly charges due. Before your policy terminates, we allow a “grace period” during which you can pay the amount of premium needed to increase the account value so that the monthly charges can be paid. We will mail you a notice stating this amount.

The grace period begins on the date the monthly charges are due. It ends on the later of:

•	61 days after the date it begins, or
•	30 days after the date we mail you the notice.

During the grace period, the policy will stay in force. If the insured dies during this period and the necessary premium has not been paid, we will pay the death benefit proceeds, reduced by the amount of the unpaid monthly charges.

If we do not receive the required payment by the end of the grace period, the policy will terminate without value at the end of the grace period.

The Company mailing a termination or a lapse notice to you constitutes sufficient notice of cancellation of coverage.

Policy Value

Reinstating Your Policy

If your policy terminates, you may be able to reinstate it. You may not, however, reinstate your policy if:

•	you surrendered it (unless required by law); or
•	five years have passed since it terminated.

To reinstate your policy, we will need:

1.	a written application to reinstate;

2.	evidence, satisfactory to us, that the insured is still insurable;

3.	a premium payment sufficient to keep the policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request; and

4.	a MEC Notice and Acknowledgement form, if the reinstated policy would be a MEC (see “Policy After You Reinstate” below, and the “Federal Income Tax Considerations” section).

We will not apply the required premium for reinstatement to an investment option until we have approved your reinstatement application.

The policy will be reinstated after your application has been approved by us and the required premium is received in good order at our Administrative Office. The reinstatement date will be the valuation date on or immediately following the date we determine the application and payment to be in good order. We will assess monthly charges due to us upon reinstatement of your policy as of the reinstatement date.

Policy after You Reinstate

If you reinstate your policy, the selected face amount will be the same as it was when the policy terminated. Your account value at reinstatement will be;

•	the premium paid to reinstate your policy, minus
•	the premium expense charge, minus
•	applicable monthly charges due.

Additionally, if the policy lapsed during a period when a surrender charge applied, surrender charges equal to the amount and period applicable when the policy lapsed will apply to the reinstated policy.

We do not reinstate policy debt.

If you reinstate your policy, it may become a modified endowment contract under current federal tax law. Please consult your tax adviser. More information on modified endowment contracts is included in the “Federal Income Tax Considerations” section.

Reinstatement will not reverse any adverse tax consequences caused by policy termination unless it occurs within 90 days of the end of the grace period. In no situation, however, can adverse tax consequences that are a result of policy debt be reversed.

Policy Transactions

While your policy is in force you may generally transfer funds among the variable investment divisions and to or from the guaranteed principal account. You may also borrow against it, make withdrawals from it, or surrender it completely. These transactions are discussed below.

All transaction requests must be submitted in good order to our Administrative Office. Transaction requests may be faxed to our Administrative Office unless a signature guarantee is required. Please note that telephone, fax, or website transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request.

Policy Value/Policy Transactions

Transfers

You may generally transfer all or part of a division’s account value to any other division or the guaranteed principal account. Transfers are effective as of the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, your transfer request will be effective as of the next valuation date.

We do not charge for transfers.

You can submit transfer requests by sending us a written request on our transfer request form. You may also submit transfer requests by telephone or through our website, subject to certain restrictions. We may be liable for any losses due to unauthorized or fraudulent instructions; therefore, we will take reasonable steps to confirm that instructions given to us are genuine. We may tape record all telephone conversations.

Currently, there is no limit on the number of transfers you may make among the Separate Account divisions. We reserve the right, however, to terminate, limit, or modify your ability to make such transfers.

We limit transfers from the guaranteed principal account to the divisions to one each policy year. You may not transfer more than 25% of the fixed account value (less any policy debt) at the time of transfer. There is one exception to this rule. If:

•	you have transferred 25% of the fixed account value (less any policy debt) each year for three consecutive policy years; and
•	you have not added any net premiums or transferred amounts to the guaranteed principal account during these three years;

then you may transfer the remainder of the fixed account value (less any policy debt) out of the guaranteed principal account in the succeeding policy year.

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all owners and beneficiaries under the policy, including long-term owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this policy. We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions of the Separate Account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy (or any intermediaries acting on behalf of such persons), and curtail their trading in every instance. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict. In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all policies as a result of undetected abusive trading practices. If we, or the investment adviser to any of the funds available with this contract, determine that an owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our web site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund.

Policy Transactions

Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. In addition, funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds described the funds’ frequent trading or market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual policy owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific policy owners who violate the frequent trading or market timing policies established by the fund. Policy owners and other persons with interests in the policies should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require us to restrict or prohibit further purchases or transfers as requested by a fund on all policies owned by a policy owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from policy owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only. Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from an owner or other person authorized to conduct a transfer;
•	limit the number of transfer requests that can be made during a policy year; and
•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity. We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all owners.

Withdrawals

On any valuation date at least six months after the Policy Date, you may withdraw an amount, not less than $100, including the withdrawal fee. We do not charge a surrender charge for a withdrawal.

The account value remaining after a withdrawal is processed must be at least equal to the sum of the planned minimum annual premiums to date (the policy’s minimum annual premium for each policy anniversary which falls on or before the date of the withdrawal). You can make a withdrawal by sending us a written request on our partial withdrawal request form.

You must state in your request form the dollar amount and corresponding investment division(s) from which you want the withdrawal made. If you choose to withdraw an amount from the guaranteed principal account, it may not exceed the non-loaned account value in that investment division. If you request a maximum partial withdrawal and do not indicate which funds to withdraw the value from, the amount of the withdrawal will be deducted proportionately from the available divisions, including the non-loaned account value in the guaranteed principal account.

A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences. These tax consequences are discussed in the “Federal Tax Considerations” section.

Policy Transactions

Example:

Assume prior to the withdrawal the policy has a face mount of $50,000 and an account value of $20,000. If you make a withdrawal of $5,000, the account value will be reduced to $15,000 and the face amount will be reduced to $45,000. The withdrawal payment will be $4,975.

If a policy’s selected face amount is decreased because of a withdrawal, surrender charges will not apply. You may request that the selected face amount not be reduced in conjunction with your withdrawal. We may require evidence of insurability, satisfactory to us, according to our underwriting procedures. The amount of the reduction will be the amount of the withdrawal, including the withdrawal fee.

There is one exception:

If the death benefit immediately before the withdrawal is equal to the minimum face amount, either the face amount reduction will be limited or we will not reduce the face amount.

We will not reduce the selected face amount if the death benefit immediately after the withdrawal would be the new minimum face amount (based on the reduced account value). Otherwise, the selected face amount reduction will be based on a formula.

The formula considers the smallest withdrawal amount that would bring the minimum face amount below the death benefit. The formula reduces the selected face amount by the excess of the requested withdrawal amount over this smallest withdrawal amount. (Minimum face amount and death benefit are explained in the “Death Benefit” section.) See Appendix A for examples of the impact of withdrawals on the selected face amount.

We will not allow a withdrawal if it would result in a reduction of the selected face amount to less than the minimum selected face amount. In addition, we will not allow a withdrawal if it would reduce the account value to an amount less than the sum of the minimum Planned Annual Premiums to date.

Withdrawal requests where evidence of insurability is not required will be effective on the valuation date we receive the written request or fax in good order at our Administrative Office. Withdrawal requests where evidence of insurability is required will be effective on the valuation date we approve the evidence of insurability application provided that the remainder of the withdrawal request is in good order on that date. Withdrawal requests determined to be in good order on a non-valuation date or after the close of a valuation date, will be effective as of the next valuation date.

If a withdrawal would cause the policy to become a modified endowment contract, a MEC Notice and Acknowledgement Form will be required before the withdrawal will be processed. For more information on MECs, see the “Federal Income Tax Considerations” section.

We will pay any withdrawal amounts within 7 calendar days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. (See “Other Policy Rights and Limitations”.)

Surrenders

You may surrender your policy to us at any time while the policy is in force. We will pay you its cash surrender value. To surrender your policy you must send us a completed surrender form and any other forms we may require.

The surrender will be effective on the valuation date we receive all required, fully completed forms in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, your surrender request will be effective as of the next valuation date.

We will pay any surrender amounts within 7 calendar days of the surrender effective date, unless we are required to suspend or postpone surrender payments. (Please refer to “Other Policy Rights and Limitations”.)

The policy terminates as of the effective date of the surrender and cannot be reinstated, unless required by law. Surrendering the policy may result in adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section.

Subject to product and state availability, an endorsement to the policy may be available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their policy for a qualifying

Policy Transactions

non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

It may not be in your best interest to surrender an existing life insurance policy in connection with the purchase of a new life insurance policy.

For more information, please contact your registered representative or call our Administrative Office.

Cash Surrender Value

The cash surrender value of the policy is equal to:

•	the account value; minus
•	any surrender charges that apply; and minus
•	any policy debt.

Loans

We allowed loans after the first policy year. You may take a loan from the policy once the account value exceeds the total of any surrender charges. You must assign the policy to us as collateral for the loan.

We charge interest on policy loans that is added to the policy debt. We refer to all outstanding loans plus accrued interest as “policy debt”. You may repay all or part of your policy debt but you are not required to do so.

The maximum loan amount allowed at any time is calculated as follows:

(1)	we subtract from the account value any surrender charges that would apply if the policy were surrendered on that date;

(2)	we calculate 90% of the amount determined in (1) above and

(3)	we subtract any policy debt from the amount determined in (2) above. The result is the maximum amount that can be borrowed.

Taking a loan from your policy has several risks:

•	it may increase the risk that your policy will terminate;
•	it will have a permanent effect on your policy’s cash surrender value;
•	it may increase the amount of premium needed to keep the policy in force;
•	it will reduce the death proceeds; and
•	it has potential adverse tax consequences.

The risks that can result from taking a loan may be reduced if you repay the policy debt. The tax consequences of loans are discussed in the “Federal Income Tax Considerations” section.

Requesting a Loan

You may take a loan by completing a loan request form and sending it to our Administrative Office. You must assign the policy to us as collateral for the loan.

Payment of Proceeds

Loans will be effective on the valuation date we receive your loan request form and all other required documents in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, your loan request will be effective as of the next valuation date.

On the effective date of the loan, we deduct proportionate accumulation units from the divisions and the guaranteed principal account (excluding any outstanding loans) and transfer the resulting dollar amounts to the loan section of the guaranteed principal account. We will pay any loan amounts within 7 calendar days of the loan effective date, unless we are required to suspend or postpone the payment of loan amounts. (Please refer to “Other Policy Rights and Limitations”.)

Policy Transactions

Interest Credited on the Loaned Value

When you take a loan, we transfer an amount equal to the loan to the loan section of the guaranteed principal account. This amount earns interest at a rate equal to the greater of:

•	4%, or
•	the policy loan rate less the current loan interest rate expense charge.

On each monthly calculation date, the interest earned on any outstanding loan is credited to the fixed account value of your policy.

Loan Interest Charged

At the time you applied for the policy, you selected either a fixed loan interest rate of 6% or an adjustable loan rate.

On each policy anniversary, we will set the adjustable rate that will apply for the next policy year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of the state in which your contract was issued.

The maximum rate is the greater of:

i.	the published monthly average for the calendar month ending two months before the policy year begins; or

ii.	5%.

If the maximum rate is less than 0.5% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least 0.5% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. As part of the loan, it will bear interest at the loan rate. Loan interest is due on each policy anniversary. The interest is deducted proportionately from the divisions of the separate account and the GPA according to the then current value in those divisions and added to the loan. If the policy’s account value cannot cover the loan interest due, the policy may lapse according to the Policy Termination section of this prospectus.

Effect of a Loan on the Values of the Policy

A policy loan negatively affects policy values since we reduce the death benefit and cash surrender value by the amount of the loan and any accrued loan interest.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the guaranteed principal account. This amount does not participate in the investment performance of the Separate Account.

Additionally, since loan repayments are allocated to the guaranteed principal account, a loan will impact your ability to transfer funds because we limit transfers from the guaranteed principal account to one each policy year and, generally, you cannot transfer more than 25% of the policy’s fixed account value, excluding debt, at the time of the transfer.

Whenever you reach your policy debt limit, your policy is at risk of terminating. If this happens we will notify you in writing. The section on Policy Termination explains more completely what will happen if your policy is at risk of terminating.

Your “policy debt limit” is reached when total policy debt exceeds the account value.

Repayment of Loans

You may repay all or part of your policy debt at any time while the insured is living and while the policy is in force. We will increase the death benefit and cash surrender value under the policy by the amount of the repayment. We do not offer an automatic loan repayment plan.

You must clearly identify the payment as a loan repayment or we will consider it a premium payment. We will apply your loan repayments on the valuation date they are received in good order. If we receive your loan repayment in good order on a non-valuation date or after the close of a valuation date, your loan repayment is effective as of the next valuation date.

Policy Transactions

Loan repayments should be mailed to the same address used for premium payments. Refer to the “Premium Payments and Payment Plans” section for mailing address information.

All loan repayments are allocated to the guaranteed principal account. Any loan repayment that is in excess of the outstanding loan will be allocated according to your current premium allocation instructions.

We will deduct any outstanding policy debt from:

•	the proceeds payable on the death of the insured,
•	the proceeds payable when you surrender the policy, or
•	the account value if the policy lapses.

In these situations, we will then consider the policy debt paid.

Death Benefit

If the insured dies while the policy is in force and we determine that the claim is valid, we will pay the death benefit to the named beneficiary.

The Death Benefit is the greater of:

•	the Selected Face Amount on the date of death; or
•	the Minimum Face Amount on the date of death.

The death benefit will be reduced by any outstanding policy debt and any unpaid monthly charges needed to avoid termination. The policy also provides additional amounts payable upon death of the insured through certain riders that may have been added to your policy with additional charges.

The minimum face amount for your policy is based on your policy’s account value as described below.

Minimum Face Amount

In order to qualify as life insurance under Internal Revenue Code Section 7702, the policy must have a minimum face amount that is determined by the Cash Value Accumulation Test. Under this test the minimum face amount on any date is equal to a percentage of the account value on that date. The minimum face amount percentage depends on the insured’s:

•	gender,
•	attained age (An insured’s “attained age” is equal to their issue age plus the number of completed policy years.), and
•	risk classification.

See Appendix B for examples of the minimum face amount and how changes in account value may affect the death benefit of a policy.

Right to Change the Selected Face Amount

You may request an increase or decrease in the selected face amount. If you change your selected face amount, your policy charges, including surrender charges, will change accordingly. If the account value is insufficient to continue the policy in force with the requested change in face amount, we will require an additional premium payment prior to processing the requested change.

If you increase or decrease the policy selected face amount, your policy may become a modified endowment contract (MEC) under federal tax law. MEC’s are discussed in the “Federal Income Tax Considerations” section of this prospectus; however, you should consult your tax adviser for information on how a MEC may affect your tax situation.

Increases in Face Amount

To increase the policy’s selected face amount, you must send a written application and evidence the insured is still insurable to our Administrative Office. We treat each face amount increase as a separate segment of coverage.

Policy Transactions/Death Benefit

An increase in selected face amount may not be:

•	less than $15,000 ($5,000 if the policy was sold in the tax-qualified market or if simplified underwriting was used),
•	made after the insured reaches attained age 82,
•	within six months of the Policy Date, or
•	within six months of any previous increase.

Increases in the selected face amount will be effective on the monthly calculation date that is on, or next follows, the date we approve the application for the increase. Any increase elected under any insurability protection type of rider will be effective as directed in the rider.

Mortality charges will apply for each face amount increase elected. Additionally, a separate surrender charge schedule will apply to the amount of the increase. Generally, these surrender charges will apply during the first 15 years of each segment of coverage.

Decreases in Face Amount

You may decrease the selected face amount any time after the first policy year. You must send a written request to our Administrative Office. When we receive a written request for a decrease in face amount from the policy owner, we will provide the policy owner with a written notice if we determine that the policy will become a MEC. The decrease will not be processed until a MEC Notice and Acknowledgment form is received in good order at our Administrative Office.

A decrease will reduce the selected face amount in the following order:

(a)	the face amount of the most recent increase; then
(b)	the face amounts of the next most recent increases successively; and last
(c)	the initial selected face amount.

You may not decrease the selected face amount if the decrease would result in a selected face amount of less than the minimum selected face amount.

A decrease in the selected face amount will be effective on the monthly calculation date that is on, or next follows, the date we receive (at our Administrative Office) the written request for the decrease.

Decreases in the policy’s selected face amount may have adverse tax consequences.

We reserve the right to terminate the option to decrease the selected face amount.

When We Pay Death Benefit Proceeds

If the policy is in force and it is determined that the claim is valid, we normally pay the death benefit within seven calendar days after we receive all required documents, in good order, at our Administrative Office.

Certain situations may delay payment of a death claim. Some of the situations that can cause a delay in payment include, but are not limited to, the following:

We investigate all death claims that occur within two-years (a) after the policy is issued, (b) after an increase in the selected face amount, or (c) after reinstatement. These two-year periods are called the policy’s “contestable periods”. We may also investigate death claims beyond a two-year contestable period.

We generally determine whether the contested claim is valid within five days after we receive the information from a completed investigation. Since it may take some time to receive this additional information, payment could be delayed.

We can also delay the payment of the death benefit during periods when:

i.	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);

ii.	trading is restricted by the SEC;

Death Benefit

iii.	the SEC declares an emergency exists; or

iv.	the SEC, by order, permits us to delay payment in order to protect our owners;

and if

•	the period begins on or before the date of the insured’s death; and
•	the amount of the death benefit is based on the variable account value of the policy as of the date of the insured’s death.

We will pay interest on the death benefit from the date of death to the date of a lump sum payment or the effective date of a payment option.

Payment Options

We will pay the death benefit in a lump sum or if you wish, we will pay the death benefit under one or more of the following payment options:

•	installments for a specified period;
•	installments for a specified amount;
•	as a life income;
•	as a life income with payments guaranteed for the amount applied;
•	as a joint lifetime income;
•	as a joint lifetime income with reduced payments to the survivor; or
•	interest on the benefit amount.

The minimum amount that can be applied under a payment option is $2,000 per person. If the periodic payment under any option is less than $20, we reserve the right to make payments at less frequent intervals. Once payments have begun, only the specified amount and interest options may be changed. None of these benefits depend on the performance of the Separate Account or the guaranteed principal account.

All payment option elections must be sent to our Administrative Office in writing. You may change the payment option during the insured’s lifetime. If the payment option is a lump sum when the insured dies, the beneficiary may elect any payment option, with our consent. If the beneficiary does not elect a payment option and you have not elected a payment option during the insured’s lifetime, the death benefit will be paid as a lump sum. For lump sum payments of at least $10,000, we may pay the death benefit by establishing an interest-bearing account called the Benefit Management Account (BMA) as outlined in the claim form. The interest rate is not guaranteed and may change weekly. We will send the beneficiary a “checkbook”, and the beneficiary will have access to the account simply by writing a check for all or part of the death benefit. The BMA is part of our general account and as such is subject to the claims of our creditors. The BMA is not a bank account or bank deposit, is not insured by the FDIC, and no additional proceeds may be paid into the BMA. We may make a profit on amounts left in the BMA. If the policy has been assigned, the BMA is not available for the assignee’s portion of the death benefit.

Your policy and the Statement of Additional Information provide more information about these payment options.

Suicide

If the insured dies by suicide, while sane or insane, and the policy is in force, the policy will terminate.

•	If the death occurs within two years after the issue date, we will refund the sum of all premiums paid less any withdrawals and any policy debt.
•

If death occurs within two years after the effective date of an increase in selected face amount (but at least two years after the issue date), we will refund the sum of the monthly charges attributed to the increase. However, if a refund as described in the preceding paragraph is payable, there will be no additional payment for the increase.

Error of Age or Gender

If the insured’s age or gender was misstated in the policy application, or the policy has been issued incorrectly, we may adjust the death benefit. The adjustment will reflect the amount provided by the most recent monthly insurance charges using the correct age and gender. If the adjustment is made while the insured is living, monthly charges after the adjustment will be based on the correct age and gender.

Death Benefit

Other Benefits Available Under the Policy

Additional Benefits You Can Get By Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders, which are subject to the terms of both the rider and the policy. The cost of each rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges; however, we may charge a one-time fee when you exercise the rider.

If you choose to add a rider for which we charge, you may cancel it at any time upon written request.

Following is a brief description of the riders that can, subject to state availability, be added to the policy; however, the Accidental Death Benefit and Insurability Protection Riders will not be issued for existing policies after December 31, 2008. For more information on these riders please refer to the Statement of Additional Information or talk to your registered representative. The terms and conditions of these riders may vary from state to state.

Accelerated Death Benefit Rider

This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien. If a claim is made under this rider, then we will assess a charge of $150 that is deducted from the accelerated benefit payment which will reduce the amount you receive. We may increase the charge to a maximum charge of $250.

Accidental Death Benefit Rider – This Rider Is No Longer Issued

This rider provides for an additional death benefit if the insured’s death was caused by accidental bodily injury that occurred within six months before the insured’s death. This rider provides no benefit if the insured dies after attained age 69. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Waiver of Monthly Charges Rider

This rider provides that, in the event of the Insured’s total disability that begins before Attained Age 65 and continues for at least six months, we will waive the monthly charges on each Monthly Calculation Date while the Insured remains totally disabled (but not after Attained Age 70 if the disability occurred after Attained Age 60). Note that proof, satisfactory to us, of a claim for benefits under this rider must be received at our Administrative Office within one year after providing written notice of a claim. We will not return any premiums paid; however, we will adjust the account value according to the terms of the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Insurability Protection Rider – This Rider Is No Longer Issued

This rider provides the right to increase the selected face amount of the policy by a specified amount on specified dates, without evidence of insurability. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Charges and Deductions

We deduct the following charges from the policy. In addition, the funds pay operating expenses that are deducted from the assets of the funds. For more information about these expenses, see the individual fund prospectuses.

Transaction Charges

Deductions from Premiums

We deduct a premium expense charge from each premium payment you make. The premium expense charge is generally used to cover taxes assessed by a state and/or other governmental agency as well as acquisition expenses.

Other Benefits Available Under the Policy/Charges and Deductions

The current premium expense charge we deduct is 5% of premium. It is equal to a Sales Charge of 3.0% plus a Premium Tax Charge of 2.0%. The maximum premium expense charge we can deduct is 7.5% of premium in all policy years.

Withdrawal Charge

If you make a withdrawal from your policy, we deduct from the amount you withdraw the lesser of $25 or 2% of the amount withdrawn. (We will deduct the withdrawal charge from the amount withdrawn.) This fee is guaranteed not to increase for the duration of the policy. This charge reimburses us for processing the withdrawal.

Surrender Charges

There is a charge if you fully surrender your policy. Generally, these charges will apply during:

•	the first 15 years of coverage, and
•	the first 15 years after each increase in selected face amount.

The surrender charge has two parts:

1.	Administrative Surrender Charge

The administrative component of the surrender charge applies during the first 10 policy years of each segment. This charge reimburses us for expenses incurred in issuing the policy and selected face amount increases.

This charge initially is $5 for each $1,000 of selected face amount; it then grades down to zero over ten years. It is zero in years eleven and beyond.

In no case, however, will the administrative surrender charge ever exceed $5 per $1000 of selected face amount.

2.	Sales Load Surrender Charge

The sales load component of the surrender charge is a percentage of the premium paid and applies during the first 15 policy years of each segment. The charge reimburses us for acquisition costs.

During the first 10 Years of Coverage for the initial Selected Face Amount and for each increase in Selected Face Amount, this charge is equal to 24.5% of the premiums paid for the coverage up to the surrender charge band, plus 4.5% of premiums paid for the coverage in excess of the surrender charge band up to twice the surrender charge band, plus 3.5% of premiums paid for the coverage in excess of twice the surrender charge band up to three times the surrender charge band. During the next 5 Years of Coverage, these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year. The sales load surrender charge is zero in years sixteen and beyond.

The sales load surrender charge will increase if the premium paid increases but, in no case, will the charge ever exceed 24.5% of the premiums paid for the coverage up to the surrender charge band, plus 4.5% of premiums paid in excess of the surrender charge band up to twice the surrender charge band, plus 3.5% of premiums paid for the coverage in excess of twice the surrender charge band up to three times the surrender charge band.

The surrender charge band is set forth in the policy. It is based on the selected face amount and varies by the insured’s issue age, risk classification and gender.

This surrender charge is also sometimes called a “deferred sales load”. The charge compensates us for expenses incurred in issuing the policy, and for the recovery of acquisition costs.

The surrender charge is a charge against the account value of the policy. The deduction is taken from the Separate Account divisions and the non-loaned portion of the guaranteed principal account in proportion to the values in each on the effective date of the surrender.

We calculate surrender charges separately for the initial selected face amount and for each increase in the selected face amount. They are based on the policy’s selected face amount, the insured’s age, gender, risk classification, and coverage year. The surrender charge for the policy is the sum of the surrender charges for the initial selected face amount and all selected face amount increases.

Subject to product and state availability, an endorsement to your variable life insurance policy may be available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange the policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

Charges and Deductions

For more information, please contact your registered representative or call our Administrative Office.

Rider Processing Fee

We will assess a one-time processing fee at the time you exercise the Accelerated Death Benefit Rider. The current processing fee for the Accelerated Death Benefit Rider is $150, which is deducted from the accelerated benefit payment and will reduce the amount you receive.

Periodic Charges

Loan Interest Rate Expense Charge

We assess a loan interest rate expense charge against policies with outstanding loan balances. This charge represents the difference between the interest we charge on policy loans and the interest we credit on the cash value we hold as collateral on policy loans. The current loan interest rate expense charge is 0.90% in all policy years. The maximum loan interest rate expense charge is 2%. It is deducted from the policy loan interest rate to determine the interest rate we use to credit interest to the loaned portion of the guaranteed principal account. This charge reimburses us for the ongoing expense of administering the loan.

Monthly Charges Against the Account Value

The following charges are deducted from the account value on each monthly calculation date.

The “monthly calculation date” is the date on which monthly charges for the policy are due. The first monthly calculation date was the policy date. Subsequent monthly calculation dates are on the same day of each succeeding calendar month.

Monthly charges are deducted from the division(s) and the guaranteed principal account in proportion to the non-loaned values in each on the date the deduction is taken.

Administrative Charge

The current administrative charge for tax-qualified policies and policies issued under our simplified underwriting is $5.25 per policy, per month. For all other policies, the current administrative charge is $4.00 per policy, per month. The maximum administrative charge is $8 per policy, per month. This charge reimburses us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Mortality Charge

The mortality charge reimburses us for providing you with life insurance protection. We deduct a mortality charge based on your policy’s insurance risk. These deductions are made by selling accumulation units, proportionately, from each division in which you have an account value and the GPA.

The maximum or guaranteed mortality charge rates associated with your policy are shown in the policy’s specification pages. They are calculated using the 1980 Commissioners Standard Ordinary Mortality Tables or, for unisex rates, the 1980 Commissioners Ordinary Mortality Table B. The rates are also based on the age, gender (unless the unisex rates are used), risk classification of the person insured by the policy and any extra rating that may apply to your policy. The amount and duration of an extra rating (additional mortality charge) will vary based on the individual circumstances of the associated health, occupational or avocation risk.

We may charge less than the maximum monthly mortality charges shown in the table(s). In this case, the monthly mortality charge rates will be based on our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes, and future profits. The expense component of these rates is used to offset sales and issue expenses, which decrease over time. Any change in these charges will apply to all individuals in the same class.

Your policy’s actual or current mortality charge rates are based on the insured’s issue age (and age at increase, if applicable), risk class, and gender (unless unisex rates are used). These rates generally increase as the insured’s age increases. The rates will vary with the number of years the coverage has been in force and with the total selected face amount of the policy.

Charges and Deductions

How the Mortality Charge is Calculated

A.	If the minimum face amount is not in effect:

We calculate the mortality charge on each monthly charge date by multiplying the current mortality charge rate by a discounted insurance risk.

The insurance risk is the difference between:

•	The amount of benefit available, on that date, discounted by the monthly equivalent of 4% per year, and
•	the account value at the beginning of the policy month before the monthly mortality charge is due.

The following three steps describe how we calculate the mortality charge for your policy:

Step 1:	We calculate the total insurance risk for your policy:

a.	We divide the amount of death benefit in effect that would be available at the beginning of the policy month by 1.0032737 (which is the monthly equivalent of 4%);
b.	We subtract your policy’s account value at the beginning of the policy month from the amount we calculated in 1a above.

Step 2:	We allocate the insurance risk in proportion to the selected face amount of each segment and each increase that’s in force as of your monthly calculation date.

Step 3:	We multiply the amount of each allocated insurance risk by the mortality charge rate for each coverage segment. The sum of these amounts is your mortality charge.

B.	If the minimum face amount is in effect:

We also calculate the mortality charge on each monthly charge date. However, in Step 1 we calculate the total insurance risk for your policy, as described in A, (i) assuming the minimum face amount is in effect, and then (ii) assuming the minimum face amount is not in effect.

Step 2:	We allocate the insurance risk:

a.	calculated for (ii) in proportion to the selected face amount of each segment and each increase that’s in force as of your monthly calculation date, and
b.	we subtract the risk calculated for (ii) from the risk calculated for (i) and allocate that amount to the last underwritten segment.

Step 3:	We multiply the amount of each allocated insurance risk by the mortality charge rate for each coverage segment. The sum of these amounts is your mortality charge.

Additional Information about the Mortality Charge

We will apply any changes in the mortality charges uniformly for all insureds of the same issue ages, gender, risk classes, and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured’s health after we issue the policy.

Because your account value and death benefit may vary from month to month, your mortality charge may also vary on each monthly calculation date. The cost of your insurance depends on the amount of insurance risk on your policy. Factors that may affect the insurance risk include:

•	the amount and timing of premium payments,
•	investment performance,
•	fees and charges assessed,
•	the addition or deletion of certain riders,
•	rider charges,
•	withdrawals,
•	policy loans, and
•	changes to the selected face amount.

Charges and Deductions

Additional Mortality Fees

Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history. Note the combination of mortality charges and additional mortality fees, if any, will not exceed $83.33 per $1,000 of insurance risk or face amount.

Rider Charges

The charges for the following riders are deducted from the account value on each monthly charge date: Accidental Death Benefit Rider, Insurability Protection Rider and Waiver of Monthly Charges Rider. The rates vary by the insured’s gender, issue age, risk classification and year of coverage.

The current charge for the Accidental Death Benefit Rider is $0.06591 to $0.12929 per $1,000 of rider face amount. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 70.

For the Insurability Protection Rider, the current charge is $0.043 to $0.179 per $1,000 of rider face amount. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 43.

And the current rate for the Waiver of Monthly Charges Rider is $0.036 to $0.349 per $1 of monthly deductions. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 65.

Daily Charges Against the Separate Account

The following charge is deducted from the Separate Account daily.

Mortality and Expense Risk Charge

The mortality and expense risk charge imposed is a percentage of the policy’s average daily net assets held in the Separate Account. The current annual percentage is 0.40% in all policy years. The maximum annual percentage is 0.40% in all policy years.

The charge is deducted from your account value in the Separate Account but not from the guaranteed principal account.

This charge compensates us for mortality and expense risks we assume under the policies and for acquisition costs. The mortality risk assumed is that the mortality charges will be insufficient to meet actual claims. The expense risk assumed is that the expenses incurred in issuing, distributing and administering the policies will exceed the administrative charges collected.

If the mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. In addition, one or more of the funds available as an investment choice may pay us a distribution fee out of the fund’s assets called a “12b-1” fee. Any investment in one of the funds with a 12b-1 fee will increase the cost of your investment in the contract. Please refer to the fund prospectuses for more information regarding these expenses.

Special Circumstances

There may be special circumstances that result in sales or administrative expenses or insurance risks that are different than those normally associated with this policy. Under such circumstances, we may vary the charges and other terms of the policies however, the charges will not exceed the maximum charges identified in the fee tables. We will make these variations only in accordance with uniform rules we establish.

Charges and Deductions

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. The information is not written or intended as tax or legal advice, and may not be relied upon for purposes of avoiding any federal tax penalties. You are encouraged to seek legal and tax advice from a qualified tax adviser. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans

We believe the policy meets the Internal Revenue Code (“IRC”) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (“MEC”) under federal tax law. See Modified Endowment Contracts later in this section for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and
•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its cash surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the cash surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

The potential that policy debt will cause taxable income from policy termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained age of the insured; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the policy debt limit is reached. If, using the previous example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000

Federal Income Tax Considerations

($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventative action.

A change of the owner or the insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade or business” or “investment” purposes, provided that you meet certain narrow criteria.

If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (“AMT”) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s cash surrender value on the date of death.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on the Company’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Investor Control

There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Modified Endowment Contracts

If a policy is a modified endowment contract (“MEC”) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess

Federal Income Tax Considerations

of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59 1/2; or
(ii)	made because the taxpayer became disabled; or
(iii)	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

•	the accumulated amount paid under the contract at any time during the first seven contract years exceeds

•	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a IRC Section 1035 tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period, we will retest the policy using the lower death benefit amount, from the start of that testing period. If the reduction in death benefit causes the policy to fail the 7-pay test for any prior policy year, the policy will be treated as a MEC beginning in the policy year in which the reduction takes place.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefits.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or cause the policy to become a MEC.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in that particular policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans

The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

Federal Income Tax Considerations

While the policy is owned by the qualified plan, we will only pay amounts under the policy while the insured is still living (e.g., withdrawals, surrenders, and loans) to the qualified plan trustee or plan administrator. We will not make such payments directly to any other party, including the insured participant. The only exception is for a Keogh plan, where the insured participant is also the policy owner.

Employer-owned Policies

On August 17, 2006, the President signed the Pension Protection Act of 2006 into law. This legislation contains provisions affecting the tax treatment of employer-owned life insurance policies issued after the enactment date. It also applies to employer-owned life insurance policies issued prior to the law’s enactment if there is a material increase in the death benefit or other material change to the policy.

The law defines “employer-owned life insurance” as a life insurance contract: (a) that is owned by a person or entity engaged in a trade or business (including policies owned by related or commonly controlled parties); (b) insuring the life of a U.S. citizen or resident who is an employee on the date the contract is issued; and (c) under which the policyholder is directly or indirectly a beneficiary.

The law limits the tax-free death benefit for employer-owned life insurance to the amount of premiums paid unless certain notice and consent requirements are met. The notice requirements are met if, before the contract is issued, the employee is notified in writing of the following: (a) the policyholder intends to insure the employee’s life; (b) the maximum face amount for which the employee could be insured at the time the contract was issued; and (c) the policyholder will be the beneficiary of any proceeds payable on the death of the employee. Prior to issuance of the contract, the employee must provide written consent to being insured under the contract and to continuation of the coverage after employment terminates.

The law also imposes annual reporting and record keeping requirements for businesses owning employer-owned life insurance policies. The employer must maintain records of the employer’s notice and the employee’s consent, and must file certain annual reports with the IRS.

Provided that the Notice and Consent requirements are satisfied, the death proceeds of an employer-owned life insurance policy will generally be income tax-free in the following situations:

1.	At the time the contract is issued, the insured employee is a director, highly compensated employee, or highly compensated individual within the meaning of IRC §101(j)(2)(A)(ii);
2.	The insured was an employee at any time during the 12-month period before his or her death;
3.	The proceeds are paid to a member of the insured’s family, an individual who is the designated beneficiary of the insured under the contract, a trust established for the benefit of any such member of the family or designated beneficiary, or the insured’s estate; or
4.	The proceeds are used to purchase an equity interest in the employer from any of the persons described in (3).

Death Proceeds that do not fall within one of the enumerated exceptions will be subject to ordinary income tax (even if the Notice and Consent requirements were met), and MassMutual will report payment of taxable proceeds to the Internal Revenue Service, where applicable.

Payments to Nonresident Aliens

Generally, a taxable distribution for a policy paid to a nonresident alien is subject to federal income tax at a rate of 30% of the amount of taxable income that is distributed. We are required to withhold this 30% tax and send it to the Internal Revenue Service.

A “nonresident alien” is a person who is not a U.S. citizen and who is not a U.S. resident (based on either the “green card” or “substantial presence” test). A payment is treated as paid to a nonresident alien even if it is deposited into a U.S. bank account owned by a nonresident alien.

Some distributions to nonresident aliens may be subject to a lower tax rate (or to no tax) if a U.S. income tax treaty with the payee’s country of residence provides for lower rate of U.S. tax or for no tax. To obtain the benefit of any reduced tax allowed by a treaty, the nonresident alien must claim the treaty benefit by providing us with a Form W8-BEN containing:

1.	proof of residency (in accordance with Internal Revenue Service (“IRS”) requirements); and
2.	an IRS individual tax payer identification number (“ITIN”).

If the nonresident alien does not satisfy all of these conditions, we will withhold 30% of the taxable portion of the distribution.

Federal Income Tax Considerations

Other Information

Other Policy Rights and Limitations

Right to Assign the Policy

Generally, you may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment.

Your Voting Rights

We are the legal owner of the fund shares. However, you have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you are invested in those divisions on the record date. We vote shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policy owners controlling the vote. There is no minimum number of votes required. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any fund, attributable to your policy, is determined by dividing the account value held in that division by $100. Fractional votes are counted.

We will send you or, if permitted by law, make available electronically, proxy material and a form to complete giving us voting instructions.

Suitability

According to federal securities law, a registered representative is required to recommend a security only when the representative believes that the security is suitable for the customer.

Variable life insurance policies are complex insurance products with unique benefits. Before you purchase a variable life insurance policy, you should consider whether among other things:

•	you have a need for death benefit protection;
•	you understand the risks and benefits of the policy;
•	you can afford to pay the applicable policy charges to keep the policy in force;
•	you understand how the policy charges impact your policy’s account value;
•	you understand your account value will fluctuate when allocated to the Separate Account;
•	you understand that the Company prohibits market timing and frequent transfers;
•	you understand that you generally have no access to your account value in the first year;
•	you understand whether your registered representative will receive more compensation for selling this life insurance policy rather than another;
•

you understand that if you are older, the following features of a variable life insurance policy will more likely disadvantage you: 1) the limitations on account value access; and 2) the impact of account value fluctuations on variable death benefit options.

Possible Restrictions on Financial Transactions

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a policy owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

Delay of Payment of Proceeds from the GPA

We may delay payment of any cash surrender values, withdrawals, and loan proceeds that are based on the GPA for up to six months from the date the request is received at our Administrative Office.

We will add interest to the surrender or withdrawal payment if we delay payment for more than 10 working days and the amount of interest is at least $25. The amount of interest, if any, will be credited as the same rate that is paid under the interest payment option.

Other Information

Delay of Payment of Proceeds from the Separate Account

We can delay payment of the cash surrender value or any withdrawal or loan from the Separate Account during any period when:

i.	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);
ii.	trading is restricted by the SEC;
iii.	the SEC declares an emergency exists, and
iv.	the SEC, by order, permits us to delay payment in order to protect our owners.

Reservation of Company Rights to Change the Policy or Separate Account

We reserve the right to make certain material changes to the Separate Account. Specifically, we reserve the rights to:

•	create new divisions of the Separate Account;
•	create new Separate Accounts and new segments;
•	combine any two or more Separate Account segments or divisions;
•	make available additional or alternative divisions of the Separate Account investing in additional investment companies;
•

invest the assets of the Separate Account in securities other than shares of the funds. These securities can be substitutes for fund shares already purchased or they can apply only to future purchases.

•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
•	de-register the Separate Account under the 1940 Act in the event such registration is no longer required;
•	substitute one or more funds for other funds with similar investment objectives;
•	delete funds or close funds to future investments, and
•	change the name of the Separate Account.

We have reserved all rights to the name Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we may also withdraw this right.

As a result of changes in applicable laws, regulations or variable investment divisions offered under the policy, we may exercise one or more of the rights listed above. If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Distribution

The policy is no longer for sale to the public. While the policy was offered for sale, registered representatives of MML Investors Services, Inc. (“MMLISI”), a subsidiary of MassMutual, sold the policy. Pursuant to an underwriting agreement with the Company and the Separate Account, MMLISI serves as principal underwriter of the policies sold by its registered representatives.

MMLISI is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of the policies by MMLISI registered representatives are paid on behalf of MMLISI to its registered representatives. MMLISI also receives compensation for its actions as principal underwriter of the policies.

Commissions and Allowances Paid to MMLISI

Commissions are paid to MMLISI. MassMutual pays commissions for policies sold by MMLISI registered representatives through MMLISI to those registered representatives.

Commissions are based on certain commission schedules and rules. Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the Issue Age, gender and risk classification of the insured.

We also pay expense reimbursement and other allowances in connection with the sales of the policies.

Other Information

The Statement of Additional Information contains more detail on the maximum commission percentages and allowances payable under the policy.

Additional Compensation Paid to MMLISI

Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this policy may have helped these registered representatives and their supervisors qualify for such benefits. MMLISI registered representatives who are also General Agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the policy by their registered representatives.

Compensation in General

The compensation arrangements described in the paragraphs above may have provided a registered representative with an incentive to sell this policy over other available policies whose issuers did not provide such compensation or which provided lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain funds to help us make these cash and non-cash payments.

You may contact, as applicable, MMLISI or your registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Legal Proceedings

The Company is involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

In December 2008, Massachusetts Mutual Life Insurance Company (“MassMutual”) and MassMutual Holding LLC (“MMHLLC”) have been named as defendants in a number of putative class action lawsuits filed by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff (“Madoff”) through his company, Bernard L. Madoff Investment Securities, LLC (“BMIS”). The plaintiffs allege a variety of state law and federal securities claims against MassMutual and/or MMHLLC seeking to recover losses arising from their investments in several funds managed by Tremont Group Holdings, Inc. or Tremont Partners, Inc., including Rye Select Broad Market Prime Fund, L.P., Rye Select Broad Market Fund, L.P., American Masters Broad Market Prime Fund, L.P., American Masters Market Neutral Fund, L.P. and/or Tremont Market Neutral Fund, L.P. Tremont Group Holdings, Inc. and its subsidiary, Tremont Partners, Inc., are indirect subsidiaries of MMHLLC. MassMutual and MMHLLC believe they have substantial defenses and will vigorously defend themselves in these actions. MassMutual and MMHLLC believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. Therefore, no loss contingency has been recorded as of December 31, 2008. As of December 31, 2008, MassMutual had no investments in Madoff – managed strategies to which any value has been ascribed.

The Company, together with numerous other defendants, was named in an adversary proceeding in the Enron bankruptcy. In 2008, this matter was resolved between the parties with no additional adverse impact to the Company.

In 2005, the Company received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all appeals to this settlement were resolved. The settlement class included all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies, term life policies or disability

Other Information

income policies issued between January 1, 1983 and December 31, 2003. Through December 31, 2008, the Company had paid $233 million resulting from this settlement.

The Company is subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, the Company has been contacted by various regulatory agencies including among others, the Securities and Exchange Commission, U.S. Department of Labor, Financial Industry Regulatory Authority and various state insurance departments and state attorneys general. The Company has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

Recent market volatility in the financial services industry has contributed to increased scrutiny of the entire financial services industry. Therefore, the Company believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the insurance and financial services industries as a whole. It is the opinion of management that the ultimate resolution of these regulatory inquiries, examinations and investigations will not materially impact the Company’s financial position or liquidity. The outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of the Company’s income for the period.

Financial Statements

We have included our statutory financial statements and those of the Separate Account in the Statement of Additional Information.

Appendix A

Hypothetical Examples of the Impact of Withdrawals on the Selected Face Amount

The new selected face amount is the current selected face amount minus the maximum of:

•

the amount derived by dividing the current selected face amount by the minimum face amount percentage on the date of the withdrawal (shown on your policy specifications page) minus the new account value or

•	0.

Example 1

Assume the following:

•	Selected Face Amount – $100,000
•	Account Value = $50,000
•	Minimum Face Amount Percentage = 250%
•	Minimum Face Amount = $125,000
•	Withdrawal = $5,000

($100,000 / 2.5) – ($50,000—$5,000) = $40,000 –  45,000 = -$5,000

0 > -$5,000; therefore, the new selected face amount remains at $100,000.

Other Information/Appendix A

Example 2

Assume the following:

•	Selected Face Amount = $100,000
•	Account Value = $50,000
•	Minimum Face Amount Percentage = 250%
•	Minimum Face Amount = $125,000
•	Withdrawal = $20,000

($100,000 / 2.5) – ($50,000—$20,000) = $40,000 –  $30,000 = $10,000

$10,000 > 0; therefore, the new selected face amount is the current selected face amount minus $10,000, or $90,000.

Appendix B

Hypothetical Examples of the Impact of the Minimum Face Amount

Example 1

Assume the following:

•	Selected Face Amount is $500,000
•	Account value is $50,000
•	No policy debt
•	Insured’s attained age is 45
•	Minimum Face Amount Percentage is 2.15

The death benefit is the greater of the selected face amount or the minimum face amount. The minimum face amount is calculated by multiplying the account value times the minimum face amount percentages.

The death benefit will be $500,000 based on the greater of:

•	$500,000 or
•	$50,000 x 2.15 = $107,500

Example 2:

Assume the following:

•	Selected Face Amount is $500,000
•	Account value is $250,000
•	No policy debt
•	Insured’s attained age is 45
•	Minimum Face Amount Percentage is 2.15

The death benefit is the greater of the selected face amount or the minimum face amount. The minimum face amount is calculated by multiplying the account value times the minimum face amount percentages.

The death benefit will be $537,500 based on the greater of:

•	$500,000 or
•	$250,000 x 2.15 = $537,500

Appendix A/Appendix B

Hypothetical Example of the Impact of the Account Value and Premiums on the Policy Death Benefit

Assume the following:

•	Selected face amount is $1,000,000
•	Account value is $50,000
•	Minimum face amount is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum face amount increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum face amount decreases to $131,400,

•	the death benefit still remains at $1,000,000.

Appendix B

The Statement of Additional Information (SAI) contains additional information about the Separate Account and the policy. The SAI is legally incorporated into this prospectus by reference and it is legally part of this document. We file the SAI with the Securities and Exchange Commission (“SEC”). The SEC maintains a Web site (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-551-8090. You may also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549-4644.

For a free copy of the SAI, or for general inquiries, contact our Administrative Office:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling our Administrative Office.

Investment Company Act file number: 811-08075

Securities Act file number: 033-23126

Class (Contract) Identifier: C000027260

STATEMENT OF ADDITIONAL INFORMATION

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

May 1, 2009

This is not a prospectus. This Statement of Additional Information (“SAI”) should be read in conjunction with the prospectus dated May 1, 2009, for the Variable Life Plus (“VLP”) policy. The VLP policy and its prospectus may be referred to in this SAI.

For a copy of the VLP prospectus, contact your registered representative, our Administrative Office by mail at PO Box 1865, Springfield, Massachusetts, 01102-1865, or by phone (1-800-272-2216), or access the Internet at www.massmutual.com, or access the Securities and Exchange Commission website at http://www.sec.gov.

	SAI	Prospectus
General Information and History	2
• Company	2	10
• The Separate Account	2	18

Services	2

Additional Information About the Operation of the Policy and the Registrant	2
• Purchase of Shares in Underlying Investment Funds	2
• Annual Reports	2
• Incidental Benefits	3
• Benefits Available by Rider	3	32
• Death Benefit Payment Options	5	31

Underwriters	5	42
• Commissions	6
• Allowances/Overrides	6

Additional Information About Charges	7	32
• Sales Load	7	33
• Underwriting Procedures	8
• Increases in Selected Face Amount	8	29

Performance Data	9

Experts	9

Financial Statements	10

Variable Life Plus

Statement of Additional Information

1

GENERAL INFORMATION AND HISTORY

Company

In this Statement of Additional Information, “The Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and income products and programs and other products to individual and institutional customers. MassMutual was organized as a mutual life insurance company in the Commonwealth of Massachusetts on May 15, 1851. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

The Separate Account

The Company’s Board of Directors established the Separate Account (Massachusetts Mutual Variable Life Separate Account I) on July 13, 1988, as a separate investment account of MassMutual. It was established based on the laws of the Commonwealth of Massachusetts. It is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the provisions of the Investment Company Act of 1940.

SERVICES

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Guaranteed Principal Account, the Separate Account, including the segment within the Separate Account established to receive and invest premium payments for the policies, and divisions of that segment.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICY AND THE REGISTRANT

Purchase of Shares in Underlying Investment Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists, the fund’s board will notify the insurers and take appropriate action to eliminate the conflict. Additionally, if the insurer becomes aware of such conflicts, the insurer will work with the underlying fund’s board to resolve the conflict.

Annual Reports

Each year within the 30 days following the policy anniversary date, we will mail the policy owner a report showing:

i.	the account value at the beginning of the previous policy year,

ii.	all premiums paid since that time,

iii.	all additions to and deductions from the account value during the year, and

iv.	the account value, death benefit, net surrender value and policy debt as of the last policy anniversary.

This report may contain additional information if required by any applicable law or regulation.

Variable Life Plus

Statement of Additional Information

2

Incidental Benefits

Benefits Available by Rider

The following additional benefits are available by rider. You must qualify for the additional benefits and, in most cases, you must request them. The additional benefits are subject to the terms of both the rider and the policy. The cost of each rider is described in the prospectus. If you choose to add a rider for which we charge, you may cancel it at any time upon written request.

The terms and conditions of the riders may vary from state to state and are subject to state availability; however, the Accidental Death Benefit and Insurability Protection Riders will not be issued for existing policies after December 31, 2008.

Accelerated Death Benefit Rider. This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.

An accelerated benefit will be paid when the following requirements are met: (1) we receive the owner’s written request for payment of an accelerated death benefit under the policy, (2) we receive the insured’s written authorization to release medical records to us, (3) we receive the written consent to this request of any assignee and any irrevocable beneficiary under the policy, and (4) we receive proof, satisfactory to us, that the insured has a terminal illness as defined in the rider.

The amount of the death benefit under the policy that can be considered for acceleration is determined as of the acceleration date. The acceleration date is the first date on which all the requirements for acceleration, except any confirming examination that we may require, have been met.

The amount eligible for acceleration under the rider (Eligible Amount) is equal to the excess of:

•	the base policy death benefit over the policy value; and

•

the amount payable under any life insurance rider, as long as the rider provides level or increasing coverage for at least two years after the acceleration date. All other riders are excluded from the Eligible Amount.

The owner may accelerate any portion of the Eligible Amount subject to the following limitations:

•	the minimum amount that may be accelerated is $25,000; and

•

the maximum amount that may be accelerated is equal to the lesser of 75% of the Eligible Amount or $250,000 minus the total amount accelerated under all other policies issued by us or any of our affiliates.

The benefit payment under this rider will be reduced by:

•	interest at the annual interest rate we have declared for policies in this class; and

•	a fee of not more than $250.

After the accelerated benefit payment is made, this policy will remain in force and premiums and charges will continue in accordance with the policy provisions.

Benefits under the rider may be taxable. The owner should seek tax advice prior to requesting an accelerated death benefit payment.

The rider automatically terminates on the date: (1) an accelerated benefit payment is made, or (2) the policy terminates for any reason, or (3) the policy is changed to a different policy on which the rider is not available.

Variable Life Plus

Statement of Additional Information

3

Accidental Death Benefit Rider. This rider is no longer issued. For policy owners who currently own this rider, it provides an additional death benefit if the insured’s death was caused by accidental bodily injury. The minimum rider coverage is $15,000.

Proof of the accidental death must be provided to us at our Administrative Office. The proof must show that the insured’s death occurred: (1) as a direct result of an accidental bodily injury independent of all other causes, and (2) within 180 days after the injury was received, and (3) while the policy and rider were in force, and (4) on or after the insured’s first birthday.

No rider benefit will be paid if the insured’s death results directly or indirectly from: (1) suicide, (2) war, (3) military service, (4) aviation travel as a pilot, crew member, or while giving or receiving training, (5) natural causes, (6) drugs, (7) any injury received while committing a felony. These exclusions are more fully explained in the rider.

The rider terminates automatically: (1) on the expiration date of the rider, (2) upon termination of the policy for any reason, or (3) at the end of the 61 day grace period provided by the policy.

Waiver of Monthly Charges Rider. This rider provides that we will waive the monthly charges on each Monthly Charge Date while the insured is totally disabled, as defined in the rider. The rider benefit includes the following charges: administrative charge, mortality charge and any rider charges. The benefits will be provided after the insured has been totally disabled for six months and all conditions of the rider have been met.

The benefits under the rider end: (1) once the insured is no longer totally disabled, or (2) if satisfactory proof of continued disability is not provided to us as required, or (3) if the insured refuses or fails to have an examination we require, or (4) the day before the insured’s attained age 65, or attained age 70 if total disability began on or after the insured’s attained age 60.

Insurability Protection Rider. This rider is no longer issued. For policy owners who currently own this rider, it provides the right to increase the selected face amount of the policy without evidence of insurability on certain option dates as defined in the rider. A written application is required to elect an increase in the selected face amount. The completed application and any premium payment needed for the increase must be received at our Administrative Office by the end of the option period.

The minimum increase is $15,000. The maximum increase will be listed in the policy’s Schedule Page.

There are two types of option dates, regular and substitute. Regular option dates coincide with the policy anniversary nearest the insured’s 25th birthday and end with the policy anniversary nearest the insured’s 43rd birthday. Substitute option dates occur 60 days after the insured’s marriage, the birth of an insured’s child or adoption of a child by the insured. In the event of multiple births, the maximum increase will be the benefit amount listed in the policy’s Schedule Page multiplied by the number of children born.

A substitute option date can be exercised only if there is a subsequent regular option date. When exercising a substitute option date, the subsequent regular option date cannot be exercised. Failure to exercise an option date does not impact your ability to exercise a future option.

While the rider is in force, term insurance, equal to the rider benefit listed in the policy’s Schedule Page, is provided during the 60-day period before each option date on which an increase may be elected. If the insured dies during this period, the term insurance is added to the policy’s death benefit.

The rider terminates: (1) after the last regular option date as shown in the policy’s Schedule page, (2) if the policy terminates for any reason, or (3) election of an increase on a substitute option date if that increase is the last one that may be elected under the rider.

Variable Life Plus

Statement of Additional Information

4

Death Benefit Payment Options

The table below provides additional information about the death benefit payment options listed in the prospectus. None of these benefits depend on the performance of the Separate Account or the Guaranteed Principal Account. Once payments have begun, only the specified amount and interest options may be changed.

Installments for a Specified Period	Fixed time payments. Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.
Installments of a Specified Amount	Fixed amount payments. Each payment may not be less than $10 for each $1,000 applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance. This interest will be an effective annual rate determined by us, but not less than 3%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.
Life Income	Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period.
Life Income with Payments Guaranteed for Amount Applied	Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether or not the named person lives until all payments have been made. If the named person lives beyond the payments of the total amount applied, we will continue to make monthly payments as long as the named person lives.
Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.
Joint Lifetime Income	Monthly payments based on the lives of two named persons. When one dies, the same payment will continue for the lifetime of the other. You can elect income with or without a minimum payment period.
Joint Lifetime Income with Reduced Payments to Survivor	Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living. When one dies we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. Payments stop when both named persons have died.

UNDERWRITERS

Pursuant to an underwriting agreement with MassMutual and the Separate Account, MML Investors Services, Inc. (“MMLISI”), a subsidiary of MassMutual, serves as principal underwriter of the policies sold by it registered representatives.

MMLISI, located at 1295 State Street, Springfield, Massachusetts 01111-0001, is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of the policies by MMLISI registered representatives are paid on behalf of MMLISI to its registered representatives. MMLISI also receives compensation for its actions as principal underwriter of the policies.

Variable Life Plus

Statement of Additional Information

5

In 2008, MMLISI received $2,300,978 as compensation for its services. In 2007, the compensation was $2,526,430 and in 2006 it was $2,557,679.

This number does not include allowances or bonuses.

The offering is on a continuous basis.

The compensation arrangements described in the paragraphs below may provide a registered representative with an incentive to sell the policy over other available policies whose issuers do not provide such compensation or which provide lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in the prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Your registered representative typically receives a portion of the compensation that is payable to his or her Broker-Dealer, depending on the agreement between the representative and his firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated Broker-Dealer. You may contact, as applicable, MMLISI, your Broker-Dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Commissions

We pay some commissions as a percentage of the premium paid in each year of coverage. The commissions distinguish between premiums paid up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the Issue Age, gender, and risk classification of the insured. We also pay commissions as a percentage of the average monthly account value in each Policy Year after the first Policy Year.

The maximum commission percentages we pay to MMLISI registered representatives are:

Policy Year	% of Premium Paid Up to Target Premium	% of Premium Paid in Excess of Target Premium
1	50%	2%
2-10	6%	2%
11+	2%	2%

Commissions and other allowances will be paid through MMLISI to agents and selling brokers for selling the policy. During January 1, 2006 through December 31, 2006, commissions, as defined in the prospectus, and general agent overrides paid in 2006 were $759,533. During January 1, 2007 through December 31, 2007, commissions, as defined in the prospectus, paid were $455,793. During January 1, 2008 through December 31, 2008, commissions, as defined in the prospectus, paid were $330,446.

Allowances/Overrides

MassMutual, through MMLISI (a broker-dealer subsidiary of MassMutual), pays expense reimbursement and other allowances in connection with the sale of the policies. Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency.

Variable Life Plus

Statement of Additional Information

6

ADDITIONAL INFORMATION ABOUT CHARGES

Sales Load

We deduct a premium expense charge from each premium payment you make. The deduction is taken before any premium is applied to the policy. The maximum we will deduct is 7.5% of any premium paid.

There is a charge if you fully surrender your policy. Generally, these charges will apply during:

•	the first 15 years of coverage, and

•	the first 15 years after each increase in selected face amount.

However, in no event will we deduct surrender charges after the insured’s attained age 99.

The surrender charge has two parts:

1.	Administrative Surrender Charge

The administrative component of the surrender charge applies during the first 10 policy years of each segment. This charge reimburses us for expenses incurred in issuing the policy and selected face amount increases.

This charge initially is $5 for each $1,000 of selected face amount; it then grades down to zero over ten years. It is zero in years eleven and beyond.

In no case, however, will the administrative surrender charge ever exceed $5 per $1000 of selected face amount.

2.	Sales Load Surrender Charge

The sales load component of the surrender charge is a percentage of the premium paid and applies during the first 15 policy years of each segment. The charge reimburses us for acquisition costs.

During the first 10 Years of Coverage for the initial Selected Face Amount and for each increase in Selected Face Amount, this charge is equal to 24.5% of the premiums paid for the coverage up to the surrender charge band, plus 4.5% of premiums paid for the coverage in excess of the surrender charge band up to twice the surrender charge band, plus 3.5% of premiums paid for the coverage in excess of twice the surrender charge band up to three times the surrender charge band. During the next 5 Years of Coverage, these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year. The sales load surrender charge is zero in years sixteen and beyond.

The sales load surrender charge will increase if the premium paid increases but, in no case, will the charge ever exceed 24.5% of the premiums paid for the coverage up to the surrender charge band, plus 4.5% of premiums paid in excess of the surrender charge band up to twice the surrender charge band, plus 3.5% of premiums paid for the coverage in excess of twice the surrender charge band up to three times the surrender charge band.

The surrender charge band is set forth in the policy. It is based on the selected face amount and varies by the insured’s issue age, risk classification and gender.

This surrender charge is also sometimes called a “deferred sales load”. The charge compensates us for expenses incurred in issuing the policy, and for the recovery of acquisition costs.

The surrender charge is a charge against the account value of the policy. The deduction is taken from the Separate Account divisions and the non-loaned portion of the guaranteed principal account in proportion to the values in each on the effective date of the surrender.

We calculate surrender charges separately for the initial selected face amount and for each increase in the selected face amount. They are based on the policy’s selected face amount, the insured’s age, gender, risk

Variable Life Plus

Statement of Additional Information

7

classification, and coverage year. The surrender charge for the policy is the sum of the surrender charges for the initial selected face amount and all selected face amount increases.

Subject to product and state availability, an endorsement to your variable life insurance policy may be available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange the policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

For more information, please contact your registered representative or call our Administrative Office.

Underwriting Procedures

Before issuing a policy we required evidence of insurability. This means that, (1) you had to complete an application and submit it to our Administrative Office, and (2) we usually required that the insured have a medical examination. Acceptance was subject to completion of all underwriting requirements and our underwriting rules.

Insurance charges will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The insurance charge rate will not exceed those shown on the policy specifications pages, which are based on the 1980 Commissioners’ Standard Ordinary Mortality Table (1980 CSO), male or female (unisex rates may be required in some states), the Nonsmoker or Smoker Table, and age of the insured on their nearest birthday.

Special risk classes are used when mortality experience in excess of the standard risk classes is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of 1980 CSO, male or female (unisex rates may be required in some situations), the Nonsmoker or Smoker Table, and age of the insured on their nearest birthday plus any flat extra amount assessed. The multiple will be based on the insured’s substandard rating.

There are two non-rated classes: non-smoker, and smoker.

Increases in Face Amount

A face amount increase is accomplished by issuing an additional insurance coverage segment. Each such segment has a distinct issue age and risk class for the insured, and a distinct target premium.

It is possible for risk classes of prior segments to change in order to match the risk class of a new segment. In cases where the risk classes are different, the Company may change the risk class of prior segments if doing so will reduce the mortality charges associated with the prior segments. However, the Company will not change the risk classes of prior segments when the face amount increase coincides with a conversion of an existing term life insurance policy, unless evidence of insurability acceptable to us is provided. In addition, the Company will not change the risk classes of prior segments if doing so will increase the mortality charges associated with the prior segments. Changing the risk classes of prior segments may impact the maximum premium limits, MEC premiums and minimum death benefit under the Cash Value Accumulation Test.

If you increase the selected face amount, the mortality charge will increase. In addition, a separate surrender charge schedule will apply during the first 15 years of the segment’s coverage.

Premium payments received once an increase in face amount becomes effective will be allocated to each segment of the face amount. The premium allocation will be made on a pro rata basis. If the account value is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we may require a payment sufficient to increase the account value to such amount.

Variable Life Plus

Statement of Additional Information

8

PERFORMANCE DATA

From time to time, we may report historical performance for the divisions of the Separate Account available under the policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.

The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

From time to time, we may also report actual historical performance of the investment funds underlying each division of the Separate Account. These performance returns are determined by calculating what a $1 investment in the fund would have earned over the stated period of time.

These returns will reflect the fund operating expenses but they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported. You may, however, consider the rates of returns we report in assessing the competence and performance of the funds’ investment advisers.

We currently post investment performance reports for VLP on our Web site at www.massmutual.com. You can also request a copy of the most recent report from your registered representative or by calling our Administrative Office at 1-800-272-2216, Monday – Friday, 8 AM to 8 PM Eastern Time. Questions about the information in these reports should be directed to your registered representative.

We may also distribute sales literature comparing the divisions of the Separate Account to established market indices, such as the Standard & Poor’s 500 Stock Index ® and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the accumulation unit values. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the divisions of the Separate Account being compared.

EXPERTS

The financial statements of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2008 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the statutory financial statements of Massachusetts Mutual Life Insurance Company “the Company” as of December 31, 2008 and 2007, and for each of the years in the three-year period ended December 31, 2008, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated February 20, 2009 includes explanatory language that states that the Company changed its method of accounting for other-than-temporary impairments of structured securities as of July 1, 2008. In addition, that report includes explanatory language that states that the Company prepared the statutory financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, (“statutory accounting practices”) which practices differ from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the Company’s

Variable Life Plus

Statement of Additional Information

9

statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

FINANCIAL STATEMENTS

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2008

Statements of Operations and Changes in Net Assets for the years ended December 31, 2008 and 2007

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2008 and 2007

Statutory Statements of Income for the years ended December 31, 2008, 2007 and 2006

Statutory Statements of Changes in Surplus for the years ended December 31, 2008, 2007, and 2006

Statutory Statements of Cash Flows for the years ended December 31, 2008, 2007, and 2006

Notes to Statutory Financial Statements

Variable Life Plus

Statement of Additional Information

10

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and

Policy Owners of Massachusetts Mutual Variable Life Separate Account I:

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Life Separate Account I (comprised of the divisions listed in Note 2) (collectively, “the Account”) as of December 31, 2008, and the related statements of operations and changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2008, and the results of its operations and changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Boston, MA

February 26, 2009

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division
										(Initial)	(Service)

ASSETS
Investments
Number of shares	72,496	102,640	143,489	3,434,047	18,167	1,685,839	747,243	548,599	525,275	1,986,107	253,143	2,190

Identified cost	$771,514	$1,854,216	$1,791,098	$23,635,255	$177,737	$12,156,433	$12,508,322	$20,879,993	$7,020,701	$52,081,742	$7,004,718	$78,742

Value	$298,682	$1,279,925	$1,202,440	$16,552,105	$107,910	$7,889,726	$9,026,699	$13,226,733	$4,533,126	$30,566,182	$3,880,682	$51,401
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	1,705	2,215	312	-	-	-

Total assets	298,682	1,279,925	1,202,440	16,552,105	107,910	7,889,726	9,028,404	13,228,948	4,533,438	30,566,182	3,880,682	51,401

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	597	1,072	1,038	6,165	2	3,122	-	-	-	2,300	5,718	-

NET ASSETS	$298,085	$1,278,853	$1,201,402	$16,545,940	$107,908	$7,886,604	$9,028,404	$13,228,948	$4,533,438	$30,563,882	$3,874,964	$51,401

Outstanding Units
Policy owners	598,282	1,143,226	3,194,722	19,994,297	175,791	6,691,707	7,931,653	12,531,936	4,427,625	28,299,690	3,763,630	113,162

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Variable Life Select	-	-	-	0.81	-	-	-	-	-	1.04	-	-
Survivorship Variable Universal Life	0.51	1.15	0.43	0.96	-	1.22	1.17	1.10	1.05	1.31	-	-
Survivorship Variable Universal Life II	0.51	1.15	0.43	0.76	-	1.22	1.17	1.10	1.01	0.95	-	-
Variable Universal Life	0.51	1.13	0.42	0.86	-	1.20	1.16	1.08	0.99	1.12	-	-
Variable Universal Life II (Note 1)
Tier 1	0.50	1.12	0.37	0.82	-	1.19	1.14	1.06	1.03	1.07	-	-
Variable Universal Life III
Tier 1	0.79	0.95	0.90	-	-	-	-	-	-	0.94	-	-
Tier 3	0.79	0.95	0.90	-	-	-	-	-	-	0.94	-	-
VUL GuardSM (Note 1)
Tier 1	0.51	1.14	0.92	1.10	-	1.21	1.16	1.08	1.27	1.24	-	-
Tier 2	0.43	1.04	0.68	0.93	-	1.03	1.03	0.90	0.94	1.03	-	-
Tier 3	0.42	1.02	0.67	0.92	-	1.02	1.02	0.89	0.93	1.02	-	-
Tier 4	0.42	1.03	0.67	0.93	-	1.02	1.03	0.89	0.93	1.02	-	-
Survivorship VUL GuardSM (Note 1)
Tier 1	0.41	0.97	0.78	0.86	-	0.92	0.97	0.85	0.91	0.97	-	-
Tier 2	0.41	0.97	0.78	0.86	-	0.92	0.98	0.85	0.92	0.98	-	-
Tier 3	0.41	0.97	0.79	0.87	-	0.93	0.98	0.86	0.92	0.98	-	-
Large Case Variable Life Plus®	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	0.74	-	1.41	-	-	-	-	-	-
Strategic Variable Life® Plus	-	-	-	0.72	0.61	1.37	-	-	-	-	1.07	0.45
Strategic Group Variable Universal Life®	-	-	-	0.82	-	1.14	-	-	-	-	1.02	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2008

	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Capital Growth Division	Goldman Sachs VIT Growth and Income Division	Goldman Sachs VIT Mid Cap Value Division	Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Structured U.S. Equity Division	ING Global Real Estate Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division
								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)

ASSETS
Investments
Number of shares	500,622	564,465	10,014	180,038	41,220	27,260	15	12,779	77,701	395,756	3,354	260,395

Identified cost	$8,437,383	$6,273,601	$133,311	$2,654,536	$450,817	$347,607	$106	$358,394	$2,216,781	$10,132,756	$99,655	$6,995,222

Value	$5,281,564	$4,177,040	$79,812	$1,559,129	$264,220	$217,812	$110	$292,642	$1,845,404	$9,090,523	$76,206	$5,017,807
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	226	3,683	-	1,111	1,932	-	-	6,606	-	5,947	-	589

Total assets	5,281,790	4,180,723	79,812	1,560,240	266,152	217,812	110	299,248	1,845,404	9,096,470	76,206	5,018,396

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	5	-	-	11	-	-	41	-	38	-

NET ASSETS	$5,281,790	$4,180,723	$79,807	$1,560,240	$266,152	$217,801	$110	$299,248	$1,845,363	$9,096,470	$76,168	$5,018,396

Outstanding Units
Policy owners	4,040,807	6,890,212	83,301	828,895	316,463	287,264	117	271,039	1,463,075	11,030,581	66,496	9,536,975

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Variable Life Select	-	-	-	-	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	1.35	0.66	-	-	-	-	-	-	1.30	-	-	-
Survivorship Variable Universal Life II	1.35	0.56	-	-	-	-	-	-	1.30	0.69	-	0.45
Variable Universal Life	1.33	0.55	-	-	-	-	-	-	1.27	0.67	-	0.44
Variable Universal Life II (Note 1)
Tier 1	1.32	0.62	-	-	-	-	-	-	1.26	0.90	-	0.59
Variable Universal Life III
Tier 1	-	-	-	-	-	-	0.94	-	-	-	-	-
Tier 3	-	-	-	-	-	-	0.94	-	-	-	-	-
VUL GuardSM (Note 1)
Tier 1	1.33	0.90	-	-	-	-	-	-	1.28	-	1.26	-
Tier 2	1.07	0.79	-	-	-	-	-	-	1.19	-	1.14	-
Tier 3	1.05	0.78	-	-	-	-	-	-	1.18	-	1.12	-
Tier 4	1.06	0.78	-	-	-	-	-	-	1.18	-	1.13	-
Survivorship VUL GuardSM (Note 1)
Tier 1	0.95	0.76	-	-	-	-	-	-	1.15	-	1.05	-
Tier 2	0.95	0.76	-	-	-	-	-	-	1.15	-	1.06	-
Tier 3	0.96	0.76	-	-	-	-	-	-	1.16	-	1.06	-
Large Case Variable Life Plus®	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	0.77	1.00	1.92	-	0.88	-	-	-	0.68	-	0.44
Strategic Variable Life® Plus	-	0.65	0.94	1.85	0.84	0.75	-	1.10	-	0.67	-	0.43
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2008

	Janus Aspen Worldwide Growth Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Asset Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Concentrated Growth Division	MML Conservative Allocation Division
	(Service)

ASSETS
Investments
Number of shares	3,606	80,210	14,927	203,838	100,044	66	32	0	1,647,209	65	102	0

Identified cost	$87,330	$1,603,673	$300,611	$2,939,432	$1,480,976	$385	$213	$3	$24,970,739	$444	$438	$2

Value	$68,868	$1,252,873	$218,530	$1,677,589	$1,290,567	$406	$218	$3	$21,761,922	$443	$454	$2
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	1,991	-	-	-

Total assets	68,868	1,252,873	218,530	1,677,589	1,290,567	406	218	3	21,763,913	443	454	2

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	20	5,179	16	5,960	374	-	-	-	-	-	-	-

NET ASSETS	$68,848	$1,247,694	$218,514	$1,671,629	$1,290,193	$406	$218	$3	$21,763,913	$443	$454	$2

Outstanding Units
Policy owners	81,937	1,662,920	195,290	1,682,126	1,501,450	423	226	3	14,828,708	477	508	2

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$3.47	$-	$-	$-
Variable Life Select	-	-	-	-	-	-	-	-	1.61	-	-	-
Survivorship Variable Universal Life	-	-	1.16	1.00	-	-	-	-	1.05	-	-	-
Survivorship Variable Universal Life II	-	-	1.16	1.00	-	-	-	-	1.01	-	-	-
Variable Universal Life	-	-	1.14	0.99	-	-	-	-	0.99	-	-	-
Variable Universal Life II (Note 1)
Tier 1	-	-	1.13	0.98	-	-	-	-	1.00	-	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	0.96	0.96	1.00	-	0.93	0.89	1.01
Tier 3	-	-	-	-	-	0.96	0.96	1.00	-	0.93	0.89	1.01
VUL GuardSM (Note 1)
Tier 1	0.96	-	1.14	0.99	-	-	-	-	1.16	-	-	-
Tier 2	0.80	-	1.02	0.76	-	-	-	-	1.05	-	-	-
Tier 3	0.79	-	1.01	0.75	-	-	-	-	1.03	-	-	-
Tier 4	0.80	-	1.01	0.75	-	-	-	-	1.04	-	-	-
Survivorship VUL GuardSM (Note 1)
Tier 1	0.81	-	0.97	0.87	-	-	-	-	0.99	-	-	-
Tier 2	0.82	-	0.98	0.87	-	-	-	-	1.00	-	-	-
Tier 3	0.82	-	0.98	0.88	-	-	-	-	1.00	-	-	-
Large Case Variable Life Plus®	-	-	-	-	-	-	-	-	2.87	-	-	-
Strategic Variable Life®	-	0.87	-	1.24	0.91	-	-	-	1.67	-	-	-
Strategic Variable Life® Plus	-	0.74	-	1.11	0.81	-	-	-	0.97	-	-	-
Strategic Group Variable Universal Life®	-	0.72	-	1.02	0.78	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2008

	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Growth Equity Division	MML Income & Growth Division	MML Inflation- Protected and Income Division

ASSETS
Investments
Number of shares	288,870	105,833	4,496,925	177	6,331,687	28	0	63	32	430,638	1	386,081

Identified cost	$1,769,512	$1,046,849	$101,898,450	$1,164	$88,404,310	$190	$3	$356	$207	$2,956,147	$4	$3,924,934

Value	$1,242,864	$652,865	$61,377,430	$1,210	$71,801,329	$197	$3	$370	$213	$1,890,233	$4	$3,675,487
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	1,230	-	5,066	-	12,305	-	-	-	-	-	-	-

Total assets	1,244,094	652,865	61,382,496	1,210	71,813,634	197	3	370	213	1,890,233	4	3,675,487

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	26	-	-	-	-	-	-	-	207	-	478

NET ASSETS	$1,244,094	$652,839	$61,382,496	$1,210	$71,813,634	$197	$3	$370	$213	$1,890,026	$4	$3,675,009

Outstanding Units
Policy owners	2,001,402	641,018	49,172,665	1,290	73,795,678	196	3	396	219	4,174,358	4	3,133,228

UNIT VALUE
Variable Life Plus	$-	$-	$3.19	$-	$0.67	$-	$-	$-	$-	$-	$-	$-
Variable Life Select	-	-	1.38	-	0.73	-	-	-	-	-	-	-
Survivorship Variable Universal Life	0.63	1.07	0.77	-	0.89	-	-	-	-	0.52	-	1.21
Survivorship Variable Universal Life II	0.63	1.07	0.77	-	0.69	-	-	-	-	0.39	-	1.21
Variable Universal Life	0.62	1.05	0.73	-	0.79	-	-	-	-	0.38	-	1.18
Variable Universal Life II (Note 1)
Tier 1	0.62	1.04	0.73	-	0.76	-	-	-	-	0.48	-	1.17
Variable Universal Life III
Tier 1	0.93	0.94	0.93	0.94	0.94	1.00	0.97	0.93	0.97	-	0.96	1.06
Tier 3	0.94	0.94	0.93	0.94	0.94	1.00	0.97	0.93	0.97	-	0.96	1.07
VUL GuardSM (Note 1)
Tier 1	1.14	1.05	1.03	-	1.05	-	-	-	-	0.75	-	1.14
Tier 2	0.79	0.91	0.88	-	0.91	-	-	-	-	0.66	-	1.09
Tier 3	0.78	0.90	0.87	-	0.89	-	-	-	-	0.65	-	1.08
Tier 4	0.79	0.90	0.87	-	0.90	-	-	-	-	0.66	-	1.09
Survivorship VUL GuardSM (Note 1)
Tier 1	0.88	0.86	0.81	-	0.86	-	-	-	-	0.66	-	1.04
Tier 2	0.88	0.86	0.81	-	0.86	-	-	-	-	0.66	-	1.05
Tier 3	0.88	0.87	0.82	-	0.86	-	-	-	-	0.67	-	1.05
Large Case Variable Life Plus®	-	-	2.59	-	1.58	-	-	-	-	-	-	-
Strategic Variable Life®	0.40	-	1.44	-	1.28	-	-	-	-	0.36	-	-
Strategic Variable Life® Plus	0.39	-	0.72	-	0.76	-	-	-	-	0.35	-	-
Strategic Group Variable Universal Life®	-	-	0.64	-	1.01	-	-	-	-	0.48	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2008

	MML Large Cap Value Division	MML Managed Bond Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Cap Index Division	MML Small Company Opportunities Division	MML Small/Mid-Cap Value Division	Oppenheimer Balanced Division

ASSETS
Investments
Number of shares	757,724	4,892,065	74	3	50,183,522	290,777	1,423,804	487,234	148	337,233	8	199,741

Identified cost	$8,183,356	$59,765,454	$460	$18	$50,141,291	$1,227,193	$14,678,249	$6,559,747	$874	$4,404,688	$38	$3,127,410

Value	$6,071,976	$58,610,985	$484	$19	$50,147,841	$896,270	$7,928,457	$5,096,759	$959	$2,241,700	$40	$1,687,814
Dividends receivable	-	-	-	-	49,848	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	259	14,666	-	-	13,618	-	-	2,024	-	178	-	521

Total assets	6,072,235	58,625,651	484	19	50,211,307	896,270	7,928,457	5,098,783	959	2,241,878	40	1,688,335

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	459	2,504	-	-	-	-	-

NET ASSETS	$6,072,235	$58,625,651	$484	$19	$50,211,307	$895,811	$7,925,953	$5,098,783	$959	$2,241,878	$40	$1,688,335

Outstanding Units
Policy owners	7,234,654	29,064,950	509	19	34,824,399	1,524,598	8,537,554	5,992,072	1,026	2,009,798	43	1,693,813

UNIT VALUE
Variable Life Plus	$-	$3.74	$-	$-	$2.19	$-	$-	$-	$-	$-	$-	$-
Variable Life Select	-	2.02	-	-	1.50	-	1.00	-	-	-	-	-
Survivorship Variable Universal Life	0.90	1.67	-	-	1.36	0.65	0.89	0.94	-	1.16	-	-
Survivorship Variable Universal Life II	0.90	1.61	-	-	1.25	0.65	0.98	0.75	-	1.16	-	-
Variable Universal Life	0.88	1.57	-	-	1.28	0.63	1.07	0.73	-	1.14	-	-
Variable Universal Life II (Note 1)
Tier 1	0.85	1.38	-	-	1.14	0.59	0.87	0.90	-	1.12	-	-
Variable Universal Life III
Tier 1	0.91	1.05	0.95	0.97	1.00	-	0.92	0.95	0.93	0.91	0.94	-
Tier 3	0.91	1.05	0.95	0.98	1.00	-	0.93	0.95	0.93	0.91	0.94	-
VUL GuardSM (Note 1)
Tier 1	1.08	1.22	-	-	1.13	1.06	0.96	1.24	-	1.14	-	-
Tier 2	0.91	1.20	-	-	1.11	0.82	0.77	0.92	-	0.87	-	-
Tier 3	0.90	1.18	-	-	1.10	0.81	0.76	0.91	-	0.86	-	-
Tier 4	0.90	1.19	-	-	1.11	0.82	0.76	0.91	-	0.86	-	-
Survivorship VUL GuardSM (Note 1)
Tier 1	0.84	1.15	-	-	1.11	0.85	0.77	0.95	-	0.83	-	-
Tier 2	0.84	1.15	-	-	1.11	0.85	0.77	0.95	-	0.84	-	-
Tier 3	0.84	1.16	-	-	1.12	0.86	0.77	0.96	-	0.84	-	-
Large Case Variable Life Plus®	-	3.27	-	-	1.92	-	-	-	-	-	-	-
Strategic Variable Life®	-	2.06	-	-	1.56	0.28	-	0.69	-	-	-	1.50
Strategic Variable Life® Plus	0.78	1.57	-	-	-	0.28	1.12	0.67	-	-	-	0.94
Strategic Group Variable Universal Life®	-	1.54	-	-	-	-	1.03	-	-	-	-	0.99

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2008

	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street® Small Cap Division	Oppenheimer MidCap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division

ASSETS
Investments
Number of shares	1,449,175	1,238,963	2,436,844	1,657,086	9,246,291	914,214	247,829	799,736	13,637,332	3,422,275	426,103	611,442

Identified cost	$51,329,319	$13,218,849	$68,899,871	$11,945,517	$15,352,733	$18,370,662	$4,174,726	$33,306,461	$13,637,332	$17,701,975	$800,888	$848,307

Value	$37,200,323	$7,991,315	$49,248,618	$2,618,196	$11,188,012	$13,310,958	$2,639,377	$22,024,733	$13,637,332	$15,366,016	$596,544	$556,412
Dividends receivable	-	-	-	-	-	-	-	-	5,785	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	13,762	-	3,743	-	1,979	-	2,533	219	17

Total assets	37,200,323	7,991,315	49,248,618	2,631,958	11,188,012	13,314,701	2,639,377	22,026,712	13,643,117	15,368,549	596,763	556,429

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	11,011	976	4,431	-	2,673	-	2,175	-	436	-	-	-

NET ASSETS	$37,189,312	$7,990,339	$49,244,187	$2,631,958	$11,185,339	$13,314,701	$2,637,202	$22,026,712	$13,642,681	$15,368,549	$596,763	$556,429

Outstanding Units
Policy owners	44,889,631	9,269,030	35,849,889	8,424,602	11,025,518	16,992,937	1,909,241	28,216,561	10,307,134	10,341,210	916,334	710,542

UNIT VALUE
Variable Life Plus	$-	$-	$0.91	$-	$-	$-	$-	$-	$-	$-	$-	$-
Variable Life Select	1.81	-	2.49	-	-	-	-	1.22	-	1.97	-	-
Survivorship Variable Universal Life	0.92	0.84	1.64	0.31	1.01	0.82	-	0.71	-	1.54	-	-
Survivorship Variable Universal Life II	0.56	0.94	0.94	0.31	1.01	0.70	-	0.36	-	1.50	-	-
Variable Universal Life	0.81	0.92	1.56	0.30	0.99	0.68	-	0.71	-	1.51	-	-
Variable Universal Life II (Note 1)
Tier 1	0.60	0.83	1.01	0.29	0.92	0.77	-	0.57	-	1.40	-	-
Variable Universal Life III
Tier 1	0.90	-	0.99	0.45	1.01	0.95	-	0.88	-	1.00	-	-
Tier 3	0.90	-	0.99	0.45	1.01	0.95	-	0.88	-	1.00	-	-
VUL GuardSM (Note 1)
Tier 1	0.91	0.73	1.42	0.28	1.69	1.02	-	0.88	-	1.20	-	-
Tier 2	0.77	0.72	1.06	0.26	1.17	0.87	-	0.72	-	1.12	-	-
Tier 3	0.76	0.71	1.05	0.25	1.15	0.86	-	0.71	-	1.11	-	-
Tier 4	0.76	0.71	1.06	0.26	1.16	0.87	-	0.71	-	1.11	-	-
Survivorship VUL GuardSM (Note 1)
Tier 1	0.75	0.68	1.01	0.24	1.14	0.83	-	0.71	-	1.06	-	-
Tier 2	0.75	0.68	1.01	0.24	1.14	0.83	-	0.71	-	1.07	-	-
Tier 3	0.75	0.68	1.01	0.24	1.15	0.84	-	0.71	-	1.07	-	-
Large Case Variable Life Plus®	-	-	2.46	0.46	-	-	-	1.35	-	-	-	-
Strategic Variable Life®	1.91	1.18	2.64	0.43	1.28	1.95	1.42	1.30	1.60	2.04	-	-
Strategic Variable Life® Plus	0.79	0.90	1.51	0.29	1.18	0.80	1.38	0.65	1.29	1.49	0.64	0.74
Strategic Group Variable Universal Life®	0.99	0.96	1.69	0.30	1.32	0.86	1.38	0.73	1.36	1.51	0.65	0.78

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2008

	PIMCO Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

ASSETS
Investments
Number of shares	1	429,165	515,729	132,204	1,970,514	79,643	721,024

Identified cost	$8	$4,175,062	$11,611,245	$645,977	$41,906,633	$1,557,106	$11,524,884

Value	$8	$2,909,742	$7,395,557	$637,222	$27,370,437	$1,016,245	$7,758,222
Dividends receivable	-	-	-	2,188	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	328	-	-	-	1,607	668

Total assets	8	2,910,070	7,395,557	639,410	27,370,437	1,017,852	7,758,890
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	9	14	12,218	-	-

NET ASSETS	$8	$2,910,070	$7,395,548	$639,396	$27,358,219	$1,017,852	$7,758,890

Outstanding Units
Policy owners	9	3,093,981	6,713,408	450,443	22,927,955	1,497,225	7,835,954

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$1.02	$-	$-
Variable Life Select	-	-	-	-	1.28	-	-
Survivorship Variable Universal Life	-	0.97	1.14	-	1.51	-	1.06
Survivorship Variable Universal Life II	-	0.97	1.14	-	1.09	-	1.00
Variable Universal Life	-	0.96	1.12	-	1.41	-	0.97
Variable Universal Life II (Note 1)
Tier 1	-	0.95	1.10	-	1.05	-	0.98
Variable Universal Life III
Tier 1	0.90	-	-	-	-	-	-
Tier 3	0.90	-	-	-	-	-	-
VUL GuardSM (Note 1)
Tier 1	-	0.96	1.12	-	1.30	-	1.41
Tier 2	-	0.84	0.97	-	1.03	-	1.12
Tier 3	-	0.83	0.96	-	1.01	-	1.11
Tier 4	-	0.83	0.96	-	1.02	-	1.11
Survivorship VUL GuardSM (Note 1)
Tier 1	-	0.81	0.88	-	-	-	1.03
Tier 2	-	0.81	0.88	-	-	-	1.04
Tier 3	-	0.82	0.89	-	-	-	1.04
Large Case Variable Life Plus®	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	1.57	0.81	-
Strategic Variable Life® Plus	-	-	-	1.42	1.40	0.71	-
Strategic Group Variable Universal Life®	-	-	-	-	1.31	0.67	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2008

	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century® VP Income & Growth Division	American Century® VP International Division	American Century® VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division

										(Initial)	(Service)
Investment income
Dividends	$13,684	$-	$-	$446,590	$13,501	$235,311	$289,910	$313,151	$91,531	$439,501	$50,700	$578

Expenses
Mortality and expense risk fees	3,388	10,578	11,966	145,188	6,180	69,280	77,468	126,086	40,962	271,272	44,665	617

Net investment income (loss)	10,296	(10,578)	(11,966)	301,402	7,321	166,031	212,442	187,065	50,569	168,229	6,035	(39)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on sale of fund shares	(102,941)	12,047	8,000	(3,840)	267,799	(867,708)	9,438	(291,896)	107,920	224,347	(229,625)	24,618
Realized gain distribution	39,429	325,614	-	2,675,466	158,588	1,249,266	447,519	1,157,230	582,016	1,177,788	189,128	-

Realized gain (loss)	(63,512)	337,661	8,000	2,671,626	426,387	381,558	456,957	865,334	689,936	1,402,135	(40,497)	24,618

Change in net unrealized appreciation/depreciation of investments	(342,960)	(827,071)	(925,494)	(11,928,895)	(701,089)	(3,535,776)	(4,393,461)	(9,027,814)	(3,073,544)	(23,786,513)	(3,199,484)	(78,706)

Net gain (loss) on investments	(406,472)	(489,410)	(917,494)	(9,257,269)	(274,702)	(3,154,218)	(3,936,504)	(8,162,480)	(2,383,608)	(22,384,378)	(3,239,981)	(54,088)

Net increase (decrease) in net assets resulting from operations	(396,176)	(499,988)	(929,460)	(8,955,867)	(267,381)	(2,988,187)	(3,724,062)	(7,975,415)	(2,333,039)	(22,216,149)	(3,233,946)	(54,127)

Capital transactions:
Transfer of net premiums	176,851	336,530	375,127	3,508,996	253	2,163,538	2,544,173	4,851,951	1,012,267	8,244,881	553,580	1,407
Transfers due to death benefits	-	-	(426)	(99,391)	-	(757)	(2,981)	(6,116)	(1,915)	(98,357)	(3,252)	-
Transfers due to withdrawal of funds	(8,579)	(22,644)	(51,363)	(1,997,988)	(1,705,439)	(1,226,423)	(266,467)	(524,192)	(223,366)	(2,003,164)	(1,626,222)	(81,368)
Transfers due to policy loans, net of repayments	(24,359)	(30,133)	(15,690)	(219,944)	-	(95,050)	(144,180)	(253,952)	(60,603)	(577,453)	(17,568)	(130)
Transfers due to charges for administrative and insurance costs	(59,520)	(168,324)	(176,605)	(1,439,995)	(12,008)	(750,706)	(1,152,841)	(2,132,099)	(420,709)	(3,811,849)	(102,945)	(1,239)
Transfers between divisions and to/from Guaranteed Principal Account	69,554	62,013	61,609	(351,818)	-	(110,551)	(133,126)	(53,994)	(35,142)	782,355	238,396	-

Net increase (decrease) in net assets resulting from capital transactions	153,947	177,442	192,652	(600,140)	(1,717,194)	(19,949)	844,578	1,881,598	270,532	2,536,413	(958,011)	(81,330)

Total increase (decrease)	(242,229)	(322,546)	(736,808)	(9,556,007)	(1,984,575)	(3,008,136)	(2,879,484)	(6,093,817)	(2,062,507)	(19,679,736)	(4,191,957)	(135,457)

NET ASSETS, at beginning of the year	540,314	1,601,399	1,938,210	26,101,947	2,092,483	10,894,740	11,907,888	19,322,765	6,595,945	50,243,618	8,066,921	186,858

NET ASSETS, at end of the year	$298,085	$1,278,853	$1,201,402	$16,545,940	$107,908	$7,886,604	$9,028,404	$13,228,948	$4,533,438	$30,563,882	$3,874,964	$51,401

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2008

	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Capital Growth Division	Goldman Sachs VIT Growth and Income Division	Goldman Sachs VIT Mid Cap Value Division	Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Structured U.S. Equity Division	ING Global Real Estate Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division

								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)
Investment income
Dividends	$75,493	$7,887	$2,162	$23,348	$11,796	$4,892	$-	$8,913	$50,199	$19,008	$9	$91,954

Expenses
Mortality and expense risk fees	47,423	44,097	544	11,495	2,331	1,637	-	1,994	13,745	94,500	671	48,510

Net investment income (loss)	28,070	(36,210)	1,618	11,853	9,465	3,255	-	6,919	36,454	(75,492)	(662)	43,444

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on sale of fund shares	(47,929)	582,907	(12,023)	(243,464)	10,200	(9,526)	10	(321)	13,525	644,032	(215)	(16,107)
Realized gain distribution	522,854	-	11	4,181	22,985	2,744	-	23,199	141,106	-	-	-

Realized gain (loss)	474,925	582,907	(12,012)	(239,283)	33,185	(6,782)	10	22,878	154,631	644,032	(215)	(16,107)

Change in net unrealized appreciation/depreciation of investments	(3,012,329)	(3,546,324)	(34,795)	(644,897)	(270,776)	(128,495)	4	(88,130)	(564,117)	(7,910,822)	(44,129)	(4,216,653)

Net gain (loss) on investments	(2,537,404)	(2,963,417)	(46,807)	(884,180)	(237,591)	(135,277)	14	(65,252)	(409,486)	(7,266,790)	(44,344)	(4,232,760)

Net increase (decrease) in net assets resulting from operations	(2,509,334)	(2,999,627)	(45,189)	(872,327)	(228,126)	(132,022)	14	(58,333)	(373,032)	(7,342,282)	(45,006)	(4,189,316)

Capital transactions:
Transfer of net premiums	2,043,315	810,204	15,721	181,363	18,519	55,213	116	26,397	504,393	1,929,101	34,392	1,241,799
Transfers due to death benefits	(1,476)	-	(64,997)	(66,257)	-	(61,551)	-	-	(1,487)	(5,926)	-	(14,488)
Transfers due to withdrawal of funds	(266,389)	(209,459)	(2,999)	(870,194)	(30,228)	(9,663)	-	(2,334)	(37,079)	(739,564)	(1,787)	(337,836)
Transfers due to policy loans, net of repayments	(89,651)	(22,886)	-	(354)	(154)	-	-	-	(14,131)	(108,376)	(2)	(81,602)
Transfers due to charges for administrative and insurance costs	(840,572)	(477,519)	(1,805)	(96,302)	(7,386)	(37,367)	(73)	(6,865)	(219,600)	(942,084)	(2,268)	(525,811)
Transfers between divisions and to/from Guaranteed Principal Account	(33,757)	(1,354,318)	-	257,257	-	-	53	(16,671)	295,270	(247,671)	20,002	(368,613)

Net increase (decrease) in net assets resulting from capital transactions	811,470	(1,253,978)	(54,080)	(594,487)	(19,249)	(53,368)	96	527	527,366	(114,520)	50,337	(86,551)

Total increase (decrease)	(1,697,864)	(4,253,605)	(99,269)	(1,466,814)	(247,375)	(185,390)	110	(57,806)	154,334	(7,456,802)	5,331	(4,275,867)

NET ASSETS, at beginning of the year	6,979,654	8,434,328	179,076	3,027,054	513,527	403,191	-	357,054	1,691,029	16,553,272	70,837	9,294,263

NET ASSETS, at end of the year	$5,281,790	$4,180,723	$79,807	$1,560,240	$266,152	$217,801	$110	$299,248	$1,845,363	$9,096,470	$76,168	$5,018,396

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2008

	Janus Aspen Worldwide Growth Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Asset Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Concentrated Growth Division	MML Conservative Allocation Division

	(Service)
Investment income
Dividends	$994	$4,023	$1,586	$-	$9,565	$-	$-	$-	$807,508	$-	$-	$-

Expenses
Mortality and expense risk fees	709	11,307	1,715	15,923	8,291	-	-	-	139,479	-	-	-

Net investment income (loss)	285	(7,284)	(129)	(15,923)	1,274	-	-	-	668,029	-	-	-

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(12,346)	54,531	215	(26,657)	31,282	-	7	-	(217,675)	-	-	-
Realized gain distribution	-	-	13,097	430,599	-	-	-	-	-	-	-	-

Realized gain (loss)	(12,346)	54,531	13,312	403,942	31,282	-	7	-	(217,675)	-	-	-

Change in net unrealized appreciation/depreciation of investments	(42,037)	(840,941)	(109,827)	(1,424,262)	(818,519)	21	5	-	(7,186,540)	(1)	16	-

Net gain (loss) on investments	(54,383)	(786,410)	(96,515)	(1,020,320)	(787,237)	21	12	-	(7,404,215)	(1)	16	-

Net increase (decrease) in net assets resulting from operations	(54,098)	(793,694)	(96,644)	(1,036,243)	(785,963)	21	12	-	(6,736,186)	(1)	16	-

Capital transactions:
Transfer of net premiums	13,839	114,429	79,238	504,598	57,890	2	179	-	2,943,366	-	424	-
Transfers due to death benefits	-	(1,803)	-	(984)	-	-	-	-	(61,914)	-	-	-
Transfers due to withdrawal of funds	(1,424)	(92,214)	(2,026)	(90,554)	(105,591)	-	-	-	(1,223,713)	-	-	-
Transfers due to policy loans, net of repayments	-	(4,016)	(1,858)	(10,967)	(486)	-	-	-	(250,345)	-	-	-
Transfers due to charges for administrative and insurance costs	(2,874)	(32,508)	(26,005)	(174,641)	(16,747)	(2)	(87)	-	(2,187,330)	-	(19)	-
Transfers between divisions and to/from Guaranteed Principal Account	364	(42,020)	55,333	737	(6,209)	385	114	3	(416,917)	444	33	2

Net increase (decrease) in net assets resulting from capital transactions	9,905	(58,132)	104,682	228,189	(71,143)	385	206	3	(1,196,853)	444	438	2

Total increase (decrease)	(44,193)	(851,826)	8,038	(808,054)	(857,106)	406	218	3	(7,933,039)	443	454	2

NET ASSETS, at beginning of the year	113,041	2,099,520	210,476	2,479,683	2,147,299	-	-	-	29,696,952	-	-	-

NET ASSETS, at end of the year	$68,848	$1,247,694	$218,514	$1,671,629	$1,290,193	$406	$218	$3	$21,763,913	$443	$454	$2

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2008

	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Growth Equity Division	MML Income & Growth Division	MML Inflation- Protected and Income Division

Investment income							(Class II)
Dividends	$-	$17,719	$-	$-	$-	$-	$-	$-	$-	$-	$-	$193,998

Expenses
Mortality and expense risk fees	12,136	6,382	444,755	-	551,181	-	-	-	-	18,611	-	22,073

Net investment income (loss)	(12,136)	11,337	(444,755)	-	(551,181)	-	-	-	-	(18,611)	-	171,925

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	24,970	(37,666)	(3,299,263)	8	3,421,674	12	-	10	-	3,277	-	(117,289)
Realized gain distribution	-	-	-	-	-	-	-	-	-	-	-	-

Realized gain (loss)	24,970	(37,666)	(3,299,263)	8	3,421,674	12	-	10	-	3,277	-	(117,289)

Change in net unrealized appreciation/depreciation of investments	(884,795)	(357,226)	(41,539,351)	46	(47,343,184)	7	-	14	6	(1,383,808)	-	(248,622)

Net gain (loss) on investments	(859,825)	(394,892)	(44,838,614)	54	(43,921,510)	19	-	24	6	(1,380,531)	-	(365,911)

Net increase (decrease) in net assets resulting from operations	(871,961)	(383,555)	(45,283,369)	54	(44,472,691)	19	-	24	6	(1,399,142)	-	(193,986)

Capital transactions:
Transfer of net premiums	498,531	170,341	9,246,858	1,119	5,606,356	186	9	273	-	646,469	11	663,486
Transfers due to death benefits	-	-	(2,722,577)	-	(244,446)	-	-	-	-	(18,466)	-	-
Transfers due to withdrawal of funds	(80,899)	(23,795)	(3,793,713)	-	(1,475,652)	-	-	-	-	(144,717)	-	(189,748)
Transfers due to policy loans, net of repayments	(29,590)	(2,162)	(1,286,742)	-	(510,981)	-	-	-	-	(104,383)	-	(26,271)
Transfers due to charges for administrative and insurance costs	(189,028)	(83,808)	(6,307,410)	(161)	(3,256,785)	(98)	(6)	(125)	-	(240,457)	(7)	(306,990)
Transfers between divisions and to/from Guaranteed Principal Account	(36,428)	41,656	(1,526,912)	198	(11,756,567)	90	-	198	207	(48,640)	-	1,000,455

Net increase (decrease) in net assets resulting from capital transactions	162,586	102,232	(6,390,496)	1,156	(11,638,075)	178	3	346	207	89,806	4	1,140,932

Total increase (decrease)	(709,375)	(281,323)	(51,673,865)	1,210	(56,110,766)	197	3	370	213	(1,309,336)	4	946,946

NET ASSETS, at beginning of the year	1,953,469	934,162	113,056,361	-	127,924,400	-	-	-	-	3,199,362	-	2,728,063

NET ASSETS, at end of the year	$1,244,094	$652,839	$61,382,496	$1,210	$71,813,634	$197	$3	$370	$213	$1,890,026	$4	$3,675,009

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2008

	MML Large Cap Value Division	MML Managed Bond Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Cap Index Division	MML Small Company Opportunities Division	MML Small/Mid-Cap Value Division	Oppenheimer Balanced Division

Investment income
Dividends	$-	$2,969,769	$-	$-	$722,352	$31	$-	$-	$-	$6,609	$-	$77,005

Expenses
Mortality and expense risk fees	60,798	312,274	-	-	211,513	8,888	73,182	48,509	-	20,613	-	19,932

Net investment income (loss)	(60,798)	2,657,495	-	-	510,839	(8,857)	(73,182)	(48,509)	-	(14,004)	-	57,073

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	308,001	(269,166)	-	-	3,337	6,347	(253,351)	235,771	14	(271,031)	-	(78,644)
Realized gain distribution	9,316	-	-	-	-	-	759	-	-	57,218	-	185,727

Realized gain (loss)	317,317	(269,166)	-	-	3,337	6,347	(252,592)	235,771	14	(213,813)	-	107,083

Change in net unrealized appreciation/depreciation of investments	(4,188,716)	(1,189,050)	24	1	4,003	(626,358)	(4,582,780)	(3,412,116)	85	(1,143,601)	2	(1,554,879)

Net gain (loss) on investments	(3,871,399)	(1,458,216)	24	1	7,340	(620,011)	(4,835,372)	(3,176,345)	99	(1,357,414)	2	(1,447,796)

Net increase (decrease) in net assets resulting from operations	(3,932,197)	1,199,279	24	1	518,179	(628,868)	(4,908,554)	(3,224,854)	99	(1,371,418)	2	(1,390,723)

Capital transactions:
Transfer of net premiums	1,745,596	3,428,495	431	8	7,725,245	248,925	1,873,189	1,544,003	621	983,287	20	208,948
Transfers due to death benefits	(49,795)	(63,919)	-	-	(12,238)	-	(44,279)	(23,590)	-	(1,099)	-	-
Transfers due to withdrawal of funds	(1,275,072)	(1,624,783)	-	-	(4,789,398)	(97,880)	(568,651)	(1,218,390)	-	(154,812)	-	(229,409)
Transfers due to policy loans, net of repayments	(45,409)	(117,209)	-	-	(260,354)	(11,006)	(129,221)	(60,018)	-	(8,776)	-	(29,737)
Transfers due to charges for administrative and insurance costs	(654,229)	(1,924,263)	(23)	(6)	(2,939,582)	(103,666)	(672,152)	(546,993)	(140)	(407,210)	(9)	(75,410)
Transfers between divisions and to/from Guaranteed Principal Account	(72,792)	(9,306,438)	52	16	23,790,966	5,765	(188,279)	(15,004)	379	(145,402)	27	(4,590)

Net increase (decrease) in net assets resulting from capital transactions	(351,701)	(9,608,117)	460	18	23,514,639	42,138	270,607	(319,992)	860	265,988	38	(130,198)

Total increase (decrease)	(4,283,898)	(8,408,838)	484	19	24,032,818	(586,730)	(4,637,947)	(3,544,846)	959	(1,105,430)	40	(1,520,921)

NET ASSETS, at beginning of the year	10,356,133	67,034,489	-	-	26,178,489	1,482,541	12,563,900	8,643,629	-	3,347,308	-	3,209,256

NET ASSETS, at end of the year	$6,072,235	$58,625,651	$484	$19	$50,211,307	$895,811	$7,925,953	$5,098,783	$959	$2,241,878	$40	$1,688,335

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2008

	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer MidCap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division

Investment income
Dividends	$81,101	$520,703	$1,048,645	$658,540	$157,577	$274,196	$19,237	$-	$364,474	$857,228	$20,990	$27,190

Expenses
Mortality and expense risk fees	355,040	80,669	413,544	56,575	105,927	124,465	25,327	206,776	87,163	121,687	8,669	6,101

Net investment income (loss)	(273,939)	440,034	635,101	601,965	51,650	149,731	(6,090)	(206,776)	277,311	735,541	12,321	21,089

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	602,756	(251,792)	1,174,509	(475,059)	690,580	(17,508)	(84,940)	(125,407)	-	166,805	(81,974)	2,312
Realized gain distribution	-	-	4,607,628	-	-	1,191,405	213,603	-	-	198,087	-	-

Realized gain (loss)	602,756	(251,792)	5,782,137	(475,059)	690,580	1,173,897	128,663	(125,407)	-	364,892	(81,974)	2,312

Change in net unrealized appreciation/depreciation of investments	(31,594,034)	(5,236,248)	(40,065,028)	(8,961,064)	(8,777,150)	(9,803,377)	(1,779,026)	(21,208,492)	-	(3,901,585)	(491,756)	(391,867)

Net gain (loss) on investments	(30,991,278)	(5,488,040)	(34,282,891)	(9,436,123)	(8,086,570)	(8,629,480)	(1,650,363)	(21,333,899)	-	(3,536,693)	(573,730)	(389,555)

Net increase (decrease) in net assets resulting from operations	(31,265,217)	(5,048,006)	(33,647,790)	(8,834,158)	(8,034,920)	(8,479,749)	(1,656,453)	(21,540,675)	277,311	(2,801,152)	(561,409)	(368,466)

Capital transactions:
Transfer of net premiums	8,224,883	1,869,543	9,321,499	1,434,121	3,926,099	3,253,679	265,991	5,318,669	548,801	3,095,793	73,393	36,077
Transfers due to death benefits	(196,643)	(11,103)	(210,101)	(2,023)	(2,494)	(78,424)	(67,296)	(52,878)	(243,712)	(8,635)	(584)	(2,039)
Transfers due to withdrawal of funds	(3,848,769)	(452,738)	(4,274,065)	(533,750)	(776,586)	(931,615)	(131,496)	(3,205,506)	(575,823)	(840,996)	(302,506)	(66,683)
Transfers due to policy loans, net of repayments	(688,400)	(209,333)	(754,941)	(59,144)	(158,418)	(184,808)	(180,910)	(535,692)	(13,698)	(255,479)	(3,677)	(1,458)
Transfers due to charges for administrative and insurance costs	(3,789,890)	(735,646)	(4,576,820)	(554,932)	(1,222,140)	(1,413,336)	(42,247)	(2,593,361)	(296,595)	(1,428,302)	(33,652)	(30,081)
Transfers between divisions and to/from Guaranteed Principal Account	(402,019)	15,370	(624,596)	(1,339,447)	535,789	(482,221)	(159,655)	(437,762)	1,046,771	1,384,294	(138,144)	(5,155)

Net increase (decrease) in net assets resulting from capital transactions	(700,838)	476,093	(1,119,024)	(1,055,175)	2,302,250	163,275	(315,613)	(1,506,530)	465,744	1,946,675	(405,170)	(69,339)

Total increase (decrease)	(31,966,055)	(4,571,913)	(34,766,814)	(9,889,333)	(5,732,670)	(8,316,474)	(1,972,066)	(23,047,205)	743,055	(854,477)	(966,579)	(437,805)

NET ASSETS, at beginning of the year	69,155,367	12,562,252	84,011,001	12,521,291	16,918,009	21,631,175	4,609,268	45,073,917	12,899,626	16,223,026	1,563,342	994,234

NET ASSETS, at end of the year	$37,189,312	$7,990,339	$49,244,187	$2,631,958	$11,185,339	$13,314,701	$2,637,202	$22,026,712	$13,642,681	$15,368,549	$596,763	$556,429

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2008

	PIMCO Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

Investment income
Dividends	$-	$4,231	$219,008	$15,064	$-	$-	$251,968

Expenses
Mortality and expense risk fees	-	27,867	64,948	2,240	242,948	10,451	73,919

Net investment income (loss)	-	(23,636)	154,060	12,824	(242,948)	(10,451)	178,049

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	-	(1,835)	(94,388)	1,149	733,210	(10,877)	209,583
Realized gain distribution	-	-	270,249	-	2,121,912	70,026	1,031,238

Realized gain (loss)	-	(1,835)	175,861	1,149	2,855,122	59,149	1,240,821

Change in net unrealized appreciation/depreciation of investments	-	(2,027,012)	(4,287,105)	(12,263)	(21,169,632)	(725,810)	(6,706,503)

Net gain (loss) on investments	-	(2,028,847)	(4,111,244)	(11,114)	(18,314,510)	(666,661)	(5,465,682)

Net increase (decrease) in net assets resulting from operations	-	(2,052,483)	(3,957,184)	1,710	(18,557,458)	(677,112)	(5,287,633)

Capital transactions:
Transfer of net premiums	9	1,002,222	2,566,116	15,213	4,198,763	192,608	1,833,428
Transfers due to death benefits	-	(9,820)	(15,621)	-	(180,728)	-	(90)
Transfers due to withdrawal of funds	-	(129,123)	(233,340)	(49,425)	(1,762,983)	(104,993)	(404,468)
Transfers due to policy loans, net of repayments	-	(37,129)	(73,798)	-	(524,915)	(51,085)	(160,199)
Transfers due to charges for administrative and insurance costs	(10)	(426,814)	(998,463)	(9,578)	(2,269,884)	(17,131)	(816,649)
Transfers between divisions and to/from Guaranteed Principal Account	9	263,268	344,978	346,978	(417,990)	28,573	210,713

Net increase (decrease) in net assets resulting from capital transactions	8	662,604	1,589,872	303,188	(957,737)	47,972	662,735

Total increase (decrease)	8	(1,389,879)	(2,367,312)	304,898	(19,515,195)	(629,140)	(4,624,898)

NET ASSETS, at beginning of the year	-	4,299,949	9,762,860	334,498	46,873,414	1,646,992	12,383,788

NET ASSETS, at end of the year	$8	$2,910,070	$7,395,548	$639,396	$27,358,219	$1,017,852	$7,758,890

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2007

	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division
										(Initial)	(Service)

Investment income
Dividends	$11,396	$-	$-	$471,522	$10,700	$179,196	$251,325	$292,479	$56,763	$449,007	$64,140	$950

Expenses
Mortality and expense risk fees	4,429	10,228	13,740	176,914	10,830	81,846	76,660	131,633	47,548	290,703	51,669	984

Net investment income (loss)	6,967	(10,228)	(13,740)	294,608	(130)	97,350	174,665	160,846	9,215	158,304	12,471	(34)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	11,889	41,691	55,453	653,470	15,300	(20,579)	149,154	337,543	241,556	996,485	236,446	15,000
Realized gain distribution	43,024	-	-	-	-	929,255	348,068	584,921	415,985	11,965,094	1,914,013	151

Realized gain (loss)	54,913	41,691	55,453	653,470	15,300	908,676	497,222	922,464	657,541	12,961,579	2,150,459	15,151

Change in net unrealized appreciation/depreciation of investments	(215,363)	121,332	75,988	(1,187,947)	258,106	(1,667,426)	(131,230)	(450,572)	(853,078)	(6,119,514)	(1,047,210)	22,370

Net gain (loss) on investments	(160,450)	163,023	131,441	(534,477)	273,406	(758,750)	365,992	471,892	(195,537)	6,842,065	1,103,249	37,521

Net increase (decrease) in net assets resulting from operations	(153,483)	152,795	117,701	(239,869)	273,276	(661,400)	540,657	632,738	(186,322)	7,000,369	1,115,720	37,487

Capital transactions:
Transfer of net premiums	187,314	396,216	389,454	4,019,571	350,741	2,575,409	2,977,173	5,547,971	1,153,941	8,208,889	778,104	17,981
Transfers due to death benefits	(519)	(958)	(1,303)	(33,413)	-	(4,246)	(3,542)	(1,554)	(3,086)	(378,622)	(55,154)	-
Transfers due to withdrawal of funds	(10,431)	(22,127)	(30,518)	(721,147)	(1,778)	(1,157,307)	(201,531)	(407,634)	(102,798)	(1,183,009)	(344,295)	(4,416)
Transfers due to policy loans, net of repayments	(2,404)	(6,023)	(13,796)	(438,892)	-	(117,592)	(247,666)	(445,628)	(108,280)	(933,702)	(9,148)	(94)
Transfers due to charges for administrative and insurance costs	(62,487)	(145,219)	(185,798)	(1,580,876)	(21,406)	(682,585)	(1,037,839)	(1,961,728)	(454,881)	(3,563,241)	(102,369)	(1,643)
Transfers between divisions and to/from Guaranteed Principal Account	12,105	(38,648)	(1,169)	(44,564)	17,886	21,254	888,305	890,640	15,409	1,298,335	478,405	(45,389)

Net increase (decrease) in net assets resulting from capital transactions	123,578	183,241	156,870	1,200,679	345,443	634,933	2,374,900	3,622,067	500,305	3,448,650	745,543	(33,561)

Total increase (decrease)	(29,905)	336,036	274,571	960,810	618,719	(26,467)	2,915,557	4,254,805	313,983	10,449,019	1,861,263	3,926

NET ASSETS, at beginning of the year	570,219	1,265,363	1,663,639	25,141,137	1,473,764	10,921,207	8,992,331	15,067,960	6,281,962	39,794,599	6,205,658	182,932

NET ASSETS, at end of the year	$540,314	$1,601,399	$1,938,210	$26,101,947	$2,092,483	$10,894,740	$11,907,888	$19,322,765	$6,595,945	$50,243,618	$8,066,921	$186,858

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2007

	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Capital Growth Division	Goldman Sachs VIT Growth and Income Division	Goldman Sachs VIT Mid Cap Value Division	Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Structured U.S. Equity Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division	Janus Aspen Worldwide Growth Division
							(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)

Investment income
Dividends	$43,363	$15,472	$3,310	$24,333	$6,851	$4,517	$8,566	$35,295	$49,630	$103	$68,870	$626

Expenses
Mortality and expense risk fees	48,138	55,725	1,716	16,178	2,858	3,003	4,152	10,549	91,378	442	59,031	783

Net investment income (loss)	(4,775)	(40,253)	1,594	8,155	3,993	1,514	4,414	24,746	(41,748)	(339)	9,839	(157)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	147,641	203,939	58,379	20,359	22,191	84,229	180,858	21,919	797,604	7,606	278,599	2,256
Realized gain distribution	445,898	-	17,043	450,286	53,870	31,696	-	-	-	-	-	-

Realized gain (loss)	593,539	203,939	75,422	470,645	76,061	115,925	180,858	21,919	797,604	7,606	278,599	2,256

Change in net unrealized appreciation/depreciation of investments	(859,124)	540,040	(67,817)	(415,217)	(48,268)	(129,719)	(96,218)	83,794	3,516,976	10,377	402,464	5,908

Net gain (loss) on investments	(265,585)	743,979	7,605	55,428	27,793	(13,794)	84,640	105,713	4,314,580	17,983	681,063	8,164

Net increase (decrease) in net assets resulting from operations	(270,360)	703,726	9,199	63,583	31,786	(12,280)	89,054	130,459	4,272,832	17,644	690,902	8,007

Capital transactions:
Transfer of net premiums	2,142,219	1,139,877	23,529	355,744	23,746	62,020	37,028	441,372	1,890,570	11,704	1,534,526	11,824
Transfers due to death benefits	(2,827)	(1,927)	-	-	-	-	-	(121)	(283,109)	-	(7,200)	-
Transfers due to withdrawal of funds	(158,273)	(170,809)	(18,119)	(23,778)	(14,770)	-	(987,651)	(32,851)	(385,913)	(525)	(243,890)	(14)
Transfers due to policy loans, net of repayments	(127,623)	(121,688)	-	(307)	(123)	-	-	(33,493)	(260,353)	(5,832)	(221,270)	-
Transfers due to charges for administrative and insurance costs	(760,807)	(549,960)	(7,028)	(101,988)	(7,510)	(42,360)	(11,536)	(172,065)	(866,809)	(1,560)	(562,688)	(2,105)
Transfers between divisions and to/from Guaranteed Principal Account	407,729	(5,538)	(194,182)	(293,533)	37,576	(260,404)	19,860	62,435	523,713	2,532	360,294	1,300

Net increase (decrease) in net assets resulting from capital transactions	1,500,418	289,955	(195,800)	(63,862)	38,919	(240,744)	(942,299)	265,277	618,099	6,319	859,772	11,005

Total increase (decrease)	1,230,058	993,681	(186,601)	(279)	70,705	(253,024)	(853,245)	395,736	4,890,931	23,963	1,550,674	19,012

NET ASSETS, at beginning of the year	5,749,596	7,440,647	365,677	3,027,333	442,822	656,215	1,210,299	1,295,293	11,662,341	46,874	7,743,589	94,029

NET ASSETS, at end of the year	$6,979,654	$8,434,328	$179,076	$3,027,054	$513,527	$403,191	$357,054	$1,691,029	$16,553,272	$70,837	$9,294,263	$113,041

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2007

	MFS® Emerging Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division

Investment income
Dividends	$-	$1,687	$-	$14,254	$942,256	$-	$12,099	$2,402,999	$2,177,049	$16,703	$122,033	$99,932

Expenses
Mortality and expense risk fees	11,137	1,612	18,578	9,749	164,774	12,776	6,601	592,265	680,435	22,269	19,322	71,238

Net investment income (loss)	(11,137)	75	(18,578)	4,505	777,482	(12,776)	5,498	1,810,734	1,496,614	(5,566)	102,711	28,694

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	54,554	11,112	71,560	44,021	207,818	73,705	12,983	(786,906)	2,311,695	97,240	(28,426)	410,620
Realized gain distribution	-	1,711	185,229	-	-	-	89,238	14,084,349	-	-	-	-

Realized gain (loss)	54,554	12,823	256,789	44,021	207,818	73,705	102,221	13,297,443	2,311,695	97,240	(28,426)	410,620

Change in net unrealized appreciation/depreciation of investments	250,978	5,887	(192,393)	198,457	663,568	184,914	(78,131)	(10,913,152)	1,933,638	(390)	111,918	(121,044)

Net gain (loss) on investments	305,532	18,710	64,396	242,478	871,386	258,619	24,090	2,384,291	4,245,333	96,850	83,492	289,576

Net increase (decrease) in net assets resulting from operations	294,395	18,785	45,818	246,983	1,648,868	245,843	29,588	4,195,025	5,741,947	91,284	186,203	318,270

Capital transactions:
Transfer of net premiums	136,028	42,213	483,131	76,726	3,257,264	421,915	179,113	10,985,062	6,984,487	676,900	611,294	2,044,387
Transfers due to death benefits	(6,373)	-	(7,266)	-	(255,393)	(7,857)	-	(366,202)	(910,422)	(11,077)	-	(8,415)
Transfers due to withdrawal of funds	(137,408)	(1,499)	(109,192)	(36,204)	(2,534,589)	(70,992)	(6,379)	(6,595,686)	(2,110,041)	(120,321)	(62,301)	(381,699)
Transfers due to policy loans, net of repayments	(840)	(2,900)	(11,398)	(79)	(454,699)	(66,649)	(34,285)	(1,976,504)	(991,146)	(83,393)	(36,841)	(301,857)
Transfers due to charges for administrative and insurance costs	(22,824)	(18,538)	(178,528)	(18,557)	(2,258,251)	(177,891)	(74,603)	(6,666,622)	(3,468,049)	(257,960)	(222,392)	(718,089)
Transfers between divisions and to/from Guaranteed Principal Account	286,067	(10,847)	(263,295)	(67,268)	(614,248)	150,116	128,768	(762,985)	425,152	(35,891)	(507,777)	(7,535)

Net increase (decrease) in net assets resulting from capital transactions	254,650	8,429	(86,548)	(45,382)	(2,859,916)	248,642	192,614	(5,382,937)	(70,019)	168,258	(218,017)	626,792

Total increase (decrease)	549,045	27,214	(40,730)	201,601	(1,211,048)	494,485	222,202	(1,187,912)	5,671,928	259,542	(31,814)	945,062

NET ASSETS, at beginning of the year	1,550,475	183,262	2,520,413	1,945,698	30,908,000	1,458,984	711,960	114,244,273	122,252,472	2,939,820	2,759,877	9,411,071

NET ASSETS, at end of the year	$2,099,520	$210,476	$2,479,683	$2,147,299	$29,696,952	$1,953,469	$934,162	$113,056,361	$127,924,400	$3,199,362	$2,728,063	$10,356,133

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2007

	MML Managed Bond Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Balanced Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division

Investment income
Dividends	$3,373,751	$1,120,802	$363	$97,867	$10,013	$-	$82,828	$143,063	$590,207	$1,071,301	$864,339	$126,435

Expenses
Mortality and expense risk fees	315,453	155,016	10,026	90,124	57,599	23,463	24,397	414,493	84,382	504,721	78,999	107,765

Net investment income (loss)	3,058,298	965,786	(9,663)	7,743	(47,586)	(23,463)	58,431	(271,430)	505,825	566,580	785,340	18,670

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(128,114)	601	74,987	164,074	335,241	15,930	25,902	803,960	(14,982)	2,217,536	39,554	794,822
Realized gain distribution	-	-	-	1,162,529	287,795	790,336	259,038	-	-	3,894,235	-	-

Realized gain (loss)	(128,114)	601	74,987	1,326,603	623,036	806,266	284,940	803,960	(14,982)	6,111,771	39,554	794,822

Change in net unrealized appreciation/depreciation of investments	1,206,728	1,960	159,183	(1,579,334)	73,101	(1,070,380)	(246,282)	7,558,421	(56,573)	(2,220,342)	(941,605)	741,161

Net gain (loss) on investments	1,078,614	2,561	234,170	(252,731)	696,137	(264,114)	38,658	8,362,381	(71,555)	3,891,429	(902,051)	1,535,983

Net increase (decrease) in net assets resulting from operations	4,136,912	968,347	224,507	(244,988)	648,551	(287,577)	97,089	8,090,951	434,270	4,458,009	(116,711)	1,554,653

Capital transactions:
Transfer of net premiums	3,856,163	8,789,828	278,978	2,061,898	1,734,871	1,268,506	267,966	9,249,585	1,896,103	10,606,790	2,762,487	2,789,352
Transfers due to death benefits	(491,608)	(39,673)	(7,526)	(21,225)	(1,328)	(3,921)	(299)	(179,721)	(2,560)	(281,999)	(1,768)	(71,897)
Transfers due to withdrawal of funds	(1,998,186)	(2,550,854)	(124,345)	(432,736)	(226,156)	(155,705)	(152,235)	(2,132,619)	(578,740)	(3,343,529)	(529,489)	(512,115)
Transfers due to policy loans, net of repayments	(316,832)	(97,287)	(35,011)	(278,622)	(167,159)	(55,727)	(18,244)	(1,501,358)	(206,635)	(1,372,820)	(130,893)	(251,807)
Transfers due to charges for administrative and insurance costs	(1,700,971)	(2,712,009)	(106,897)	(772,812)	(581,495)	(388,257)	(75,282)	(3,940,764)	(724,761)	(4,745,548)	(743,471)	(1,005,757)
Transfers between divisions and to/from Guaranteed Principal Account	(73,939)	(2,765,828)	(10,684)	(297,068)	(524,228)	307,700	(57,145)	(197,160)	399,005	1,268,814	(37,545)	2,035,407

Net increase (decrease) in net assets resulting from capital transactions	(725,373)	624,177	(5,485)	259,435	234,505	972,596	(35,239)	1,297,963	782,412	2,131,708	1,319,321	2,983,183

Total increase (decrease)	3,411,539	1,592,524	219,022	14,447	883,056	685,019	61,850	9,388,914	1,216,682	6,589,717	1,202,610	4,537,836

NET ASSETS, at beginning of the year	63,622,950	24,585,965	1,263,519	12,549,453	7,760,573	2,662,289	3,147,406	59,766,453	11,345,570	77,421,284	11,318,681	12,380,173

NET ASSETS, at end of the year	$67,034,489	$26,178,489	$1,482,541	$12,563,900	$8,643,629	$3,347,308	$3,209,256	$69,155,367	$12,562,252	$84,011,001	$12,521,291	$16,918,009

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2007

	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer MidCap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

Investment income
Dividends	$210,450	$16,430	$-	$586,388	$490,269	$18,624	$38,358	$17,928	$158,857	$13,789	$100,233	$-	$218,749

Expenses
Mortality and expense risk fees	150,120	34,209	266,358	78,814	100,474	11,733	8,799	27,130	64,802	1,927	283,965	11,282	78,523

Net investment income (loss)	60,330	(17,779)	(266,358)	507,574	389,795	6,891	29,559	(9,202)	94,055	11,862	(183,732)	(11,282)	140,226

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	577,467	174,360	923,048	-	166,241	12,930	148,444	57,651	137,179	326	1,532,583	64,668	362,138
Realized gain distribution	-	175,212	-	239	-	-	-	-	569,238	-	4,961,515	164,084	498,939

Realized gain (loss)	577,467	349,572	923,048	239	166,241	12,930	148,444	57,651	706,417	326	6,494,098	228,752	861,077

Change in net unrealized appreciation/depreciation of investments	137,095	(435,290)	1,869,097	-	702,090	47,436	(105,246)	364,101	(634,229)	3,006	561,215	(28,429)	514,040

Net gain (loss) on investments	714,562	(85,718)	2,792,145	239	868,331	60,366	43,198	421,752	72,188	3,332	7,055,313	200,323	1,375,117

Net increase (decrease) in net assets resulting from operations	774,892	(103,497)	2,525,787	507,813	1,258,126	67,257	72,757	412,550	166,243	15,194	6,871,581	189,041	1,515,343

Capital transactions:
Transfer of net premiums	3,552,921	345,151	6,231,545	685,720	2,901,870	97,083	53,249	1,076,905	2,939,113	36,406	4,699,651	145,731	1,929,820
Transfers due to death benefits	(36,727)	(49)	(83,721)	(347)	(13,678)	(4,950)	-	(167)	(1,180)	-	(347,032)	(303)	(6,523)
Transfers due to withdrawal of funds	(892,621)	(166,093)	(2,630,373)	(467,276)	(598,419)	(81,775)	(379,127)	(63,829)	(187,184)	(26,697)	(1,524,317)	(65,912)	(222,843)
Transfers due to policy loans, net of repayments	(494,937)	(3,760)	(862,006)	(1,933)	(219,311)	(5,665)	(5,274)	(34,554)	(149,995)	-	(815,155)	(9,436)	(122,887)
Transfers due to charges for administrative and insurance costs	(1,558,690)	(59,917)	(2,729,947)	(232,299)	(1,191,945)	(40,781)	(26,893)	(388,869)	(912,008)	(7,029)	(2,455,499)	(17,603)	(773,675)
Transfers between divisions and to/from Guaranteed Principal Account	(206,170)	(799,397)	(826,856)	249,262	1,021,412	(9,399)	12,210	128,509	554,836	(14,823)	(506,200)	26,256	376,796

Net increase (decrease) in net assets resulting from capital transactions	363,776	(684,065)	(901,358)	233,127	1,899,929	(45,487)	(345,835)	717,995	2,243,582	(12,143)	(948,552)	78,733	1,180,688

Total increase (decrease)	1,138,668	(787,562)	1,624,429	740,940	3,158,055	21,770	(273,078)	1,130,545	2,409,825	3,051	5,923,029	267,774	2,696,031

NET ASSETS, at beginning of the year	20,492,507	5,396,830	43,449,488	12,158,686	13,064,971	1,541,572	1,267,312	3,169,404	7,353,035	331,447	40,950,385	1,379,218	9,687,757

NET ASSETS, at end of the year	$21,631,175	$4,609,268	$45,073,917	$12,899,626	$16,223,026	$1,563,342	$994,234	$4,299,949	$9,762,860	$334,498	$46,873,414	$1,646,992	$12,383,788

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Life Separate Account I (“Separate Account I”) is a separate investment account established on July 13, 1988, by Massachusetts Mutual Life Insurance Company (“MassMutual”) in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws.

MassMutual maintains thirteen segments within Separate Account I. The initial segment (“Variable Life Plus Segment”) is used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Plus.

On March 30, 1990, MassMutual established a second segment (“Large Case Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Large Case Variable Life Plus®.

On July 5, 1995, MassMutual established a third segment (“Strategic Variable Life Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Strategic Variable Life®.

On July 24, 1995, MassMutual established a fourth segment (“Variable Life Select Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Select.

On February 11, 1997, MassMutual established a fifth segment (“Strategic GVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s group flexible premium adjustable life insurance policy with variable rider, known as Strategic Group Variable Universal Life®.

On November 12, 1997, MassMutual established a sixth segment (“SVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium, adjustable, variable life insurance policy, known as Survivorship Variable Universal Life.

On November 12, 1997, MassMutual established a seventh segment (“VUL Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium, adjustable, variable life insurance policy, known as Variable Universal Life.

On July 13, 1998, MassMutual established an eighth segment (“Strategic Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable adjustable life insurance policy, known as Strategic Variable Life® Plus.

On November 23, 1999, MassMutual established a ninth segment (“SVUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium, adjustable, variable life insurance policy, known as Survivorship Variable Universal Life II.

On November 20, 2000, MassMutual established a tenth segment (“VUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life II. The tiering of Accumulation Unit Values is a consequence of a tiered mortality and expense risk charge for the VUL II Segment. The policy’s mortality and expense risk charge is based on the number of years the policy has been in force. During policy years 1 through 15, the policy is in Tier 1 and the current mortality and expense risk charge is 0.75% (with a maximum of 0.90%) of the policy’s average daily net assets held in Separate Account I. During policy years 16 and beyond, the policy is in Tier 2 and the current mortality and expense risk charge is 0.25% (with a maximum of 0.40%) of the policy’s average daily net assets held in Separate Account I.

On October 15, 2002, MassMutual established an eleventh segment (“VUL GuardSM Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as VUL GuardSM. The tiering of Accumulation Unit Values is a consequence of a tiered asset charge for the VUL GuardSM Segment. The asset charge is based on the policy’s total account value on its monthly charge date and the number of years the policy has been in force. The asset charge is assessed on the policy’s separate account value only. During policy years 1 through

Notes To Financial Statements (Continued)

15, (a) policies issued outside of the state of Maryland with a total account value of $0 to $49,999.99 are in Tier 1 and the current asset charge is 1.00% (with a maximum of 1.15%) of the policy’s average daily net assets held in Separate Account I, (b) policies with a total account value of $50,000.00 to $99,999.99 are in Tier 2 and the current asset charge is 0.75% (with a maximum of 0.90%) of the policy’s average daily net assets held in Separate Account I and (c) policies with a total account value of $100,000.00 or greater are in Tier 3 and the current asset charge is 0.50% (with a maximum of 0.65%) of the policy’s average daily net assets held in Separate Account I. In policy years 16 and beyond, regardless of the total account value, policies are in Tier 4 and the current (and maximum) asset charge is 0.50% of the policy’s average daily net assets held in Separate Account I. Note: policies issued in the state of Maryland, with a total account value of $0 to $49,999.99 have a current (and maximum) asset charge of 0.90% of the policy’s average daily net assets held in Separate Account I.

On March 30, 2004, MassMutual established a twelfth segment (“SVUL GuardSM Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium adjustable variable life insurance policy, known as Survivorship VUL GuardSM. The tiering of Accumulation Unit Values is a consequence of a tiered asset charge for the SVUL GuardSM Segment. The asset charge is based on the policy’s total account value on its monthly charge date and the number of years the policy has been in force. The asset charge is assessed on the policy’s separate account value only. During policy years 1 through 15, (a) policies with a total account value of $0 to $49,999.99 are in Tier 1 and the current asset charge is 0.90% of the policy’s average daily net assets held in Separate Account I, (b) policies with a total account value of $50,000.00 to $99,999.99 are in Tier 2 and the current asset charge is 0.80% of the policy’s average daily net assets held in Separate Account I, and (c) policies with a total account value of $100,000.00 or greater are in Tier 3 and the current asset charge is 0.70% of the policy’s average daily net assets held in Separate Account I. In policy years 16 and beyond, regardless of the total account value, policies are in Tier 4 and the asset charge is 0.70% of the policy’s average daily net assets held in Separate Account I. The maximum asset charge in all policy years is 0.90% of the policy’s average daily net assets held in Separate Account I.

On November 3, 2008, MassMutual established a thirteenth segment (“VUL III Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life policy, known as Variable Universal Life III. The tiering of Accumulation Unit Values is a consequence of a tiered asset charge for the VUL III Segment. The asset charge is based on the policy’s total account value on its monthly charge date and the number of years the policy has been in force. The asset charge is assessed on the policy’s separate account value only. During policy years 1 through 10, (a) policies with a total account value of $0.00 to $49,999.99 are in Tier 1 and the current asset charge is 0.70% (with a maximum of 0.90%) of the policy’s average daily net assets held in Separate Account I, (b) policies with a total account value of $50,000.00 to $99,999.99 are in Tier 2 and the current asset charge is 0.60% (with a maximum of 0.90%) of the policy’s average daily net assets held in Separate Account I, and (c) policies with a total account value of $100,000.00 or greater are in Tier 3 and the current asset charge is 0.50% (with a maximum of 0.90%) of the policy’s average daily net assets held in Separate Account I. In policy years 11 and beyond, regardless of the total account value, policies are in Tier 4 and the current asset charge is 0.15% (with a maximum of 0.40%) of the policy’s average daily net assets held in Separate Account I.

Variable Life Plus, Large Case Variable Life Plus, Strategic Variable Life, Variable Life Select, SVUL, VUL, SVUL II, VUL II, VUL GuardSM and SVUL GuardSM policies are no longer offered for sale. Policy owners may continue, however, to make premium payments under existing policies.

Separate Account I is registered as a unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of Separate Account I are clearly identified and distinguished from MassMutual’s other assets and liabilities. The portion of Separate Account I’s assets applicable to the variable life policies is not chargeable with liabilities arising out of any other business MassMutual may conduct.

2.	INVESTMENT OF SEPARATE ACCOUNT I’s ASSETS

Separate Account I consists of eighty divisions which invest in the following mutual funds of the same name:

AIM Variable Insurance Funds (“AIM V.I.”), is a diversified, open-end, management company registered under the 1940 Act with three of its Funds available to Separate Account I: AIM V.I. Financial Services Fund (Series I), AIM V.I. Global

Notes To Financial Statements (Continued)

Health Care Fund (Series I) and AIM V.I. Technology Fund (Series I). Invesco Aim Advisors, Inc. is the investment adviser to the Funds. Advisory entities affiliated with Invesco Aim Advisors, Inc. serve as investment sub-advisers to the Funds.

American Century Variable Portfolios, Inc. (“American Century VP”) is a diversified, open-end, management investment company registered under the 1940 Act with three of its Funds available to Separate Account I: American Century VP Income & Growth Fund (Class I), American Century VP International Fund (Class I), and American Century VP Value Fund (Class I). American Century Investment Management, Inc. is the investment adviser to the American Century VP Income & Growth Fund (Class I) and American Century VP Value Fund (Class I). American Century Global Investment Management, Inc. is the investment adviser to the American Century VP International Fund (Class I).

American Funds Insurance Series® (“American Funds”) is a diversified, open-end, management investment company registered under the 1940 Act with two of its Funds available to Separate Account I: American Funds® Asset Allocation Fund (Class 2) and American Funds® Growth-Income Fund (Class 2). Capital Research and Management Company is the investment adviser to the Funds.

DWS VIT Investment Funds (“DWS VIT”) is an investment company registered under the 1940 Act with one of its Funds available to Separate Account I: DWS Small Cap Index VIP (Class A). Deutsche Investment Management Americas Inc. (“DIMA”) serves as the investment adviser to the Fund. Northern Trust Investments, N.A., serves as investment sub-adviser to this Fund.

Fidelity® Variable Insurance Products Fund (“Fidelity VIP”) and Fidelity Variable Insurance Products II are open-end, management investment companies registered under the 1940 Act with two of their Portfolios available to Separate Account I: Fidelity® VIP Contrafund® Portfolio (Initial and Service Classes) and Fidelity® VIP Growth Portfolio (Service Class) (collectively the “Portfolios”). Fidelity Management & Research Company (“FMR”) is the investment adviser to the Portfolios. FMR Co., Inc. a wholly owned subsidiary of FMR, and Fidelity Research & Analysis Company (“FRAC”) (formerly known as Fidelity Management & Research (Far East) Inc.) serve as sub-advisers to these Portfolios. The following affiliates also serve as sub-advisers assisting FMR with foreign investments for the Portfolios: Fidelity Management & Research (U.K.) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Investments Japan Limited.

Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton VIP Trust”) is an open-end, management investment company registered under the 1940 Act with two of its Funds available to Separate Account I: Franklin Small Cap Value Securities Fund (Class 2) and Templeton Foreign Securities Fund (Class 2). Franklin Advisory Services, LLC is the investment manager to the Franklin Small Cap Value Securities Fund (Class 2) and Templeton Investment Counsel, LLC is the investment manager to the Templeton Foreign Securities Fund (Class 2).

Goldman Sachs Variable Insurance Trust (“Goldman Sachs VIT”) is an open-end, management investment company registered under the 1940 Act with five of its Funds available to Separate Account I: Goldman Sachs VIT Capital Growth Fund (Institutional), Goldman Sachs VIT Growth and Income Fund (Institutional), Goldman Sachs VIT Mid Cap Value Fund (Institutional), Goldman Sachs VIT Strategic International Equity Fund (Institutional) (prior to April 30, 2007, this Fund was called Goldman Sachs VIT International Equity Fund), and Goldman Sachs VIT Structured U.S. Equity Fund (Institutional). Goldman Sachs Asset Management, L.P., a separate business unit of the Investment Management Division of Goldman Sachs & Co., serves as investment adviser to the Funds.

ING Variable Products Trust (“ING”) is an open-end, investment company registered under the 1940 Act with one of its Portfolios available to Separate Account I: ING Global Real Estate Portfolio (Class S). ING Investments, LLC is the investment adviser to this Portfolio. ING Clarion Real Estate Securities L.P. has been engaged by ING Investments LLC to serve as sub-adviser to this Portfolio.

Janus Aspen Series (“Janus Aspen”) is an open-end, management investment company registered under the 1940 Act with three of its Portfolios available to Separate Account I: Janus Aspen Balanced Portfolio (Institutional and Service), Janus Aspen Forty Portfolio (Institutional and Service), and Janus Aspen Worldwide Growth Portfolio (Institutional and Service). Janus Capital Management LLC is the investment adviser to these Portfolios.

MFS® Variable Insurance TrustSM (“MFS Trust”) is an open-end, investment management company registered under the 1940 Act with four of its separate Series of shares available to Separate Account I: MFS® Growth Series (Initial Class)

Notes To Financial Statements (Continued)

(prior to May 1, 2008, this Fund was called MFS® Emerging Growth Series), MFS® Investors Trust Series (Initial Class), MFS® New Discovery Series (Initial Class) and MFS® Research Series (Initial Class). Massachusetts Financial Services Company serves as investment adviser to these Series.

MML Series Investment Fund (“MML Trust”) is an open-end, investment company registered under the 1940 Act with twenty-three of its separate Series (“MML Trust Funds”) available to Separate Account I: MML Aggressive Allocation Fund (Initial Class), MML Asset Allocation Fund (Initial Class), MML Balanced Allocation Fund (Initial Class), MML Blue Chip Growth Fund (Initial Class), MML Concentrated Growth Fund (Class II), MML Conservative Allocation Fund (Initial Class), MML Emerging Growth Fund (Initial Class), MML Equity Income Fund (Initial Class), MML Equity Index Fund (Class II), MML Foreign Fund (Initial Class), MML Global Fund (Class II), MML Growth & Income Fund (Initial Class), MML Growth Allocation Fund (Initial Class), MML Growth Equity Fund (Initial Class), MML Income & Growth Fund (Initial Class), MML Large Cap Value Fund (Initial Class), MML Mid Cap Growth Fund (Initial Class), MML Mid Cap Value Fund (Initial Class), MML Moderate Allocation Fund (Initial Class) (this Fund did not have any investment or unit activity in 2008), MML NASDAQ-100® Fund1 (Initial Class) (prior to November 30, 2007, this Fund was called MML OTC 100 Fund), MML Small Cap Growth Equity Fund (Initial Class), MML Small Cap Index Fund (Initial Class), MML Small/Mid Cap Value Fund (Initial Class). MassMutual serves as investment adviser to each of these MML Trust Funds pursuant to an investment management agreement. MassMutual has entered into a sub-advisory agreement with Capital Guardian Trust Company (“Capital Guardian”) whereby Capital Guardian manages the investments of the MML Asset Allocation Fund (Initial Class) and MML Growth & Income Fund (Initial Class). MassMutual has entered into a sub-advisory agreement with T. Rowe Price Associates, Inc. to serve as the investment sub-adviser to the MML Blue Chip Growth Fund (Initial Class), MML Equity Income Fund (prior to September 10, 2008, American Century Investment Management, Inc. was the Fund’s investment sub-adviser), MML Growth Equity Fund (Initial Class) (prior to November 28, 2007, Grantham, Mayo, Van Otterloo & Co. LLC was the Funds’ investment sub-adviser) and MML Mid Cap Growth Fund (Initial Class). MassMutual has entered into a sub-advisory agreement with Legg Mason Capital Management, Inc. (“Legg Mason”) whereby Legg Mason manages the investments of the MML Concentrated Growth Fund (Class II). MassMutual has entered into sub-advisory agreements with Essex Investment Management Company, LLC and Insight Capital Research & Management, Inc. pursuant to which each serves as investment sub-adviser to a portion of the MML Emerging Growth Fund (Initial Class) (prior to September 10, 2008, Delaware Management Company and Insight were the Fund’s investment sub-advisers). MassMutual has entered into a sub-advisory agreement with American Century Investment Management, Inc. to serve as the investment sub-adviser to the MML Income & Growth Fund (Initial Class) and the MML Mid Cap Value Fund (Initial Class). MassMutual has entered into a sub-advisory agreement with Northern Trust Investments, N.A. (“Northern Trust”) whereby Northern Trust manages the investments of the MML Equity Index Fund (Class II), MML NASDAQ-100® Fund (Initial Class) and MML Small Cap Index Fund (Initial Class). MassMutual has entered into a sub-advisory agreement with Templeton Investment Counsel, LLC to serve as the investment sub-adviser to the MML Foreign Fund (Initial Class). MassMutual has entered into a sub-advisory agreement with Neuberger Berman Management, Inc. to serve as the investment sub-adviser to the MML Global Fund (Class II). MassMutual has entered into a sub-advisory agreement with Davis Selected Advisers, L.P. to serve as the investment sub-adviser to the MML Large Cap Value Fund (Initial Class). MassMutual has entered into sub-advisory agreements with Wellington Management Company, LLP and Waddell & Reed Investment Management Company pursuant to which each serves as investment sub-adviser to a portion of the MML Small Cap Growth Equity Fund (Initial Class). MassMutual has entered into a sub-advisory agreement with AllianceBernstein L.P. to serve as the investment sub-adviser to the MML Small/Mid Cap Value Fund (Initial Class) (prior to May 1, 2008, Goldman Sachs Asset Management L.P. served as investment sub-adviser to a portion of the Fund).

MML Series Investment Fund II (“MML II Trust”) is an open-end, investment company registered under the 1940 Act with eight of its separate Series (“MML II Trust Funds”) available to Separate Account I: MML Blend Fund (Initial Class), MML Enhanced Index Core Equity Fund (Initial Class), MML Equity Fund (Initial Class), MML Inflation-Protected and Income Fund (Initial Class) (prior to May 1, 2008, this Fund was called MML Inflation-Protected Bond Fund), MML Managed Bond Fund (Initial Class), MML Money Market Fund (Initial Class), MML Small Cap Equity Fund (Initial Class), and MML Small Company Opportunities Fund (Initial Class). MassMutual serves as investment adviser to each of these MML II Trust Funds pursuant to an investment management agreement. MassMutual has entered into sub-advisory agreements with Babson Capital Management LLC (“Babson Capital”), a wholly owned subsidiary of MassMutual, pursuant to which Babson Capital serves as the investment sub-adviser to the MML Blend Fund (Initial Class), MML Enhanced Index Core Equity Fund (Initial Class), MML Inflation-Protected and Income Fund (Initial Class), MML

[1]

NASDAQ®, NASDAQ-100® and NASDAQ-100 Index® are trademarks of The NASDAQ Stock Market, Inc. (together with its affiliates, “NASDAQ”) and are licensed for use by the Fund. The Fund/Division has not been passed on by NASDAQ as to its legality or suitability. The Fund/Division is not issued, endorsed, sold or promoted by NASDAQ. NASDAQ makes no warranties and bears no liability with respect to The Fund/Division.

Notes To Financial Statements (Continued)

Managed Bond Fund (Initial Class), and MML Money Market Fund (Initial Class). MassMutual has entered into sub-advisory agreements with AllianceBernstein L.P. (“AllianceBernstein”) and OppenheimerFunds, Inc. (“OFI”), a wholly owned subsidiary of MassMutual, whereby AllianceBernstein and OFI each serve as investment sub-adviser to the MML Equity Fund (Initial Class). MassMutual has entered into a sub-advisory agreement with OFI to serve as investment sub-adviser to the MML Small Cap Equity Fund (Initial Class) and MML Small Company Opportunities Fund (Initial Class).

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end, management investment company registered under the 1940 Act with ten of its Funds available to Separate Account I: Oppenheimer Balanced Fund/VA (Non-Service), Oppenheimer Capital Appreciation Fund/VA (Non-Service), Oppenheimer Core Bond Fund/VA (Non-Service), Oppenheimer Global Securities Fund/VA (Non-Service), Oppenheimer High Income Fund/VA (Non-Service), Oppenheimer Main Street Fund®/VA (Non-Service), Oppenheimer Main Street Small Cap Fund®/VA (Non-Service), Oppenheimer MidCap Fund/VA (Non-Service), Oppenheimer Money Fund/VA (Non-Service) and Oppenheimer Strategic Bond Fund/VA (Non-Service). OppenheimerFunds, Inc., a wholly owned subsidiary of MassMutual, serves as investment adviser to these Oppenheimer Funds.

Panorama Series Fund, Inc. (“Panorama Fund”) is an open-end, management investment company registered under the 1940 Act with three of its Funds/Portfolios available to Separate Account I: Oppenheimer International Growth Fund/VA (Non-Service), Panorama Growth Portfolio (Non-Service) and Panorama Total Return Portfolio (Non-Service). OppenheimerFunds, Inc., a wholly owned subsidiary of MassMutual, serves as investment adviser to these Fund/Portfolios.

PIMCO Variable Insurance Trust (“PIMCO”) is an open-end investment company registered under the 1940 Act with one of its Portfolios available to Separate Account I: PIMCO VIT CommodityRealReturn™ Strategy Portfolio (Advisor Class). Pacific Investment Management Company LLC is the investment adviser to this Portfolio.

T. Rowe Price Equity Series, Inc. is a diversified, open-end, investment company registered under the 1940 Act with four of its Portfolios available to Separate Account I: T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Mid-Cap Growth Portfolio, and T. Rowe Price New America Growth Portfolio. The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment choice for contracts issued on May 1, 2004 or later. T. Rowe Price Associates, Inc. is the investment adviser to these Portfolios.

T. Rowe Price Fixed Income Series, Inc. is a diversified, open-end, investment company registered under the 1940 Act with one of its Portfolios available to Separate Account I: T. Rowe Price Limited-Term Bond Portfolio. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio.

In addition to the eighty divisions, policy owners may also allocate funds to the Guaranteed Principal Account (“GPA”)/Fixed Account, which is part of MassMutual’s general investment account. The general investment account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by Separate Account I in preparation of the financial statements in conformity with U.S. generally accepted accounting principles (hereinafter referred to as “generally accepted accounting principles”).

A.	Investment Valuation

Investments in the investment divisions are valued at the closing net asset value of each of the respective underlying Funds/Portfolios, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date, and are reinvested in the underlying investment divisions.

Notes To Financial Statements (Continued)

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Separate Account I is part of MassMutual’s total operations and is not taxed separately. Separate Account I is not taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies, which depend on Separate Account I’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Separate Account I.

D.	Policy Charges

See Note 8B for charges associated with the policies.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Policy Loans

When a policy loan is made, Separate Account I transfers the amount of the loan to MassMutual, thereby decreasing both the investments and the net assets of Separate Account I by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 4 to 6% per year or (in all qualifying jurisdictions) an adjustable loan rate, where applicable. The adjustable loan rate is determined each year for the following policy year.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest rate generally equal to 2 to 4% of the loan or the policy loan rate less the loan interest rate expense charge. This amount does not participate in Separate Account I’s investment performance.

4.	FAIR VALUE OF FINANCIAL STATEMENTS

SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, Separate Account I, generally, uses market approach as the valuation technique due to the nature of the mutual fund investments offered in Separate Account I. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The net assets of Separate Account I are measured at fair value on a recurring basis. All the net assets are categorized as Level 1 as of December 31, 2008.

Separate Account I does not have any assets or liabilities reported at fair value on a non-recurring basis required to be disclosed under SFAS 157.

Notes To Financial Statements (Continued)

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

Pursuant to separate underwriting agreements with MassMutual and Separate Account I, MML Investors Services, Inc. (“MMLISI”) serves as principal underwriter of the policies sold by its registered representatives and MML Distributors, LLC (“MML Distributors”) serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered in distribution agreements with MML Distributors.

Both MMLISI and MML Distributors are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority. Commissions for sales of policies by MMLISI registered representatives are paid on behalf of MMLISI to its registered representatives. Commissions for sales of policies by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLISI and MML Distributors also receive compensation for their actions as principal underwriters of the policies.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense fees are charges paid between the General Account and Separate Account I.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008 were as follows:

	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century® VP Income & Growth Division	American Century® VP International Division	American Century® VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division

										(Initial)	(Service)
Cost of purchases	$336,949	$697,833	$410,230	$6,534,423	$174,521	$3,718,181	$2,550,691	$4,800,651	$1,487,140	$7,447,632	$1,407,562	$9,531
Proceeds from sales	(132,514)	(200,554)	(227,604)	(4,193,487)	(1,725,007)	(2,309,290)	(1,042,355)	(1,577,317)	(577,014)	(3,514,337)	(2,095,109)	(87,982)

	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Capital Growth Division	Goldman Sachs VIT Growth and Income Division	Goldman Sachs VIT Mid Cap Value Division	Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Structured U.S. Equity Division	ING Global Real Estate Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division
								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)
Cost of purchases	$2,283,224	$1,745,724	$19,283	$543,476	$53,106	$61,670	$157	$60,397	$1,284,458	$1,686,354	$139,057	$1,302,755
Proceeds from sales	(912,388)	(3,038,580)	(71,744)	(1,123,155)	(40,563)	(109,054)	(61)	(30,285)	(578,856)	(1,866,415)	(89,370)	(1,344,776)

	Janus Aspen Worldwide Growth Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Asset Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Concentrated Growth Division	MML Conservative Allocation Division
	(Service)
Cost of purchases	$50,989	$205,964	$148,222	$922,423	$148,158	$387	$293	$3	$2,934,239	$444	$453	$2
Proceeds from sales	(40,817)	(246,083)	(30,585)	(271,168)	(214,485)	(2)	(87)	-	(3,470,033)	-	(15)	-

	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Growth Equity Division	MML Income & Growth Division	MML Inflation- Protected and Income Division
Cost of purchases	$483,822	$271,902	$5,097,680	$1,317	$7,072,840	$267	$5	$469	$207	$578,232	$9	$2,542,665
Proceeds from sales	(334,223)	(148,404)	(11,949,400)	(161)	(19,259,253)	(89)	(3)	(122)	-	(507,916)	(5)	(1,212,203)

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	MML Large Cap Value Division	MML Managed Bond Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Cap Index Division	MML Small Company Opportunities Division	MML Small/Mid-Cap Value Division

Cost of purchases	$1,217,366	$7,264,398	$480	$18	$43,125,911	$338,175	$1,276,756	$1,320,953	$974	$852,597	$40
Proceeds from sales	(1,620,432)	(14,207,135)	(20)	-	(18,977,439)	(304,141)	(1,081,539)	(1,681,376)	(114)	(532,500)	(1)

	Oppenheimer Balanced Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street® Small Cap Division	Oppenheimer MidCap Division	Oppenheimer Money Division
Cost of purchases	$689,044	$6,019,028	$2,324,677	$12,079,216	$2,641,877	$5,026,008	$4,138,767	$794,818	$3,418,129	$4,440,328
Proceeds from sales	(571,634)	(6,942,814)	(1,403,711)	(7,966,816)	(3,093,795)	(2,682,469)	(2,633,821)	(903,094)	(5,131,032)	(3,589,037)

	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	PIMCO Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division
Cost of purchases	$7,024,625	$239,227	$61,977	$17	$1,311,415	$2,786,432	$445,209	$5,439,543	$353,045	$2,966,484
Proceeds from sales	(4,127,856)	(631,932)	(110,157)	(9)	(666,211)	(762,810)	(130,205)	(4,503,787)	(245,471)	(1,081,227)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2008 were as follows:

December 31, 2008	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century® VP Income & Growth Division	American Century® VP International Division	American Century® VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division
										(Initial)	(Service)

Units purchased	225,867	255,505	730,756	3,631,969	2,088	1,734,041	1,857,798	3,612,481	816,890	5,789,655	530,217	8,496
Units withdrawn	(120,594)	(165,415)	(471,118)	(3,787,782)	(1,695,930)	(1,556,908)	(1,132,490)	(2,098,764)	(540,614)	(4,324,823)	(1,293,131)	(111,100)
Units transferred between divisions and transferred to/from GPA	55,922	39,182	96,192	(458,429)	-	(135,316)	(107,463)	(258,329)	(62,409)	308,116	89,417	-

Net increase (decrease)	161,195	129,272	355,830	(614,242)	(1,693,842)	41,817	617,845	1,255,388	213,867	1,772,948	(673,497)	(102,604)

December 31, 2008 (Continued)	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Capital Growth Division	Goldman Sachs VIT Growth and Income Division	Goldman Sachs VIT Mid Cap Value Division	Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Structured U.S. Equity Division	ING Global Real Estate Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division
								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)
Units purchased	1,231,419	949,175	13,916	113,089	17,551	55,551	197	23,754	367,391	1,614,637	20,818	1,737,931
Units withdrawn	(690,957)	(839,127)	(50,767)	(406,283)	(29,096)	(95,397)	(80)	(9,488)	(196,201)	(1,431,552)	(2,492)	(1,272,816)
Units transferred between divisions and transferred to/from GPA	(50,199)	(1,233,500)	-	107,983	-	-	-	(13,772)	173,846	(425,297)	14,403	(723,661)

Net increase (decrease)	490,263	(1,123,452)	(36,851)	(185,211)	(11,545)	(39,846)	117	494	345,036	(242,212)	32,729	(258,546)

December 31, 2008 (Continued)	Janus Aspen Worldwide Growth Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Asset Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Concentrated Growth Division	MML Conservative Allocation Division
	(Service)
Units purchased	11,978	173,961	55,913	391,865	134,150	425	281	-	2,098,732	474	526	-
Units withdrawn	(3,803)	(201,212)	(21,119)	(210,778)	(211,460)	(2)	(91)	-	(2,247,169)	-	(21)	-
Units transferred between divisions and transferred to/from GPA	806	(51,343)	35,325	8,001	(19,703)	-	36	3	(438,583)	3	3	2

Net increase (decrease)	8,981	(78,594)	70,119	189,088	(97,013)	423	226	3	(587,020)	477	508	2

December 31, 2008 (Continued)	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Growth Equity Division	MML Income & Growth Division	MML Inflation- Protected and Income Division
Units purchased	581,911	138,656	6,539,719	1,402	6,242,740	292	9	465	15	1,047,724	12	629,615
Units withdrawn	(352,286)	(82,218)	(8,047,943)	(176)	(5,231,186)	(99)	(6)	(137)	-	(812,801)	(8)	(428,318)
Units transferred between divisions and transferred to/from GPA	(50,585)	13,946	(1,203,040)	64	(5,978,877)	3	-	68	204	(108,387)	-	720,659

Net increase (decrease)	179,040	70,384	(2,711,264)	1,290	(4,967,323)	196	3	396	219	126,536	4	921,956

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

December 31, 2008 (Continued)	MML Large Cap Value Division	MML Managed Bond Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Cap Index Division	MML Small Company Opportunities Division	MML Small/Mid-Cap Value Division	Oppenheimer Balanced Division

Units purchased	1,733,657	2,536,648	534	13	7,582,039	316,736	1,601,076	1,499,157	1,172	671,742	39	207,378
Units withdrawn	(1,882,239)	(2,427,390)	(25)	(6)	(6,647,228)	(254,709)	(1,174,647)	(1,839,323)	(157)	(375,499)	(10)	(322,985)
Units transferred between divisions and transferred to/from GPA	(98,320)	(2,362,913)	-	12	12,212,610	5,115	(179,631)	(63,879)	11	(84,001)	14	(529)

Net increase (decrease)	(246,902)	(2,253,655)	509	19	13,147,421	67,142	246,798	(404,045)	1,026	212,242	43	(116,136)

December 31, 2008 (Continued)	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer MidCap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division
Units purchased	8,543,068	1,880,832	6,379,610	1,830,545	3,065,156	3,357,182	205,643	5,346,277	829,845	2,069,837	322,728	51,637
Units withdrawn	(7,788,252)	(1,373,489)	(5,681,759)	(1,096,024)	(1,666,933)	(2,593,976)	(273,926)	(5,633,229)	(1,270,851)	(1,650,321)	(716,544)	(107,872)
Units transferred between divisions and transferred to/from GPA	(588,245)	(39,816)	(488,406)	(761,693)	287,125	(576,118)	(82,613)	(416,082)	803,517	602,650	(160,005)	(6,091)

Net increase (decrease)	166,571	467,527	209,445	(27,172)	1,685,348	187,088	(150,896)	(703,034)	362,511	1,022,166	(553,821)	(62,326)

December 31, 2008 (Continued)	PIMCO Commodity Real Return Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division
Units purchased	20	777,260	1,825,177	11,477	2,849,561	273,644	1,433,660
Units withdrawn	(11)	(455,210)	(917,912)	(42,354)	(3,046,857)	(287,697)	(1,056,829)
Units transferred between divisions and transferred to/from GPA	-	169,152	187,648	243,442	(282,596)	26,358	51,636

Net increase (decrease)	9	491,202	1,094,913	212,565	(479,892)	12,305	428,467

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

December 31, 2007	AIM V.I. Financial Services Division	AIM V.I. Global Health Care Division	AIM V.I. Technology Division	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	DWS Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division

										(Initial)	(Service)
Units purchased	125,008	265,381	589,314	3,187,524	346,096	1,568,712	1,878,455	3,297,775	711,601	4,801,382	634,888	39,880
Units withdrawn	(50,138)	(115,760)	(347,311)	(2,170,257)	(40,114)	(1,205,444)	(920,332)	(1,632,044)	(408,612)	(3,440,540)	(468,837)	(25,554)
Units transferred between divisions and to/from GPA	5,966	(25,134)	(5,715)	(99,573)	18,421	(38)	514,361	423,092	1,248	650,191	284,184	(64,938)

Net increase (decrease)	80,836	124,487	236,288	917,694	324,403	363,230	1,472,484	2,088,823	304,237	2,011,033	450,235	(50,612)

December 31, 2007 (Continued)	Franklin Small Cap Value Securities Division	Goldman Sachs VIT Capital Growth Division	Goldman Sachs VIT Growth and Income Division	Goldman Sachs VIT Mid Cap Value Division	Goldman Sachs VIT Strategic International Equity Division	Goldman Sachs VIT Structured U.S. Equity Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Worldwide Growth Division	Janus Aspen Worldwide Growth Division
							(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Units purchased	1,042,557	1,143,568	15,661	118,863	19,434	49,231	130,861	305,867	1,530,428	7,343	1,588,870	7,946
Units withdrawn	(496,584)	(842,199)	(16,170)	(45,083)	(18,721)	(33,735)	(884,575)	(163,691)	(1,378,902)	(4,993)	(1,058,531)	(1,403)
Units transferred between divisions and to/from GPA	169,684	(22,970)	(121,792)	(97,700)	23,986	(185,018)	16,674	38,195	356,270	1,300	452,210	957

Net increase (decrease)	715,657	278,399	(122,301)	(24,120)	24,699	(169,522)	(737,040)	180,371	507,796	3,650	982,549	7,500

December 31, 2007 (Continued)	MFS® Emerging Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected and Income Division	MML Large Cap Value Division
Units purchased	184,026	25,392	317,662	83,629	1,970,512	409,171	108,849	5,984,749	5,779,312	869,554	528,153	1,495,112
Units withdrawn	(208,164)	(13,844)	(208,865)	(62,821)	(2,469,319)	(308,833)	(69,844)	(7,005,855)	(5,250,499)	(605,688)	(273,408)	(1,014,177)
Units transferred between divisions and to/from GPA	190,404	(5,542)	(129,495)	(56,578)	(507,293)	122,754	79,775	(411,804)	(14,903)	(37,219)	(428,287)	(26,160)

Net increase (decrease)	166,266	6,006	(20,698)	(35,770)	(1,006,100)	223,092	118,780	(1,432,910)	513,910	226,647	(173,542)	454,775

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

December 31, 2007 (Continued)	MML Managed Bond Division	MML Money Market Division	MML NASDAQ-100® Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Balanced Division	Oppenheimer Capital Appreciation Division	Oppenheimer Core Bond Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division

Units purchased	2,768,939	8,658,989	293,844	1,349,165	1,295,758	642,690	211,711	7,539,771	1,496,363	5,704,234	2,029,839	1,777,948
Units withdrawn	(2,738,426)	(4,558,841)	(280,657)	(978,723)	(700,390)	(296,760)	(197,982)	(5,958,338)	(1,166,849)	(4,518,596)	(996,452)	(1,168,092)
Units transferred between divisions and to/from GPA	(80,894)	(3,703,383)	(28,649)	(191,053)	(507,373)	131,783	(35,107)	(324,843)	259,831	389,823	(47,353)	1,204,378

Net increase (decrease)	(50,181)	396,765	(15,462)	179,389	87,995	477,713	(21,378)	1,256,590	589,345	1,575,461	986,034	1,814,234

December 31, 2007 (Continued)	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer MidCap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

Units purchased	2,986,559	176,831	4,770,472	1,045,804	1,878,280	126,229	138,685	687,848	1,703,375	26,606	2,722,914	180,042	1,264,061
Units withdrawn	(2,472,299)	(127,709)	(4,083,723)	(1,059,592)	(1,262,169)	(156,212)	(413,152)	(306,339)	(708,477)	(24,934)	(2,844,036)	(126,763)	(721,516)
Units transferred between divisions and to/from GPA	(183,909)	(349,264)	(620,960)	167,810	594,146	(8,303)	14,065	74,587	283,776	(10,948)	(312,203)	29,354	214,239

Net increase (decrease)	330,351	(300,142)	65,789	154,022	1,210,257	(38,286)	(260,402)	456,096	1,278,674	(9,276)	(433,325)	82,633	756,784

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years ended December 31, 2008 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
AIM V.I. Financial Services Division
2008	598,282	$0.42 to $0.51	$298,085	2.99%	0.25% to 1.00%	(59.85)% to (59.54)%
2007	437,087	1.05 to 1.27	540,314	1.90	0.25 to 1.00	(22.99) to (22.41)
2006	356,251	1.36 to 1.64	570,219	1.89	0.25 to 1.00	15.29 to 16.15
2005	257,079	1.18 to 1.41	356,527	1.62	0.25 to 1.00	4.86 to 5.64
2004	187,809	1.13 to 1.33	247,855	2.14	0.25 to 1.00	7.59 to 8.40

AIM V.I. Global Health Care Division
2008	1,143,226	1.02 to 1.15	1,278,853	-	0.25 to 1.00	(29.33) to (28.80)
2007	1,013,954	1.45 to 1.62	1,601,399	-	0.25 to 1.00	10.74 to 11.57
2006	889,467	1.31 to 1.45	1,265,363	-	0.25 to 1.00	4.19 to 4.97
2005	618,846	1.25 to 1.38	842,578	-	0.25 to 1.00	7.08 to 7.88
2004	420,967	1.17 to 1.28	534,188	-	0.25 to 1.00	6.50 to 7.30

AIM V.I. Technology Division
2008	3,194,722	0.43 to 0.67	1,201,402	-	0.25 to 1.00	(45.06) to (44.64)
2007	2,838,892	0.77 to 1.22	1,938,210	-	0.25 to 1.00	6.63 to 7.43
2006	2,602,604	0.72 to 1.15	1,663,639	-	0.25 to 1.00	9.38 to 10.21
2005	2,402,426	0.65 to 1.05	1,385,141	-	0.25 to 1.00	1.16 to 1.92
2004	1,955,588	0.64 to 1.04	1,108,275	-	0.25 to 1.00	3.59 to 4.37

American Century VP Income & Growth Division
2008	19,994,297	0.76 to 0.92	16,545,940	2.06	0.25 to 1.00	(35.24) to (34.75)
2007	20,608,539	1.17 to 1.42	26,101,947	1.78	0.25 to 1.00	(1.07) to (0.32)
2006	19,690,845	1.17 to 1.44	25,141,137	1.74	0.25 to 1.00	15.93 to 16.80
2005	18,318,707	1.00 to 1.24	20,136,781	1.92	0.25 to 1.00	3.59 to 4.37
2004	16,298,991	0.96 to 1.20	17,299,546	1.34	0.25 to 1.00	11.87 to 12.71

American Century VP International Division
2008	175,791	0.61	107,908	1.32	0.60	(45.15)
2007	1,869,633	1.12	2,092,483	0.59	0.60	17.35
2006	1,545,230	0.95	1,473,764	1.33	0.60	24.28
2005	1,155,022	0.77	886,390	0.86	0.60	12.58
2004	165,085	0.68	112,535	0.51	0.60	14.24

American Century VP Value Division
2008	6,691,707	1.02 to 1.22	7,886,604	2.44	0.25 to 1.00	(27.51) to (26.96)
2007	6,649,890	1.40 to 1.68	10,894,740	1.55	0.25 to 1.00	(6.09) to (5.38)
2006	6,286,660	1.49 to 1.77	10,921,207	1.21	0.25 to 1.00	17.48 to 18.36
2005	5,171,296	1.27 to 1.50	7,590,318	0.75	0.25 to 1.00	3.99 to 4.77
2004	2,325,864	1.22 to 1.43	3,242,816	0.80	0.25 to 1.00	13.20 to 14.05

American Funds® Asset Allocation Division
2008	7,931,653	1.02 to 1.17	9,028,404	2.69	0.25 to 1.00	(30.21) to (29.69)
2007	7,313,808	1.46 to 1.67	11,907,888	2.35	0.25 to 1.00	5.49 to 6.29
2006	5,841,324	1.39 to 1.57	8,992,331	2.57	0.25 to 1.00	13.52 to 14.37
2005	4,217,625	1.22 to 1.37	5,704,429	2.54	0.25 to 1.00	8.06 to 8.87
2004	2,718,439	1.13 to 1.26	3,395,321	2.98	0.25 to 1.00	7.26 to 8.07

American Funds® Growth-Income Division
2008	12,531,936	0.89 to 1.10	13,228,948	1.81	0.25 to 1.00	(38.47) to (38.00)
2007	11,276,548	1.44 to 1.77	19,322,765	1.63	0.25 to 1.00	3.99 to 4.78
2006	9,187,725	1.39 to 1.69	15,067,960	1.74	0.25 to 1.00	14.06 to 14.92
2005	6,908,068	1.22 to 1.47	9,897,645	1.56	0.25 to 1.00	4.78 to 5.57
2004	4,228,401	1.16 to 1.39	5,780,509	1.23	0.25 to 1.00	9.28 to 10.10

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
DWS Small Cap Index Division
2008	4,427,625	$0.93 to $1.05	$4,533,438	1.59%	0.25% to 1.00%	(34.78)% to (34.29)%
2007	4,213,758	1.42 to 1.60	6,595,945	0.85	0.25 to 1.00	(2.88) to (2.14)
2006	3,909,521	1.46 to 1.63	6,281,962	0.63	0.25 to 1.00	16.33 to 17.20
2005	3,728,581	1.26 to 1.35	5,138,270	0.61	0.25 to 1.00	3.23 to 4.00
2004	3,249,324	1.22 to 1.29	4,323,531	0.41	0.25 to 1.00	16.59 to 17.46

Fidelity® VIP Contrafund® Division (Initial)
2008	28,299,690	0.95 to 1.02	30,563,882	1.06	0.25 to 1.00	(43.09) to (42.66)
2007	26,526,742	1.79 to 2.29	50,243,618	1.00	0.25 to 1.00	16.42 to 17.30
2006	24,515,709	1.54 to 1.95	39,794,599	1.33	0.25 to 1.00	10.61 to 11.44
2005	21,511,422	1.27 to 1.39	31,545,007	0.27	0.25 to 1.00	15.78 to 16.65
2004	18,290,136	1.09 to 1.20	23,153,203	0.31	0.25 to 1.00	14.33 to 15.19

Fidelity® VIP Contrafund® Division (Service)
2008	3,763,630	1.02 to 1.07	3,874,964	0.81	0.60 to 0.75	(43.04) to (42.96)
2007	4,437,127	1.80 to 1.87	8,066,921	0.88	0.60 to 0.75	16.63 to 16.80
2006	3,986,892	1.54 to 1.60	6,205,658	1.12	0.60 to 0.75	10.76 to 10.92
2005	3,696,254	1.39 to 1.44	5,187,310	0.18	0.60 to 0.75	15.98 to 16.15
2004	2,846,876	1.20 to 1.24	3,437,237	0.22	0.60 to 0.75	14.48 to 14.65

Fidelity® VIP Growth Division
2008	113,162	0.45	51,401	0.57	0.60	(47.55)
2007	215,766	0.87	186,858	0.58	0.60	26.11
2006	266,378	0.69	182,932	0.26	0.60	6.10
2005	242,446	0.65	156,931	0.36	0.60	5.04
2004	225,961	0.62	139,240	0.16	0.60	2.65

Franklin Small Cap Value Securities Division
2008	4,040,807	1.05 to 1.35	5,281,790	1.14	0.25 to 1.00	(33.68) to (33.18)
2007	3,550,544	1.59 to 2.03	6,979,654	0.64	0.25 to 1.00	(3.36) to (2.62)
2006	2,834,886	1.64 to 2.08	5,749,596	0.63	0.25 to 1.00	15.82 to 16.69
2005	1,933,096	1.42 to 1.78	3,371,810	0.75	0.25 to 1.00	7.69 to 8.50
2004	827,903	1.32 to 1.64	1,334,961	0.16	0.25 to 1.00	22.52 to 23.44

Goldman Sachs VIT Capital Growth Division
2008	6,890,212	0.56 to 0.78	4,180,723	0.12	0.25 to 1.00	(42.34) to (41.90)
2007	8,013,664	0.96 to 1.35	8,434,328	0.19	0.25 to 1.00	9.03 to 9.86
2006	7,735,265	0.88 to 1.24	7,440,647	0.15	0.25 to 1.00	7.48 to 8.29
2005	5,486,012	0.81 to 1.16	4,878,924	0.16	0.25 to 1.00	1.92 to 2.69
2004	4,822,200	0.79 to 1.13	4,178,485	0.76	0.25 to 1.00	8.00 to 8.82

Goldman Sachs VIT Growth and Income Division
2008	83,301	0.94 to 1.00	79,807	2.05	0.30 to 0.60	(34.91) to (34.72)
2007	120,152	1.45 to 1.53	179,076	0.70	0.30 to 0.60	0.88 to 1.19
2006	242,453	1.44 to 1.52	365,677	1.76	0.30 to 0.60	21.90 to 22.26
2005	250,634	1.18 to 1.24	308,365	1.00	0.30 to 0.60	3.31 to 3.62
2004	336,590	1.14 to 1.20	400,922	4.90	0.30 to 0.60	18.09 to 18.44

Goldman Sachs VIT Mid Cap Value Division
2008	828,895	1.85 to 1.92	1,560,240	1.03	0.30 to 0.60	(37.43) to (37.24)
2007	1,014,106	2.96 to 3.06	3,027,054	0.76	0.30 to 0.60	2.58 to 2.89
2006	1,038,226	2.88 to 2.98	3,027,333	1.12	0.30 to 0.60	15.47 to 15.82
2005	949,888	2.49 to 2.57	2,397,694	0.68	0.30 to 0.60	12.15 to 12.49
2004	619,822	2.22 to 2.29	1,400,249	0.80	0.30 to 0.60	25.13 to 25.51

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Goldman Sachs VIT Strategic International Equity Division
2008	316,463	$0.84	$266,152	3.04%	0.60%	(46.28)%
2007	328,008	1.57	513,527	1.45	0.60	7.23
2006	303,309	1.46	442,822	1.77	0.60	21.37
2005	285,942	1.20	343,948	0.12	0.60	13.03
2004	2,766,224	1.06	2,943,923	1.18	0.60	12.80

Goldman Sachs VIT Structured U.S. Equity Division
2008	287,264	0.75 to 0.88	217,801	1.77	0.30 to 0.60	(37.38) to (37.19)
2007	327,110	1.21 to 1.40	403,191	0.69	0.30 to 0.60	(2.22) to (1.92)
2006	496,632	1.23 to 1.43	656,215	1.09	0.30 to 0.60	12.22 to 12.55
2005	663,869	1.10 to 1.27	772,544	0.81	0.30 to 0.60	5.88 to 6.19
2004	699,245	1.04 to 1.19	775,478	1.18	0.30 to 0.60	14.25 to 14.60

ING Global Real Estate Division
2008[5]	117	0.94	110	-	0.50 to 0.70	(0.06)

Janus Aspen Balanced Division (Institutional)
2008	271,039	1.10	299,248	2.68	0.60	(16.34)
2007	270,545	1.32	357,054	1.27	0.60	9.87
2006	1,007,585	1.20	1,210,299	2.23	0.60	10.06
2005	942,759	1.09	1,028,940	2.46	0.60	7.31
2004	652,633	1.02	663,797	2.44	0.60	7.88

Janus Aspen Balanced Division (Service)
2008	1,463,075	1.18 to 1.30	1,845,363	2.59	0.25 to 1.00	(16.90) to (16.27)
2007	1,118,039	1.41 to 1.55	1,691,029	2.38	0.25 to 1.00	9.18 to 10.01
2006	937,668	1.29 to 1.41	1,295,293	2.13	0.25 to 1.00	9.32 to 10.14
2005	609,073	1.18 to 1.28	767,565	2.43	0.25 to 1.00	6.59 to 7.39
2004	289,140	1.11 to 1.19	340,624	3.28	0.25 to 1.00	7.22 to 8.02

Janus Aspen Forty Division (Institutional)
2008	11,030,581	0.67 to 0.90	9,096,470	0.14	0.25 to 0.75	(44.57) to (44.29)
2007	11,272,793	1.24 to 1.63	16,553,272	0.36	0.25 to 0.75	35.96 to 36.65
2006	10,764,997	0.91 to 1.20	11,662,341	0.37	0.25 to 0.75	8.53 to 9.07
2005	10,150,025	0.83 to 1.10	10,081,264	0.22	0.25 to 0.75	12.01 to 12.57
2004	9,421,047	0.74 to 0.98	8,322,573	0.27	0.25 to 0.75	17.35 to 17.93

Janus Aspen Forty Division (Service)
2008	66,496	1.12 to 1.26	76,168	0.01	0.50 to 1.00	(44.86) to (44.59)
2007	33,767	2.04 to 2.28	70,837	0.19	0.50 to 1.00	35.27 to 35.95
2006	30,117	1.51 to 1.67	46,874	0.15	0.50 to 1.00	8.03 to 8.57
2005	24,886	1.39 to 1.54	36,004	0.01	0.50 to 1.00	11.44 to 12.00
2004	20,532	1.25 to 1.38	26,784	0.05	0.50 to 1.00	16.79 to 17.38

Janus Aspen Worldwide Growth Division (Institutional)
2008	9,536,975	0.44 to 0.59	5,018,396	1.24	0.25 to 0.75	(45.08) to (44.80)
2007	9,795,521	0.82 to 1.07	9,294,263	0.78	0.25 to 0.75	8.80 to 9.35
2006	8,812,972	0.75 to 0.98	7,743,589	1.78	0.25 to 0.75	17.32 to 17.91
2005	8,747,243	0.63 to 0.84	6,547,957	1.42	0.25 to 0.75	5.08 to 5.60
2004	8,002,873	0.60 to 0.80	5,650,473	1.06	0.25 to 0.75	4.00 to 4.52

Janus Aspen Worldwide Growth Division (Service)
2008	81,937	0.79 to 0.96	68,848	1.04	0.50 to 1.00	(45.36) to (45.08)
2007	72,956	1.45 to 1.74	113,041	0.58	0.50 to 1.00	8.27 to 8.81
2006	65,456	1.34 to 1.60	94,029	1.65	0.50 to 1.00	16.77 to 17.35
2005	58,535	1.15 to 1.36	72,298	1.30	0.50 to 1.00	4.52 to 5.04
2004	39,870	1.10 to 1.30	48,449	0.96	0.50 to 1.00	3.49 to 4.01

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MFS® Growth Division
2008	1,662,920	$0.72 to $0.87	$1,247,694	0.23%	0.30% to 0.75%	(37.89)% to (37.60)%
2007	1,741,514	1.16 to 1.39	2,099,520	-	0.30 to 0.75	20.26 to 20.81
2006	1,575,248	0.96 to 1.15	1,550,475	-	0.30 to 0.75	7.09 to 7.57
2005	1,571,050	0.90 to 1.07	1,449,273	-	0.30 to 0.75	8.38 to 8.86
2004	1,877,080	0.83 to 0.98	1,632,471	-	0.30 to 0.75	12.12 to 12.62

MFS® Investors Trust Division
2008	195,290	1.01 to 1.16	218,514	0.70	0.25 to 1.00	(33.75) to (33.25)
2007	125,171	1.52 to 1.74	210,476	0.80	0.25 to 1.00	9.20 to 10.03
2006	119,165	1.39 to 1.58	183,262	0.43	0.25 to 1.00	11.87 to 12.71
2005	109,499	1.24 to 1.40	150,490	0.54	0.25 to 1.00	6.25 to 7.05
2004	62,017	1.17 to 1.31	80,199	0.53	0.25 to 1.00	10.25 to 11.08

MFS® New Discovery Division
2008	1,682,126	0.75 to 1.00	1,671,629	-	0.25 to 1.00	(39.93) to (39.48)
2007	1,493,038	1.24 to 1.66	2,479,683	-	0.25 to 1.00	1.49 to 2.26
2006	1,513,736	1.22 to 1.62	2,520,413	-	0.25 to 1.00	12.09 to 12.93
2005	1,335,883	1.09 to 1.44	1,991,389	-	0.25 to 1.00	4.20 to 4.98
2004	1,181,292	1.05 to 1.37	1,711,864	-	0.25 to 1.00	5.46 to 6.25

MFS® Research Division
2008	1,501,450	0.78 to 0.91	1,290,193	0.53	0.30 to 0.75	(36.56) to (36.28)
2007	1,598,463	1.22 to 1.42	2,147,299	0.68	0.30 to 0.75	12.35 to 12.86
2006	1,634,233	1.09 to 1.26	1,945,698	0.50	0.30 to 0.75	9.65 to 10.15
2005	1,636,698	0.99 to 1.14	1,772,256	0.46	0.30 to 0.75	7.00 to 7.48
2004	1,610,689	0.93 to 1.06	1,631,879	1.07	0.30 to 0.75	14.98 to 15.50

MML Aggressive Allocation Division
2008[5]	423	0.96	406	-	0.50 to 0.70	(0.04)

MML Asset Allocation Division
2008[5]	226	0.96	218	-	0.50 to 0.70	(0.04)

MML Balanced Allocation Division
2008[5]	3	1.00	3	-	0.50 to 0.70	-

MML Blend Division
2008	14,828,708	1.01 to 1.03	21,763,913	3.11	0.25 to 1.00	(23.50) to (22.93)
2007	15,415,728	1.31 to 1.35	29,696,952	3.02	0.25 to 1.00	4.84 to 5.64
2006	16,421,828	1.24 to 1.29	30,908,000	2.72	0.25 to 1.00	10.67 to 11.50
2005	17,376,028	1.11 to 1.16	29,230,819	2.74	0.25 to 1.00	3.63 to 4.41
2004	17,779,888	1.06 to 1.12	28,864,924	2.70	0.25 to 1.00	7.60 to 8.41

MML Blue Chip Growth Division
2008[5]	477	0.93	443	-	0.50 to 0.70	(7.18) to (7.15)

MML Concentrated Growth Division
2008[5]	508	0.89	454	-	0.50 to 0.70	(10.72) to (10.69)

MML Conservative Allocation Division
2008[5]	2	1.01	2	-	0.50 to 0.70	1.00 to 1.04

MML Emerging Growth Division
2008	2,001,402	0.63 to 0.78	1,244,094	-	0.25 to 1.00	(42.51) to (42.07)
2007	1,822,362	1.09 to 1.36	1,953,469	-	0.25 to 1.00	16.64 to 17.52
2006	1,599,270	0.93 to 1.17	1,458,984	-	0.25 to 1.00	4.27 to 5.05
2005	1,458,515	0.88 to 1.12	1,260,116	-	0.25 to 1.00	(0.05) to 0.69
2004	1,262,834	0.88 to 1.12	1,078,912	-	0.25 to 1.00	13.52 to 14.38

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]		Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML Enhanced Index Core Equity Division
2008	641,018	$0.90 to $1.07	$652,839	2.11%		0.25% to 1.00%	(37.92)% to (37.45)%
2007	570,634	1.44 to 1.71	934,162	1.39		0.25 to 1.00	3.37 to 4.15
2006	451,854	1.40 to 1.64	711,960	1.19		0.25 to 1.00	15.01 to 15.87
2005	302,225	1.21 to 1.41	410,203	2.35	[4]	0.25 to 1.00	4.46 to 5.24
2004	90,372	1.16 to 1.34	115,465	2.20	[4]	0.25 to 1.00	9.79 to 10.61

MML Equity Division
2008	49,172,665	0.77 to 0.87	61,382,496	-		0.25 to 1.00	(42.16) to (41.73)
2007	51,883,929	1.32 to 1.50	113,056,361	2.00		0.25 to 1.00	2.97 to 3.74
2006	53,316,839	1.27 to 1.46	114,244,273	1.45		0.25 to 1.00	16.83 to 17.71
2005	53,222,971	1.08 to 1.25	98,216,064	1.95		0.25 to 1.00	2.10 to 2.87
2004	51,769,338	1.05 to 1.22	94,499,780	2.12		0.25 to 1.00	14.69 to 15.56

MML Equity Income Division
2008[5]	1,290	0.94	1,210	-		0.50 to 0.70	(6.17) to (6.14)

MML Equity Index Division
2008	73,795,678	0.69 to 0.89	71,813,634	-		0.25 to 1.00	(37.77) to (37.30)
2007	78,763,001	1.09 to 1.44	127,924,400	1.70		0.25 to 1.00	4.19 to 4.98
2006	78,249,091	1.04 to 1.38	122,252,472	1.71		0.25 to 1.00	14.39 to 15.25
2005	82,652,676	0.90 to 1.21	117,323,992	1.60		0.25 to 1.00	3.61 to 4.39
2004	93,376,410	0.87 to 1.16	122,804,884	1.75		0.25 to 1.00	9.50 to 10.32

MML Foreign Division
2008[5]	196	1.00	197	-		0.50 to 0.70	0.00

MML Global Division
2008[5]	3	0.97	3	-		0.50 to 0.70	(2.78) to (2.75)

MML Growth & Income Division
2008[5]	396	0.93	370	-		0.50 to 0.70	(6.63) to (6.60)

MML Growth Allocation Division
2008[5]	219	0.97	213	-		0.50 to 0.70	(2.74) to (2.71)

MML Growth Equity Division
2008	4,174,358	0.39 to 0.65	1,890,026	-		0.25 to 1.00	(43.29) to (42.86)
2007	4,047,822	0.68 to 1.15	3,199,362	0.48		0.25 to 1.00	3.35 to 4.13
2006	3,821,175	0.65 to 1.11	2,939,820	0.51		0.25 to 1.00	0.90 to 1.66
2005	3,396,011	0.64 to 1.10	2,573,254	0.48		0.25 to 1.00	2.85 to 3.62
2004	3,049,364	0.62 to 1.07	2,223,682	0.51		0.25 to 1.00	3.84 to 4.62

MML Income & Growth Division
2008[5]	4	0.96	4	-		0.50 to 0.70	(4.13) to (4.10)

MML Inflation-Protected and Income Division
2008	3,133,228	1.08 to 1.21	3,675,009	5.85		0.25 to 1.00	(5.31) to (4.60)
2007	2,211,272	1.14 to 1.27	2,728,063	4.29		0.25 to 1.00	6.44 to 7.24
2006	2,384,814	1.07 to 1.18	2,759,877	3.85		0.25 to 1.00	(0.03) to 0.72
2005	2,020,990	1.07 to 1.17	2,333,227	5.02	[4]	0.25 to 1.00	0.62 to 1.37
2004	1,422,409	1.07 to 1.16	1,627,663	4.38	[4]	0.25 to 1.00	5.19 to 5.98

MML Large Cap Value Division
2008	7,234,654	0.90	6,072,235	-		0.25 to 1.00	(39.90) to (39.44)
2007	7,481,556	1.48 to 1.49	10,356,133	1.00		0.25 to 1.00	3.19 to 3.97
2006	7,026,781	1.42 to 1.45	9,411,071	0.70		0.25 to 1.00	13.12 to 13.97
2005	6,442,457	1.25 to 1.28	7,605,314	0.75		0.25 to 1.00	8.20 to 9.01
2004	4,754,624	1.15 to 1.18	5,225,937	0.83		0.25 to 1.00	10.73 to 11.57

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]		Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML Managed Bond Division
2008	29,064,950	$1.18 to $1.67	$58,625,651	4.74%		0.25% to 1.00%	1.36% to 2.12%
2007	31,318,605	1.17 to 1.63	67,034,489	5.22		0.25 to 1.00	6.03 to 6.83
2006	31,368,786	1.10 to 1.53	63,622,950	4.93		0.25 to 1.00	3.08 to 3.85
2005	25,537,499	1.07 to 1.42	46,543,862	4.72		0.25 to 1.00	1.34 to 2.10
2004	27,506,791	1.05 to 1.39	48,735,262	5.02		0.25 to 1.00	3.43 to 4.21

MML Mid Cap Growth Division
2008[5]	509	0.95	484	-		0.50 to 0.70	(4.89) to (4.86)

MML Mid Cap Value Division
2008[5]	19	0.97	19	-		0.50 to 0.70	(2.50) to (2.47)

MML Money Market Division
2008	34,824,399	1.10 to 1.36	50,211,307	1.94		0.25 to 1.00	1.09 to 1.85
2007	21,676,978	1.09 to 1.33	26,178,489	4.60		0.25 to 1.00	3.68 to 4.47
2006	21,280,213	1.05 to 1.28	24,585,965	4.42		0.25 to 1.00	3.51 to 4.29
2005	27,453,620	1.01 to 1.12	30,246,574	2.66		0.25 to 1.00	1.64 to 2.40
2004	21,109,347	1.00 to 1.10	23,575,100	0.80		0.25 to 1.00	(0.21) to 0.54

MML NASDAQ-100® Division
2008	1,524,598	0.65 to 0.81	895,811	-		0.25 to 1.00	(42.38) to (41.95)
2007	1,457,456	1.11 to 1.41	1,482,541	0.03		0.25 to 1.00	17.52 to 18.41
2006	1,472,918	0.94 to 1.20	1,263,519	0.05		0.25 to 1.00	5.72 to 6.51
2005	1,567,277	0.88 to 1.14	1,270,277	0.05		0.25 to 1.00	0.29 to 1.04
2004	1,130,679	0.87 to 1.13	930,681	0.75		0.25 to 1.00	9.27 to 10.09

MML Small Cap Equity Division
2008	8,537,554	0.76 to 0.98	7,925,953	-		0.25 to 1.00	(38.85) to (38.38)
2007	8,290,756	1.24 to 1.60	12,563,900	0.74		0.25 to 1.00	(2.19) to (1.45)
2006	8,111,367	1.27 to 1.62	12,549,453	0.41		0.25 to 1.00	9.40 to 10.22
2005	7,862,155	1.16 to 1.33	11,086,914	0.27	[4]	0.25 to 1.00	(1.20) to (0.45)
2004	7,235,130	1.18 to 1.48	10,325,472	0.18	[4]	0.25 to 1.00	15.20 to 16.06

MML Small Cap Growth Equity Division
2008	5,992,072	0.75 to 0.91	5,098,783	-		0.25 to 1.00	(39.15) to (38.69)
2007	6,396,117	1.22 to 1.49	8,643,629	0.12		0.25 to 1.00	8.53 to 9.35
2006	6,308,122	1.12 to 1.38	7,760,573	-		0.25 to 1.00	8.01 to 8.82
2005	6,153,126	1.03 to 1.27	6,885,418	-		0.25 to 1.00	10.46 to 11.29
2004	3,831,352	0.92 to 1.15	4,096,525	-		0.25 to 1.00	12.13 to 12.97

MML Small Cap Index Division
2008[5]	1,026	0.93	959	-		0.50 to 0.70	(6.59) to (6.56)

MML Small Company Opportunities Division
2008	2,009,798	0.86 to 1.16	2,241,878	0.24		0.25 to 1.00	(40.20) to (39.75)
2007	1,797,556	1.44 to 1.92	3,347,308	-		0.25 to 1.00	(8.01) to (7.32)
2006	1,319,843	1.56 to 2.07	2,662,289	-		0.25 to 1.00	14.30 to 15.16
2005	729,418	1.37 to 1.80	1,279,520	-	[4]	0.25 to 1.00	9.85 to 10.68
2004	438,129	1.24 to 1.63	698,905	-	[4]	0.25 to 1.00	17.63 to 18.51

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML Small/Mid Cap Value Division
2008[5]	43	$0.94	$40	-%	0.50% to 0.70%	(5.89)% to (5.86)%

Oppenheimer Balanced Division
2008	1,693,813	0.99 to 1.50	1,688,335	2.83	0.30 to 0.75	(43.89) to (43.64)
2007	1,809,949	1.76 to 2.67	3,209,256	2.49	0.30 to 0.75	3.01 to 3.47
2006	1,831,327	1.71 to 2.58	3,147,406	2.13	0.30 to 0.75	10.32 to 10.81
2005	1,842,071	1.55 to 2.33	2,866,875	1.70	0.30 to 0.75	3.11 to 3.58
2004	1,747,554	1.50 to 2.25	2,683,222	0.94	0.30 to 0.75	9.28 to 9.77

Oppenheimer Capital Appreciation Division
2008	44,889,631	0.56 to 0.76	37,189,312	0.14	0.25 to 1.00	(46.06) to (45.65)
2007	44,723,060	1.03 to 1.40	69,155,367	0.22	0.25 to 1.00	13.01 to 13.86
2006	43,466,470	0.91 to 1.24	59,766,453	0.37	0.25 to 1.00	6.88 to 7.68
2005	42,058,279	0.84 to 1.16	55,273,128	0.89	0.25 to 1.00	4.06 to 4.84
2004	39,081,354	0.80 to 1.12	50,567,724	0.31	0.25 to 1.00	5.87 to 6.67

Oppenheimer Core Bond Division
2008	9,269,030	0.71 to 0.94	7,990,339	4.51	0.25 to 1.00	(39.66) to (39.20)
2007	8,801,503	1.17 to 1.55	12,562,252	4.90	0.25 to 1.00	3.35 to 4.13
2006	8,212,158	1.13 to 1.49	11,345,570	5.22	0.25 to 1.00	4.23 to 5.02
2005	8,134,363	1.09 to 1.27	10,800,107	4.96	0.25 to 1.00	1.57 to 2.33
2004	6,791,936	1.07 to 1.39	8,865,167	4.33	0.25 to 1.00	4.44 to 5.23

Oppenheimer Global Securities Division
2008	35,849,889	1.05 to 1.64	49,244,187	1.55	0.25 to 1.00	(40.78) to (40.34)
2007	35,640,444	1.57 to 1.77	84,011,001	1.28	0.25 to 1.00	5.26 to 6.05
2006	34,064,983	1.48 to 1.69	77,421,284	0.98	0.25 to 1.00	16.52 to 17.40
2005	31,013,195	1.26 to 1.45	62,118,410	0.98	0.25 to 1.00	13.17 to 14.02
2004	28,410,871	1.11 to 1.28	52,392,622	1.20	0.25 to 1.00	17.98 to 18.87

Oppenheimer High Income Division
2008	8,424,602	0.25 to 0.31	2,631,958	7.38	0.25 to 1.00	(78.88) to (78.73)
2007	8,451,774	1.21 to 1.45	12,521,291	6.96	0.25 to 1.00	(1.10) to (0.35)
2006	7,465,740	1.22 to 1.45	11,318,681	7.33	0.25 to 1.00	8.34 to 9.15
2005	7,384,700	1.13 to 1.33	10,357,580	6.60	0.25 to 1.00	1.30 to 2.06
2004	7,975,065	1.11 to 1.30	10,973,027	5.15	0.25 to 1.00	7.88 to 8.70

Oppenheimer International Growth Division
2008	11,025,518	1.01 to 1.15	11,185,339	1.06	0.25 to 1.00	(43.21) to (42.78)
2007	9,340,170	1.76 to 2.03	16,918,009	0.83	0.25 to 1.00	11.48 to 12.33
2006	7,525,936	1.57 to 1.82	12,380,173	0.57	0.25 to 1.00	29.49 to 30.46
2005	5,711,747	1.20 to 1.40	7,318,788	0.78	0.25 to 1.00	12.93 to 13.78
2004	4,567,593	1.06 to 1.24	5,192,020	1.32	0.25 to 1.00	16.68 to 17.56

Oppenheimer Main Street Division
2008	16,992,937	0.70 to 0.86	13,314,701	1.52	0.25 to 1.00	(39.08) to (38.62)
2007	16,805,849	1.14 to 1.41	21,631,175	0.97	0.25 to 1.00	3.38 to 4.16
2006	16,475,498	1.10 to 1.37	20,492,507	1.11	0.25 to 1.00	13.88 to 14.74
2005	16,034,852	0.96 to 1.20	17,750,200	1.31	0.25 to 1.00	4.92 to 5.71
2004	14,935,472	0.91 to 1.14	15,778,180	0.81	0.25 to 1.00	8.37 to 9.19

Oppenheimer Main Street Small Cap Division
2008	1,909,241	1.38 to 1.42	2,637,202	0.51	0.30 to 0.75	(38.29) to (38.02)
2007	2,060,137	2.23 to 2.29	4,609,268	0.31	0.30 to 0.75	(1.95) to (1.51)
2006	2,360,279	2.27 to 2.33	5,396,830	0.15	0.30 to 0.75	14.14 to 14.65
2005	2,183,856	1.99 to 2.03	4,370,534	-	0.30 to 0.75	9.10 to 9.59
2004	1,635,315	1.83 to 1.85	3,003,142	-	0.30 to 0.75	18.53 to 19.06

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Oppenheimer MidCap Division
2008	28,216,561	$0.36 to $0.71	$22,026,712	-%	0.25% to 1.00%	(49.57)% to (49.19)%
2007	28,919,595	0.70 to 1.41	45,073,917	-	0.25 to 1.00	5.27 to 6.07
2006	28,853,806	0.66 to 1.34	43,449,488	-	0.25 to 1.00	1.93 to 2.70
2005	28,710,006	0.65 to 1.31	43,167,129	-	0.25 to 1.00	11.21 to 12.05
2004	27,147,269	0.58 to 1.18	37,035,548	-	0.25 to 1.00	18.59 to 19.48

Oppenheimer Money Division
2008	10,307,134	1.36 to 1.60	13,642,681	2.72	0.30 to 0.75	2.01 to 2.47
2007	9,944,623	1.33 to 1.56	12,899,626	4.85	0.30 to 0.75	4.20 to 4.67
2006	9,790,601	1.28 to 1.49	12,158,686	4.60	0.30 to 0.75	3.94 to 4.40
2005	9,470,144	1.23 to 1.43	11,291,985	2.74	0.30 to 0.75	2.10 to 2.55
2004	21,261,523	1.21 to 1.39	24,941,893	0.97	0.30 to 0.75	0.23 to 0.68

Oppenheimer Strategic Bond Division
2008	10,341,210	1.11 to 1.54	15,368,549	4.84	0.25 to 1.00	(15.06) to (14.42)
2007	9,319,044	1.30 to 1.80	16,223,026	3.34	0.25 to 1.00	8.59 to 9.42
2006	8,108,787	1.20 to 1.64	13,064,971	4.02	0.25 to 1.00	6.42 to 7.22
2005	6,990,197	1.13 to 1.50	10,636,966	4.19	0.25 to 1.00	1.65 to 2.41
2004	5,791,920	1.11 to 1.46	8,791,997	4.72	0.25 to 1.00	7.59 to 8.40

Panorama Growth Division
2008	916,334	0.64 to 0.65	596,763	1.77	0.60 to 0.75	(38.88) to (38.79)
2007	1,470,155	1.04 to 1.07	1,563,342	1.16	0.60 to 0.75	4.07 to 4.22
2006	1,508,441	1.00 to 1.03	1,541,572	1.20	0.60 to 0.75	13.82 to 13.99
2005	1,454,955	0.88 to 0.90	1,305,890	1.61	0.60 to 0.75	5.62 to 5.78
2004	1,394,609	0.83 to 0.85	1,188,894	1.02	0.60 to 0.75	8.38 to 8.54

Panorama Total Return Division
2008	710,542	0.74 to 0.78	556,429	3.33	0.60 to 0.75	(39.11) to (39.02)
2007	772,868	1.21 to 1.29	994,234	3.28	0.60 to 0.75	5.03 to 5.19
2006	1,033,270	1.15 to 1.23	1,267,312	2.31	0.60 to 0.75	10.87 to 11.03
2005	883,033	1.04 to 1.11	976,855	2.71	0.60 to 0.75	4.00 to 4.15
2004	1,075,988	0.99 to 1.06	1,144,611	1.99	0.60 to 0.75	8.65 to 8.81

PIMCO Commodity Real Return Strategy Division
2008[5]	9	0.90	8	-	0.50 to 0.70	(0.10)

T. Rowe Price Blue Chip Growth Division
2008	3,093,981	0.83 to 0.97	2,910,070	0.11	0.25 to 1.00	(43.08) to (42.65)
2007	2,602,779	1.45 to 1.70	4,299,949	0.47	0.25 to 1.00	11.61 to 12.46
2006	2,146,683	1.30 to 1.51	3,169,404	0.34	0.25 to 1.00	8.58 to 9.39
2005	1,592,328	1.20 to 1.38	2,160,104	0.14	0.25 to 1.00	4.89 to 5.67
2004	806,923	1.14 to 1.31	1,039,044	0.85	0.25 to 1.00	7.60 to 8.41

T. Rowe Price Equity Income Division
2008	6,713,408	0.96 to 1.14	7,395,548	2.43	0.25 to 1.00	(36.75) to (36.27)
2007	5,618,495	1.52 to 1.78	9,762,860	1.77	0.25 to 1.00	2.23 to 3.00
2006	4,339,821	1.48 to 1.73	7,353,035	1.65	0.25 to 1.00	17.79 to 18.67
2005	3,234,003	1.26 to 1.46	4,635,938	1.75	0.25 to 1.00	2.89 to 3.66
2004	1,449,917	1.22 to 1.41	2,014,809	1.88	0.25 to 1.00	13.78 to 14.63

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]		Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

T. Rowe Price Limited-Term Bond Division
2008	450,443	$1.42	$639,396	4.01%		0.60%	0.95%
2007	237,878	1.41	334,498	4.32		0.60	4.86
2006	247,154	1.34	331,447	3.97		0.60	3.45
2005	314,012	1.30	407,067	3.56		0.60	1.14
2004	236,250	1.28	302,805	3.28		0.60	0.50

T. Rowe Price Mid-Cap Growth Division
2008	22,927,955	1.01 to 1.51	27,358,219	-		0.25 to 1.00	(40.36) to (39.91)
2007	23,407,847	1.70 to 2.51	46,873,414	0.22		0.25 to 1.00	16.34 to 17.22
2006	23,841,172	1.46 to 2.14	40,950,385	-		0.25 to 1.00	5.58 to 6.37
2005	24,195,582	1.38 to 1.46	39,403,524	-		0.25 to 1.00	13.60 to 14.45
2004	23,243,032	1.22 to 1.27	33,394,627	-		0.25 to 1.00	17.17 to 18.05

T. Rowe Price New America Growth Division
2008	1,497,225	0.67 to 0.81	1,017,852	-		0.30 to 0.75	(38.70) to (38.43)
2007	1,484,920	1.09 to 1.32	1,646,992	-		0.30 to 0.75	12.93 to 13.44
2006	1,402,287	0.96 to 1.16	1,379,218	0.05		0.30 to 0.75	6.53 to 7.01
2005	1,341,066	0.90 to 1.09	1,237,855		-	0.30 to 0.75	3.69 to 4.16
2004	1,034,953	0.87 to 1.04	920,851	0.06		0.30 to 0.75	10.06 to 10.55

Templeton Foreign Securities Division
2008	7,835,954	1.00 to 1.11	7,758,890	2.41		0.25 to 1.00	(40.97) to (40.53)
2007	7,407,487	1.67 to 1.88	12,383,788	1.96		0.25 to 1.00	14.30 to 15.17
2006	6,650,703	1.45 to 1.64	9,687,757	1.27		0.25 to 1.00	20.24 to 21.14
2005	5,016,877	1.20 to 1.37	6,049,274	1.18		0.25 to 1.00	9.07 to 9.89
2004	3,916,257	1.09 to 1.25	4,303,349	1.03		0.25 to 1.00	17.35 to 18.23

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

[2]

The expense ratios represent the annualized policy expenses of Separate Account I, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the related minimum and maximum expense ratio amounts, some individual policy total returns and unit values are not within the ranges presented.

[4]

In 2006, Separate Account I restated its previously reported investment income ratio for 2005 and 2004. This restatement had no impact on the Divisions’ previously reported net assets, net asset value per share or total return.

[5]	For the period November 3, 2008 (commencement of operations) through December 31, 2008.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

B.	Separate Account I assesses “current” charges associated with each policy. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all policies contained within Separate Account I. Charges shown below state charges assessed at a monthly rate unless otherwise specified.

Administrative Charge	$0 - $12 per month per policy
These charges are assessed through the redemption of units.

Asset Charge/Mortality and Expense Risk Charge	Effective annual rate of 0.15% - 1.00% of the policy’s average daily net assets held in Separate Account I.
This charge is assessed through a reduction in unit values.

Additional Mortality Fees	$0.00 to $83.33 per $1,000 of insurance risk $0.08 to $83.33 per $1,000 of face amount
This charge is assessed through a redemption of units.

Face Amount Charge	$0.00 - $1.79 per month per $1,000 face amount of policy; or charge is based on the initial selected face amount of the Policy, the issue age of the insured, and the Policy year in which the deduction is made.
This charge is assessed through a redemption of units.

Insurance Charge/Cost of Insurance Protection Charge/Mortality Charge	$0.00 - $83.33 per month per $1,000 of insurance risk; or MassMutual may charge up to the maximum rate in the Table of Maximum Monthly Mortality Charges in a Policy. MassMutual may charge less than the maximum. If policies are issued in a Group Case, any changes in these charges will apply to all policies in the same case.
These charges are assessed through a redemption of units.

Loan Interest Rate Expense Charge	Effective annual rate of 0.00% - 1.00% of the loan amount
This charge is assessed through a redemption of units.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

Rider Charges:
The rider charges do not apply to all segments within Separate Account I These charges are assessed through a redemption of units.

A. Accidental Death Benefit	$0.04 - $0.12929 per $1,000 of coverage

B. Additional Insurance	$0.01 to $82.50 per $1,000 of insurance risk $0.00 to $0.41 per $1,000 of face amount

C. Death Benefit Guarantee	$0.01 per $1,000 of face amount

D. Disability Benefit	$0.00 to $0.28 per $1 of monthly deductions $0.00 to $0.04 per $1 of specified benefit amount $0.00 to $0.32 per $100 of specified benefit amount $0.009 to $0.149 per $1 of specified premium

E. Estate Protection	$0.00 to $21.96 per $1,000 of insurance risk

F. Guaranteed Insurability	$0.03 to $0.11 per $1,000 of option amount

G. Insurability Protection	$0.043 to $0.179 per $1,000 of rider face amount

H. Other Insured	$0.01 to $79.16 per $1,000 of insurance risk

I. Survivorship Term	$0.00 to $80.83 per $1,000 of insurance risk $0.00 to $0.30 per $1,000 of face amount

J. Waiver of Monthly Charges	$0.00 to $0.349 per $1 of monthly deductions

K. Waiver of Specified Premium	$0.00 to $0.28 per $1 of monthly deduction $0.00 to $0.04 per $1 of specified premium amount

L. Additional Mortality Fees	$0.00 to $83.33 per $1,000 of face amount
$0.00 to $83.33 per $1,000 of insurance risk

M. Underwriting Charge	$0.01 to $0.06 per $1,000 of selected face amount

N. Term Rider	$0.02 to $5.90 per $1,000 of amount at risk

Independent Auditors’ Report

The Board of Directors and Policyholders of

Massachusetts Mutual Life Insurance Company:

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company (the “Company”) as of December 31, 2008 and 2007, and the related statutory statements of income, changes in surplus, and cash flows for each of the years in the three-year period ended December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“statutory accounting practices”), which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the variances between the statutory accounting practices and U.S. generally accepted accounting principles discussed in the preceding paragraph, the Company’s financial statements do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2008 and 2007, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2008. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2008, on the basis of accounting described in Note 2.

As discussed in Note 2c to the statutory financial statements, the Company changed its method of accounting for other-than-temporary impairments of structured securities as of July 1, 2008.

/s/  KPMG LLP

February 20, 2009

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2008	2007
	(In Millions)
Assets:

Bonds	$45,165	$40,211
Preferred stocks	126	152
Common stocks - subsidiaries and affiliates	2,200	3,384
Common stocks - unaffiliated	265	765
Mortgage loans	11,876	11,402
Policy loans	8,885	8,304
Real estate	1,085	1,176
Partnerships and limited liability companies	5,220	4,875
Derivatives and other invested assets	3,616	1,453
Cash, cash equivalents and short-term investments	2,621	2,558

Total invested assets	81,059	74,280
Investment income due and accrued	690	717
Federal income taxes	220	-
Deferred income taxes	512	549
Other than invested assets	864	831

Total assets excluding separate accounts	83,345	76,377
Separate account assets	30,949	42,709

Total assets	$114,294	$119,086

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION, continued

	December 31,
	2008	2007
	(In Millions)
Liabilities:

Policyholders’ reserves	$60,570	$56,822
Liabilities for deposit-type contracts	3,921	4,257
Contract claims and other benefits	258	242
Policyholders’ dividends	1,355	1,391
General expenses due or accrued	768	715
Federal income taxes	-	82
Asset valuation reserve	395	1,515
Securities sold under agreements to repurchase	3,414	2,051
Commercial paper	250	250
Derivative collateral	2,903	556
Other liabilities	1,145	668

Total liabilities excluding separate accounts	74,979	68,549
Separate account liabilities	30,852	42,529

Total liabilities	105,831	111,078
Surplus	8,463	8,008

Total liabilities and surplus	$114,294	$119,086

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Revenue:

Premium income	$13,238	$12,837	$12,484
Net investment income	4,863	4,617	4,155
Reserve adjustments on reinsurance ceded	61	41	-
Fees and other income	258	414	388

Total revenue	18,420	17,909	17,027

Benefits and expenses:
Policyholders’ benefits	11,032	10,564	10,187
Change in policyholders’ reserves	4,400	3,572	3,494
General insurance expenses	1,028	1,063	1,090
Commissions	535	523	513
State taxes, licenses and fees	121	124	112

Total benefits and expenses	17,116	15,846	15,396

Net gain (loss) from operations before dividends and federal income taxes	1,304	2,063	1,631
Dividends to policyholders	1,332	1,373	1,226

Net gain (loss) from operations before federal income taxes	(28)	690	405
Federal income tax expense (benefit)	(268)	119	(50)

Net gain (loss) from operations	240	571	455
Net realized capital gains (losses), after tax and transfers to interest maintenance reserve	(1,233)	(431)	248

Net income (loss)	$(993)	$140	$703

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Surplus, beginning of year	$8,008	$7,027	$6,688

Increase (decrease) due to:
Net income (loss)	(993)	140	703
Change in net unrealized capital gains (losses)	(9)	455	45
Change in net unrealized foreign exchange capital gains (losses)	(78)	56	43
Change in asset valuation reserve	1,120	179	(228)
Change in nonadmitted assets	365	(96)	(136)
Change in reserve valuation basis	98	-	-
Change in net deferred income taxes	278	319	(42)
Prior period adjustments	(33)	(87)	(46)
Cumulative effect of accounting changes	(7)	-	-
Change in pension plan assets	(343)	16	4
Other	57	(1)	(4)

Net increase	455	981	339

Surplus, end of year	$8,463	$8,008	$7,027

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Cash from operations:
Premium and other income collected	$13,535	$13,270	$12,871
Net investment income	4,801	4,605	3,881
Benefit payments	(10,906)	(10,416)	(10,023)
Net transfers from (to) separate accounts	(366)	(1,585)	(1,672)
Commissions and other expenses	(2,211)	(1,694)	(1,549)
Dividends paid to policyholders	(1,367)	(1,227)	(1,153)
Federal and foreign income taxes recovered (paid)	(10)	(205)	6

Net cash from operations	3,476	2,748	2,361

Cash from investments:
Proceeds from investments sold, matured, or repaid:
Bonds	16,004	14,683	14,374
Common stocks - unaffiliated	526	903	1,188
Mortgage loans	1,133	1,652	2,094
Real estate	142	379	157
Other	1,550	857	1,362

Total investment proceeds	19,355	18,474	19,175

Cost of investments acquired:
Bonds	(21,520)	(14,657)	(17,151)
Common stocks - unaffiliated	(300)	(528)	(1,161)
Mortgage loans	(1,776)	(2,962)	(3,556)
Real estate	(100)	(186)	(154)
Other	(1,890)	(2,219)	(2,290)

Total investment acquired	(25,586)	(20,552)	(24,312)
Net increase in policy loans	(581)	(505)	(514)

Net cash from investments	(6,812)	(2,583)	(5,651)

Cash from financing and other sources:
Net deposits (withdrawals) on deposit-type contracts	(391)	492	(1,006)
Commercial paper issued (repaid)	-	249	-
Net securities sold (bought) under agreements to repurchase	1,363	868	939
Change in derivative collateral	2,349	267	(20)
Other cash provided (applied)	70	(131)	149

Net cash from financing and other sources	3,391	1,745	62

Net change in cash, cash equivalents and short-term investments	55	1,910	(3,228)
Cash, cash equivalents and short-term investments, beginning of year	2,558	656	3,884
Cash, cash equivalents and short-term investments nonadmitted	8	(8)	-

Cash, cash equivalents and short-term investments, end of year	$2,621	$2,558	$656

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

These statutory financial statements include the accounts of Massachusetts Mutual Life Insurance Company (“the Company”), which is organized as a mutual life insurance company.

MassMutual Financial Group (“MMFG”) is comprised of the Company and its subsidiaries. MMFG is a global, diversified financial services organization providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and income products and programs, investment management, mutual funds, and trust services to individual and institutional customers.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“Division”).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with United States of America (“U.S.”) generally accepted accounting principles (“GAAP”). The more significant differences between statutory accounting principles and U.S. GAAP are as follows: (a) certain acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business, are charged to current operations as incurred, whereas U.S. GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over the premium payment period; (b) statutory policy reserves are based upon prescribed methodology, such as the Commissioners’ Reserve Valuation Method or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas U.S. GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity, interest assumptions and persistency; (c) bonds are generally carried at amortized cost, whereas U.S. GAAP generally reports bonds at fair value; (d) beginning with the third quarter of 2008, the Company utilized undiscounted cash flows to determine impairments on structured securities, whereas U.S. GAAP would require the use of discounted cash flows that reflect market participant views; (e) changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income; (f) payments received for universal and variable life insurance products and variable annuities are reported as premium income and change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances; (g) majority-owned subsidiaries and variable interest entities where the Company is the primary beneficiary and certain other controlled entities are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities; (h) surplus notes are reported in surplus, whereas U.S. GAAP would report these notes as liabilities; (i) assets are reported at admitted asset value and nonadmitted assets are excluded through a charge against surplus, whereas U.S. GAAP records these assets net of any valuation allowance; (j) reinsurance reserve credits, unearned ceded premium, and unpaid ceded claims are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts whereas U.S. GAAP would report these balances as an asset; (k) an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships and limited liability companies (“LLC”) as well as credit related declines in the value of bonds, mortgage loans and certain derivatives to the extent AVR is greater than zero for the appropriate asset category, whereas U.S. GAAP does not record this reserve; (l) after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue; (m) changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge; (n) comprehensive income is not presented, whereas U.S. GAAP presents changes in unrealized capital gains

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

and losses and foreign currency translations as other comprehensive income; (o) a prepaid asset and/or a liability is recorded for the difference between the fair value of the pension and other postretirement (“plan”) assets and the accumulated benefit obligation (which excludes non-vested employees) with the change recorded in surplus, whereas for U.S. GAAP purposes, the over/underfunded status of a plan is the difference between the fair value of the plan assets and the projected benefit obligation and is recorded as an asset or liability on the Statements of Financial Position with the change recorded through accumulated other comprehensive income; (p) embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value; and (q) certain group annuity and universal life contracts, which do not pass through all investment gains to contract holders, are maintained in the separate accounts, whereas U.S. GAAP reports these contracts in the general account of the Company.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements, and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments, the liabilities for future policyholders’ reserves and deposit-type contracts, the amount of mortgage loan investment valuation reserves, real estate held for sale, other-than-temporary impairments and the liability for taxes. Future events including, but not limited to, changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations and defaults, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

Under statutory accounting principles, corrections of prior year errors are recorded in surplus rather than in current year income. The following summarizes corrections of prior year errors as of December 31, 2008 (in millions):

	Correction of Prior Years’ Income	Corrections of Prior Years’ Statement of Changes to Surplus	Impact on Surplus of Error Correction	Correction of Asset or Liability Balances
Separate account guarantee reserve adjustments	$(52)	$-	$(52)	$52
Nonadmitted prepaid commission asset	-	(33)	(33)	33
Investment income recognition	(21)	-	(21)	21
Cumulative overstatement of partnership earnings	(6)	6	-	-
Capitalized software asset impairment	(2)	-	(2)	2
Prepaid commission asset	33	-	33	(33)
Policyholders’ reserves adjustments	6	-	6	(6)
Intangible asset correction	5	-	5	(5)
Reinsurance corrections	2	-	2	(2)
Policy loan adjustments	2	-	2	(2)

Total	$(33)	$(27)	$(60)	$60

As reflected in the table above, the Company incorrectly recorded $6 million of distributions from partnerships and LLCs as income rather than as a return of capital. In addition, unrealized losses were incorrectly recorded for the related changes in the values of partnerships due to distributions.

As a result of the net activity above, the Company recorded, in the Statutory Statements of Changes in

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Surplus for the year ended December 31, 2008, a net decrease of $33 million through prior period adjustments, a decrease of $33 million through the change in nonadmitted assets and an increase of $6 million through the change in net unrealized capital gains (losses).

The following summarizes corrections of prior year errors as of December 31, 2007 (in millions):

	Correction of Prior Years’ Income	Corrections of Prior Years’ Statement of Changes to Surplus	Impact on Surplus of Error Correction	Correction of Asset or Liability Balances
Cumulative overstatement of partnership earnings	$(100)	$100	$-	$-
Annuity reserve	(5)	-	(5)	5
Post employment benefits for employee severance plans	(3)	-	(3)	3
Tax settlement adjustments	5	-	5	(5)
Policyholders’ reserves adjustments	5	-	5	(5)
Dividend accumulation liability	5	-	5	(5)
Reinsurance corrections	4	-	4	(4)
Other	2	-	2	(2)

Total	$(87)	$100	$13	$(13)

As reflected in the table above, the Company incorrectly recorded $100 million of distributions from partnerships and LLCs as income rather than as a return of capital. In addition, unrealized losses were incorrectly recorded for the related changes in the values of partnerships due to distributions.

As a result of the net activity above, the Company recorded, in the Statutory Statements of Changes in Surplus for the year ended December 31, 2007, a net decrease of $87 million through prior period adjustments and an increase of $100 million through the change in net unrealized capital gains (losses).

The following summarizes corrections of prior year errors as of December 31, 2006 (in millions):

	Correction of Prior Years’ Income	Corrections of Prior Years’ Statement of Changes to Surplus	Impact on Surplus of Error Correction	Correction of Asset or Liability Balances
Nonadmitted tax settlement adjustments	$-	$(41)	$(41)	$41
Policyholders’ reserves adjustments	(18)	-	(18)	18
Post employment benefits for employee severance plans	(18)	-	(18)	18
Cumulative overstatement in the carrying value of common stock	-	(16)	(16)	16
Tax settlement adjustments	(7)	-	(7)	7
Other	(3)	-	(3)	3

Total	$(46)	$(57)	$(103)	$103

As reflected in the table above, the $16 million decrease recorded through the change in net unrealized capital gains (losses) was attributable to a pricing error that resulted in an overstatement in the carrying value of common stock and surplus.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As a result of the net activity above, the Company recorded, in the Statutory Statements of Changes in Surplus for the year ended December 31, 2006, a net decrease of $46 million through prior period adjustments, a net decrease of $41 million through change in nonadmitted assets, and a decrease of $16 million through the change in net unrealized capital gains (losses).

Certain 2007 balances have been reclassified to conform to the current year presentation.

c.	Change in accounting principles and methodology

Pursuant to confirmation from the Division, the Company began utilizing undiscounted cash flows to determine other-than-temporary impairments for structured securities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 43, “Loan-backed and Structured Securities,” prospectively beginning with the quarter ended September 30, 2008. Prior to July 1, 2008, resulting cash flows were discounted at spreads consistent with the structured and loan backed security market’s weakness and the uncertainty around the magnitude and timing of cash flows. As a result of this change, the Company’s total assets, net income and surplus for the year ended December 31, 2008 were not reduced by approximately $275 million.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statements of Financial Accounting Standards (“FAS”) No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” (“FAS No. 158”). One provision of FAS No. 158 required an employer to measure the funded status of pension and other postretirement plans as of the date of its year end statement of financial position and to modify disclosures. This provision was effective December 31, 2008. For statutory reporting, the Company elected to use the alternative method for the change in measurement date which takes the fifteen month change in net periodic benefit cost, which is consistent with U.S. GAAP. The Company estimated the three month portion applicable to the preceding year as three fifteenths of the total amount related to the change in measurement date and recorded $7 million as a change in accounting principle through current year surplus. The remaining twelve month portion of the net periodic benefit cost is reflected in the Statutory Statements of Income as part of general insurance expenses.

During 2008, the Company, in accordance with accepted actuarial methods, requested and received permission from the Division to use: (a) Company specific experience X factors and 20-year select factors for certain individual life insurance policies; and (b) the 1980 Commissioners’ Standard Ordinary 4.5% mortality valuation table rather than the 1980 Commissioners’ Standard Ordinary 4.0% mortality valuation table for certain individual life policies. As a result of these changes in reserve valuation basis, the Company recorded a reduction to policyholders’ reserves of $98 million and a corresponding increase in the Statutory Statements of Changes in Surplus.

d.	Bonds

Generally, bonds are valued at amortized cost using the constant yield interest method. Bond transactions are recorded on a trade date basis, except for private placement bonds which are recorded on the funding date.

For fixed income securities that do not have a fixed schedule of payments, such as asset-backed, mortgage-backed and structured securities, the effect on amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies, consistently applied by type of security. Certain high quality fixed income securities follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased. The Company has elected to use the book value as of January 1, 1994 as the cost

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for applying the retrospective adjustment method to securities purchased prior to that date. All other fixed securities, such as floating rate bonds and interest only securities, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The fair value of bonds is based on values provided by the NAIC’s Securities Valuation Office (“SVO”) when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated using internal models by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimates of prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and results of cash flow priority are also considered. Fair values resulting from internal models are those expected to be paid in an orderly transaction between willing market participants at the financial statement date.

The Company considers the following factors in the evaluation of whether a non-interest related decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security in effect at the date of acquisition or expected cash flow for a structured security; (c) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value; and (d) the period and degree to which the market value has been below cost. The Company considers the following factors in the evaluation of whether an interest related decline in value is other-than-temporary: (a) the Company’s near-term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability and intent not to sell the investment until anticipated recovery of the cost of the investment. The Company employs a systematic methodology to evaluate other-than-temporary impairments by conducting a quarterly management review of all bonds including those in default, not-in-good standing, or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of other-than-temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes in value. If the impairment is other-than-temporary, a direct write-down to fair value or, for structured securities including residential mortgage-backed securities (“RMBS”) after July 1, 2008, to a value determined using undiscounted cash flows is recognized in realized capital losses and a new cost basis is established.

The Company has a review process for determining if Collateralized Debt Obligation (“CDO”) investments are at risk for other-than-temporary impairment. For the senior, mezzanine and junior debt tranches, cash flows are modeled using five scenarios based on the current ratings and prices of the underlying corporate credit risks and incorporated prepayment and default assumptions that vary according to collateral attributes of each deal. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default vector), rating change improvement (optimistic), rating change downgrade (pessimistic), and market price (market – implied). The default rates produced by these five scenarios are assigned an expectation weight according to current market and economic conditions and fed into a sixth scenario. An other-than-temporary impairment is recorded if the aggregate undiscounted projected cash flows in this sixth scenario result in the default of any principal or interest payments due. For the most subordinated non-coupon bearing junior tranches (CDO equity tranches), the present value of the projected cash flows, in the sixth scenario are measured using an 11% discount rate. If the current book value of the security is below the present value measured using an 11% discount rate, then the sum of the undiscounted cash flows are compared to the book value. If the undiscounted cash flows do not equal or exceed the book value of the security, then an other-than-temporary impairment is taken in an amount sufficient to adjust the book value to the sum of undiscounted cash flows. Certain CDOs cannot be modeled using all six scenarios, because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign denominated CDOs, are projected using a customized scenario management believes is appropriate for the applicable collateral pool.

Asset-backed securities, including RMBS and commercial mortgage-backed securities (“CMBS”), are evaluated for other-than-temporary impairment on a periodic basis using scenarios customized by collateral

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type. The Company performs sensitivity analysis on defaults as loan-to-value ratios change, and on defaults as prepayments change using default curves under various scenarios. The Company combines scenario analysis with a monthly surveillance process in which it compares actual delinquencies and defaults to expectations established at the time securities are acquired and expectations considering current market conditions, and performs a statistical review to determine potential losses relative to credit support of troubled loan exposures on a transaction-by-transaction basis.

Pursuant to confirmation from the Division, the Company began utilizing undiscounted cash flows to determine other-than-temporary impairments for structured securities, prospectively beginning with the quarter ended September 30, 2008. Internal inputs used in determining the amount of the other-than-temporary impairments on structured securities included collateral performance including prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority. Prior to July 1, 2008, resulting cash flows were discounted at spreads consistent with the residential mortgage market’s weakness and the uncertainty around the magnitude and timing of cash flows. This review process provided a framework for deriving other-than-temporary impairments in a manner consistent with market participant assumptions. In these analyses, credit quality by loan vintage, collateral type and investment structure were critical elements in determining other-than-temporary impairments.

e.	Preferred stocks

Generally, preferred stocks in good standing are valued at amortized cost. Preferred stocks not in good standing are valued at the lower of amortized cost or fair value. Fair values of preferred stocks are based on published market values, where available. For preferred stocks without readily ascertainable market values, the Company estimated fair value using broker-dealer quotations or internal models.

The cost basis of preferred stocks is adjusted for impairments deemed to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly management review of issuers whose preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of other-than-temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes. If the impairment is other-than-temporary, a direct write-down to fair value is recognized in realized capital losses and a new cost basis is established.

f.	Common stocks- subsidiaries and affiliates

Common stocks of unconsolidated subsidiaries, primarily MassMutual Holding LLC (“MMHLLC”), are accounted for using the equity method. The Company accounts for the value of its investment in its subsidiary, MMHLLC, at its underlying U.S. GAAP net equity, adjusted for certain nonadmitted and intangible assets. Operating results, less dividend distributions, for MMHLLC are reflected as net unrealized capital gains (losses) in the Statutory Statements of Changes in Surplus. Dividend distributions received from MMHLLC are recorded in net investment income. Dividend distributions to the Company are limited to MMHLLC’s U.S. GAAP retained earnings. The cost basis of common stocks- subsidiaries and affiliates is adjusted for impairments deemed to be other-than-temporary consistent with common stocks- unaffiliated.

g.	Common stocks- unaffiliated

Common stocks, including warrants, are valued at fair value with unrealized capital gains and losses included as a change in surplus. Common stock transactions are recorded on a trade date basis.

The fair value of common stocks is based on values provided by the SVO when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted

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market values are unavailable, fair values are determined by management using estimates based upon internal models.

The cost basis of common stocks is adjusted for impairments deemed to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly management review of issuers whose common stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of other-than-temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes. If the impairment is other-than-temporary, a direct write-down to fair value is recognized in realized capital losses and a new cost basis is established.

h.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium and discount, non-refundable commitment fees and mortgage interest points, and valuation allowances. The mortgage loan portfolio is comprised of commercial mortgage loans, including mezzanine loans, and residential mortgage loan pools. Mezzanine loans are loans secured by a pledge of direct or indirect equity interest in an entity that owns real estate. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees.

The fair value of mortgage loans is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established for the excess of the carrying value of the mortgage loan over its fair value. Collectability and estimated recoveries are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. Changes to the valuation allowance are recorded in net unrealized capital gains (losses) in surplus.

When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established. An impairment is deemed other-than-temporary when the acquisition of the collateral is probable and a reasonable estimate of the collateral value has been made.

Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection of interest is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received per the terms of the original or modified mortgage loan agreement.

i.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. At issuance, policy loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. Unsecured amounts were $1 million as of December 31, 2008 and 2007,

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which were nonadmitted. Policy loans earn interest calculated based upon either a fixed or a variable interest rate. Variable rate policy loans are adjusted at least annually and their carrying value approximates the fair value. For loans issued with a fixed interest rate, fair value is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan.

j.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is carried at the lower of depreciated cost or fair value, less selling costs. Real estate classified as held for sale is not depreciated. Adjustments to the carrying value of real estate held for sale are recorded when fair value less selling costs is below depreciated cost and are included in realized capital losses.

Real estate acquired in satisfaction of debt is recorded at the lower of cost or fair value at the date of foreclosure.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating sample of properties on an annual basis. If an external appraisal is not obtained, an internal appraisal is performed.

k.	Partnerships and limited liability companies

Partnerships and LLCs, except for investments in partnerships which generate low income housing tax credits (“LIHTC”), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. When it appears probable that the Company will be unable to recover the outstanding cost of an investment, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, an other-than-temporary impairment is recognized in realized capital losses reflecting the excess of the cost over the estimated fair value of the investment. The estimated fair value is determined by assessing the value of the partnership or LLC’s underlying assets, cash flow, current financial condition and other market factors. Distributions not deemed to be a return of capital are recorded in net investment income when received provided there are accumulated undistributed earnings in the partnership or LLC.

Investments in partnerships which generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into income during the period in which tax benefits are allocated. For determining impairments in partnerships which generate LIHTC, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 1.7% for future benefits of two years to 3.4% for future benefits of ten years or greater and compares the results to its current book values. Impairments are recognized as realized capital losses.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. If the equity method is suspended, all future losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

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l.	Derivatives and other invested assets

Derivatives and other invested assets consist of investments in derivative financial instruments and other miscellaneous investments.

Derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from independent sources. In addition, the Company models many of these instruments internally. These quotations are compared to internally derived prices and a price challenge is lodged with the independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. Ultimately, the Company accepts the final price obtained from an independent source as its measurement of fair value for these instruments. Changes in the fair value of these instruments are recorded as unrealized capital gains and losses in surplus. Gains and losses realized on the termination, closing or assignment of contracts are recorded as realized capital gains and losses. Amounts receivable and payable are accrued.

m.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with maturities of three months or less to be cash and cash equivalents.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Investments in money market mutual funds, commercial paper, and securities purchased under agreements to resell are classified as short-term investments.

The Company has entered into contracts for securities purchased under agreements to resell whereby the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. Securities purchased under agreements to resell are accounted for as collateralized loans, with the cash paid for the securities included in the Statutory Statements of Cash Flows as a short-term investment. The underlying securities are not recorded as investments owned by the Company, but instead serve as collateral related to these short-term investments. The difference between the amount paid and the amount at which the securities will be subsequently resold is reported as interest income in net investment income. At purchase, the Company requires collateral in the form of securities having a fair value of a minimum of 102% of the securities’ purchase price. If at anytime the fair value of the collateral declines to less than 100% of the securities’ purchase price, the counterparty is obligated to provide additional collateral to bring the total collateral held by the Company to at least 102% of the securities’ purchase price.

The carrying value reported in the Statutory Statements of Financial Position for these instruments approximates the fair value.

n.	Securities lending

The Company participates in securities lending whereby certain securities are loaned to third-party brokers. The lending is either fee-based with securities as collateral or requires cash collateral. The Company retains control over loaned securities, which remain assets of the Company and are not removed from the accounting records. The Company has the ability to sell the securities while on loan and has the right to terminate a lending agreement at any time without penalty.

Under fee-based lending, the Company’s policy requires that a minimum of 102% of the fair value of the loaned securities be held in securities separately at third-party institutions as collateral. The collateral may include U.S. Treasury securities, agency bonds, agency mortgage-backed securities and investment grade corporate bonds. If at any time the fair value of the collateral declines to less than 102% of the loaned securities’ fair value, the counterparty is obligated to provide additional collateral to bring the total collateral held on behalf of the Company to at least 102% of the loaned securities’ fair value. The Company does not record or have use of the collateral. Fees received for loaning the securities, net of direct expenses, are recorded in net investment income.

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Under cash collateral lending, the Company’s policy requires that a minimum of 102% of the fair value of the loaned securities be held in cash collateral, which is recorded in other liabilities as a payable and in assets as cash on the Statutory Statements of Financial Position. Interest received on investment of the cash collateral, net of a rebate rate paid to the borrower, is recorded in net investment income.

o.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) impaired bonds and mortgage loans more than 60 days past due; (c) bonds and mortgage loans delinquent more than 90 days or where collection of interest is improbable; (d) rent in arrears for more than 90 days; and (e) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

p.	Other than invested assets

Other than invested assets primarily includes deferred and uncollected premium, reinsurance recoverables, other receivable items, and fixed assets.

Fixed assets are included in other than invested assets at cost less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets. Estimated lives range from up to fifteen years for leasehold improvements and up to ten years for all other fixed assets. Most unamortized software and office equipment are nonadmitted assets.

Goodwill, which consisted of a management contract assumed when the ownership of an affiliate was transferred to the Company in 2006, was fully amortized as of December 31, 2008. Goodwill of $3 million was amortized as an unrealized capital loss in 2008. In those instances when goodwill results from the purchase of a subsidiary, it shall be amortized as an unrealized capital loss over the period in which the acquiring entity benefits economically, not to exceed ten years. Alternatively, had the goodwill resulted from certain types of assumption reinsurance it would be amortized to operations over the period in which the assuming entity benefits economically, not to exceed ten years.

q.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC include furniture, certain electronic data processing equipment, unamortized software, the amount of the deferred tax asset (subject to certain limitations) that will not be realized by the end of the next calendar year, the pension plan asset, the disallowed interest maintenance reserve (in a net asset position), certain investments in partnerships for which audits are not performed, certain intangible assets, certain other receivables, advances and prepayments, and related party amounts outstanding greater than 90 days from the due date. Such amounts are excluded from the Statutory Statements of Financial Position.

r.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of individual and group variable annuity, variable life and other insurance contract/policyholders to meet specific investment objectives. Separate account assets consist principally of marketable securities reported at fair value. Except for seed money as noted below, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. The Company’s revenue reflects fees charged to the separate accounts, including administrative and investment advisory fees.

The Company may transfer investments from the general account to seed separate accounts. Investments transferred to separate accounts are transferred at fair market value on the date the transaction occurs. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest

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in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the separate account sells the underlying asset during the normal course of business. Losses associated with these transfers are recognized immediately.

Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts for which the contract/policyholder assumes the investment risk; and guaranteed separate accounts for which the Company contractually guarantees either a minimum return or minimum account value to the contract/policyholder. For certain guaranteed separate account products such as interest rate guarantee and indexed separate accounts, reserve adequacy is performed on a contract by contract basis using, as applicable, prescribed interest rates, mortality rates, and asset risk deductions. If the outcome from this adequacy analysis produces a deficiency relative to the current account value, a liability is recorded in Policyholders’ reserves or Liabilities for deposit-type contracts in the Statutory Statements of Financial Position with the corresponding change in the liability recorded as Change in policyholders’ reserves or Policyholders’ benefits in the Statutory Statements of Income.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Income. Investment income and realized capital gains and losses on the assets of separate accounts accrue to contract/policyholders and are not recorded in the Statutory Statements of Income. Unrealized capital gains and losses on assets of separate accounts accrue to contract/policyholders and, accordingly, are reflected in the separate account liability to the contract/policyholder.

s.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force.

Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the American Experience and the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary mortality tables with assumed interest rates. Reserves for disability riders associated with life contracts are calculated using morbidity rates from the 1952 Period 2 Intercompany Disability Table.

Reserves for individual payout annuities are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method (“CARVM”) using applicable interest rates and mortality tables, primarily 1971 and 1983 Individual Annuity Mortality and Annuity 2000. The primary risk for payout annuities is the risk that the company may have insufficient investment income to fund the required interest and for those which have a life contingency element, that the annuitant might live longer than the mortality tables predict.

Reserves for individual fixed deferred annuities are developed using accepted actuarial methods computed principally under the CARVM using applicable interest rates and mortality tables, primarily 1971 and 1983 Individual Annuity Mortality and Annuity 2000. The primary risk for fixed deferred annuities is that insufficient investment income is earned to fund the minimum guarantees or that customers may choose to withdraw funds in an environment where interest rates have increased significantly in a very short period of time.

Reserves for individual variable deferred annuities are developed using accepted actuarial methods computed principally under the CARVM using applicable interest rates and mortality tables, primarily the 1994 Minimum Guaranteed Death Benefit. Additional reserves are calculated to specifically fund guaranteed minimum death benefits (“GMDBs”) and variable annuity guaranteed living benefits (“VAGLBs”). The death benefit reserve essentially assumes a market drop and subsequent recovery under the CARVM rules to calculate a reserve. The guaranteed living benefit reserves are currently an accumulation of charges collected on the benefits. Both the GMDBs and VAGLBs are subject to asset adequacy testing required under the actuarial guidelines to determine whether additional reserves need to be established. Such testing is performed reflecting all benefits and guarantees associated with the variable annuity contracts, as well as all expenses and charges associated with those contracts. The Company

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performs this testing on a stochastic basis using scenarios from the American Academy of Actuaries. Assumptions used for policyholder behavior (lapses, partial withdrawals, annuitization, and additional premiums), mortality, expenses and commissions, investment management fees and taxes are consistent with those used for basic asset adequacy testing. The key drivers for these reserves are equity market levels, policyholder elections for our guaranteed minimum income benefits (“GMIBs”), expenses and interest rates.

Disability income policy reserves are generally calculated using the two-year preliminary term method and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and the 1985 Commissioners’ Individual Disability Table A with assumed interest and mortality rates in accordance with applicable statutes and regulations.

Disabled life claim reserves are generally calculated using actuarially accepted methodology and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and 1985 Commissioners’ Individual Disability Tables A and C with assumed interest rates in accordance with applicable statutes and regulations.

Long-term care policy reserves are generally calculated using the one-year preliminary term method and actuarially accepted morbidity, mortality and lapse tables with assumed interest rates in accordance with applicable statutes and regulations.

Long-term care claim reserves are generally calculated using actuarially accepted methodology and actuarially accepted morbidity tables with assumed interest rates in accordance with applicable statutes and regulations.

Unpaid claims and claim expense reserves are related to disability and long-term care claims. Unpaid disability claim liabilities are projected based on the average of the last three disability payments paid prior to the valuation date. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and ongoing claims. Interest accrued on reserves is calculated by applying NAIC prescribed interest rates to the average reserves by incurral year.

Tabular interest, tabular less actual reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC annual statement instructions. Traditional life, permanent and term products use a formula that applies a weighted-average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula which applies a weighted-average credited rate to the mean account value. For contracts without an account value (e.g., a Single Premium Immediate Annuity), a weighted-average statutory valuation rate is applied to the mean statutory reserve.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The same reserve methods applied to standard policies are used for substandard reserve calculations that are based on a substandard mortality rate (a multiple of standard reserve tables).

The Company had total life insurance in force of $365,078 million and $347,667 million as of December 31, 2008 and 2007, respectively. Of this total, the Company had $31,692 million and $39,500 million of life insurance in force as of December 31, 2008 and 2007, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Division. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use industry standard mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers.

Certain variable universal life and universal life contracts include features that ensure continued death

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benefit coverage such as GMDBs, or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. Features of GMDBs and other guarantees provide a death benefit if the contract holder dies and the value of the obligation under contract exceeds the assets under contract. The value of the obligation is based on the premium paid less policy charges, amounts withdrawn, and a surrender charge. The liability for GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

Certain individual variable annuity products issued by the Company offer GMDBs and VAGLBs. The primary types of VAGLBs offered by the Company are guaranteed minimum accumulation benefits (“GMABs”), guaranteed minimum income benefits (“GMIBs”), and guaranteed minimum withdrawal benefits (“GMWBs”). The liabilities for GMDBs and VAGLBs are included in policyholders’ reserves and the related changes in these liabilities are included in change in policyholders’ reserves. The Company’s GMDB and VAGLB reserves are calculated in accordance with actuarial guidelines.

Annuity GMDBs provide a death benefit if the contract value is less than the guaranteed minimum amount. Some contracts provide that guarantee upon the contract owner’s death while others provide it upon the annuitant’s death. This amount may be based on a return of premium (the premium paid less amounts withdrawn), a roll-up (an accumulation of premium at a specified interest rate adjusted for withdrawals), a reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset), or a ratchet (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset). For an annuity contract, a decline in the stock market causing the contract value to fall below the specified amount will increase the net amount at risk, which is the GMDB in excess of the contract value.

In general, VAGLBs require adherence to a Company approved asset allocation strategy. Election of a VAGLB is generally only available at contract issue.

GMABs provide the annuity contract holder with a guaranteed minimum account value at the end of the product’s guarantee period. If the account value is below that guarantee at the end of the period, the account value is increased to the guaranteed level and the contract continues from that point. Options for the guarantee period are ten and twenty years.

GMIBs provide the annuity contract holder with a guaranteed minimum payment when the contract is annuitized. The GMIB would be beneficial to the contract holder if the contract holder’s account value would otherwise not provide a higher annuitization value using currently offered rates at the time of annuitization. GMIB benefits generally anticipate payout between ages 60 and 90. GMIBs cannot be exercised within ten years of contract issuance. The Company first issued these benefits in 2002.

As of January 1, 2008, certain individual variable annuity products issued by the Company offer GMWBs. GMWBs provide the annuity contract holder with a guarantee that a minimum amount will be available for withdrawal annually for life regardless of the contract value. Reserves for GMWBs are based on actuarial principles for these types of guarantees.

All policyholders’ reserves and accruals are based on the various estimates discussed previously and are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

t.	Liabilities for deposit-type contracts

Liabilities for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market rates.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

u.	Policyholders’ dividends

The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends expected to be paid to policyholders in the following year. Policyholders’ dividends incurred are recorded in the Statutory Statements of Income. Dividends expected to be paid to policyholders in the following year are approved annually by the Company’s Board of Directors. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses, and income tax charges. Settlement dividends are an extra dividend payable at termination of a policy upon maturity, death, or surrender.

v.	Asset valuation reserve

The Company maintains an asset valuation reserve (“AVR”). The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships and LLCs as well as credit-related declines in the value of bonds, mortgage loans, and certain derivatives to the extent that AVR is greater than zero for the appropriate asset category. The AVR is reported in the Statutory Statements of Financial Position and the change in AVR is reported in the Statutory Statements of Changes in Surplus.

w.	Securities sold under agreements to repurchase

The Company has entered into contracts for securities sold under agreements to repurchase whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. Securities sold with agreement to repurchase are accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability and the underlying securities recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense, a component of investment expense which is reported in net investment income on the Statutory Statements of Income. The Company utilizes the proceeds from these agreements to make investments in short-term or cash equivalent investments.

The Company provides collateral as dictated by the agreements to the counterparty in exchange for a loan amount. If the fair value of the securities sold becomes less than the loan amount, the counterparty may require additional collateral.

x.	Commercial paper

The Company issues commercial paper in the form of unsecured notes (“Notes”) in minimum denominations of $250 thousand up to a total aggregation of $1 billion. These Notes have maturities up to a maximum of 270 days from the date of issue and are sold at par less a discount representing an interest factor or, if interest bearing, at par. The Notes are not redeemable or subject to voluntary prepayments by the Company. Interest on the Notes is calculated using a 360-day year based on the actual number of days elapsed. Commercial paper is reported as a liability on the Company’s Statutory Statements of Financial Position. Due to the short-term nature of the Notes, the carrying value is assumed to approximate fair value.

y.	Other liabilities

Other liabilities primarily include liabilities related to derivative payables, amounts held for agents, and other payable items.

z.	Participating contracts

Participating contracts are those contracts that share in the equity of the Company. Participating contracts issued by the Company represented 68% and 67% of the Company’s policyholders’ reserves and liabilities for deposit-type contracts as of December 31, 2008 and 2007, respectively.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

aa.	Reinsurance

The Company enters into reinsurance agreements with other insurance companies in the normal course of business in order to limit its insurance risk. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. Premium income, benefits to policyholders, and policyholders’ reserves are stated net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance reserve adjustments on reinsurance ceded are recorded as revenue.

bb.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized as revenue when received. Disability income premium is recognized as revenue when due.

Premium revenue is offset by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s new premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

cc.	Realized and unrealized capital gains and losses

Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the interest maintenance reserve (“IMR”) and gains and losses of the separate accounts. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related derivative activities are deferred into the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses are recorded as a change in surplus.

dd.	Employee compensation plans

The Company’s long-term incentive compensation plan was effective as of January 1, 2008 under which certain employees of the Company and its subsidiaries may be issued phantom share-based compensation awards. These awards include Phantom Stock Appreciation Rights (“PSAR”) and Phantom Restricted Stock (“PRS”). These awards do not grant an equity or ownership interest in the Company.

PSAR grant the participant the right to receive the appreciation in phantom stock price over the award period, providing an individual with the opportunity to share in the increase in total enterprise value. Awards can only be settled in cash equal to the gain, if any, related to the number of PSAR exercised. PSAR cliff vest at the end of three years and expire five years after the date of grant. Vested PSAR may be exercised during quarterly two-week exercise periods prior to expiration. The compensation expense for an individual award is recognized over the service period.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

PRS provides an individual with the opportunity to receive the full phantom share value (grant price plus any future appreciation in share price) over the award period. PRS vests on a graded basis over five years, one third per year after years three, four and five and are paid upon vesting. On each vesting date, a lump sum cash settlement is paid to the participant based on the number of shares vested multiplied by the most recent calculated phantom stock price. Compensation expense is recognized on the accelerated attribution method. The accelerated attribution method recognizes compensation expense over the vesting period by which each separate payout year is treated as if it were, in substance, a separate award.

All awards granted under the Company plans are liability classified awards. Compensation costs are based on the most recent quarterly calculated intrinsic value of the PSAR and PRS considering vesting provisions, net of forfeiture assumptions and are included in the Statutory Statements of Financial Position as general expenses due or accrued. The compensation expense for an individual award is recognized over the service period. The cumulative compensation expense for all outstanding awards in any period is equal to the change in calculated liability period over period. The requisite service period for the awards is the vesting period. Awards contain vesting conditions, whereby employees’ unvested awards immediately vest at the time of retirement, death, or disability with a one year exercise period after termination. A formula has been established, which serves as the basis for the phantom share price, based on the Company and its subsidiaries’ core operating earnings. This phantom share price will be calculated and communicated to all participants quarterly and used in calculating the liability of the Company based on intrinsic value.

ee.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Current tax expense is reported on the income statement as federal income tax expense if resulting from operations, and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within surplus. Changes to deferred income taxes are reported on various lines within surplus. Limitations of deferred income taxes are recorded on the change in nonadmitted assets line, whereas, deferred taxes associated with net unrealized capital gains (losses) are shown within that caption on a net basis. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates that differ from the federal statutory tax rate.

3.	New accounting standards

In September 2008, the NAIC issued SSAP No. 99, “Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment,” with an effective date of January 1, 2009. This statement establishes the statutory accounting principles for the treatment of premium or discount applicable to certain securities subsequent to the recognition of an other-than-temporary impairment. The Company is in the process of assessing the impact of this statement.

In December 2008, the NAIC issued SSAP No. 91(R), “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” with an effective date of January 1, 2009. This statement adopts the revisions to FAS No. 156, “Accounting for Servicing of Financial Assets, an amendment of FASB Statement No. 140,” requiring that all servicing assets and servicing liabilities should initially be measured at fair value. Consistent with these revisions, this SSAP adopts guidance from FAS No. 156 requiring the inclusion of separately recognized servicing assets and servicing liabilities in the calculation of proceeds from the sale of assets and modifies the illustrations included within SSAP No. 91 accordingly. This SSAP rejects the optionality provided within FAS No. 156 for subsequent measurement of servicing assets and servicing liabilities at fair value or cost, but revises the SSAP No. 91 accounting measurement method for such items to a fair value measurement method. This SSAP confirms adoption of guidance previously adopted from FAS No. 140 regarding servicing assets and servicing liabilities established from the transfer of financial assets to a qualifying special purpose entity in a guaranteed mortgage securitization in which the transferor retains all of the resulting securities. This SSAP also adopts

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

nonsubstantive revisions from FAS No. 156 in which the term “retained interests” is replaced with “interests that continue to be held by the transferor,” with amendments to the definition to exclude servicing assets and servicing liabilities. The Company is in the process of assessing the impact of this statement.

In January 2009, the NAIC issued SSAP No. 98, “Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, and Amendment of SSAP No. 43 – Loan-backed and Structured Securities,” which is effective for quarterly and annual reporting periods beginning on or after January 1, 2009. SSAP No. 98 requires that a structured or loaned-backed security that is other-than-temporarily impaired be written down to fair value and recognized in net realized capital gains (losses). Prior to this amendment, an impairment write-down of structured and loaned-backed security was based on that security’s undiscounted cash flows. SSAP No. 98 clarifies that an interest related decline in value should be deemed other-than-temporary only when the investor has the intent to sell the investment, at the reporting date, before recovery of the investment. Credit related other-than-temporary impairment losses shall be recorded through the AVR; interest related other-than-temporary impairment losses shall be recorded through the IMR. The estimated impact on total assets, net income, and surplus of applying SSAP No. 98 as of December 31, 2008 of approximately $275 million resulting from residential mortgage-backed securities and collateralized debt obligations as disclosed in the statutory financial statements represents management’s best estimates and assumptions. The impact of applying SSAP No. 98 to other types of structured securities has not yet been determined, but may adversely impact the results of operations and financial condition.

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality, or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2008
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U. S. government	$9,401	$1,696	$5	$11,092
All other governments	115	34	-	149
States, territories and possessions	1,062	38	14	1,086
Special revenue	3,066	169	16	3,219
Public utilities	1,528	25	101	1,452
Industrial and miscellaneous	26,721	661	4,635	22,747
Credit tenant loans	170	7	-	177
Parent, subsidiaries and affiliates	3,102	29	542	2,589

Total	$45,165	$2,659	$5,313	$42,511

Note: The carrying value in this table includes $84 million of unrealized losses on NAIC category 6 bonds which are not included in gross unrealized losses.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2007
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U. S. government	$4,945	$389	$4	$5,330
All other governments	122	24	-	146
States, territories and possessions	33	-	1	32
Special revenue	4,293	60	17	4,336
Public utilities	1,440	46	17	1,469
Industrial and miscellaneous	26,762	691	592	26,861
Credit tenant loans	189	11	-	200
Parent, subsidiaries and affiliates	2,427	6	74	2,359

Total	$40,211	$1,227	$705	$40,733

Note: The carrying value in this table includes $39 million of unrealized gains related to foreign currency amounts recorded in surplus and $8 million of unrealized losses on NAIC category 6 bonds which are not included in unrealized losses.

The table below sets forth the Securities Valuation Office ratings for the bond portfolio along with what the Company believes were the equivalent rating agency designations:

		December 31,
		2008		2007
NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total
		($ In Millions)
1	Aaa/Aa/A	$31,504	70%	$27,245	68%
2	Baa	10,004	22	9,299	23
3	Ba	1,504	3	1,601	4
4	B	1,438	4	1,640	4
5	Caa and lower	521	1	363	1
6	In or near default	194	-	63	-

	Total	$45,165	100%	$40,211	100%

As a result of the continuing decline in the credit markets, certain bonds may have a credit quality rating which is lower than the December 31, 2008 NAIC class and equivalent rating agency designations in the above table.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the carrying value and fair value of bonds as of December 31, 2008 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Securities that are not due on a single maturity date are included as of the final maturity date.

	Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$2,577	$2,540
Due after one year through five years	9,526	8,627
Due after five years through ten years	9,799	8,722
Due after ten years	23,263	22,622

Total	$45,165	$42,511

The proceeds from sales, gross realized capital gain and loss activity on sales and other-than-temporary impairments on bonds were as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Proceeds from sales	$6,582	$4,411	$6,747
Gross realized capital gains on sales	684	95	90
Gross realized capital losses on sales	(431)	(43)	(87)
Other-than-temporary impairments	(1,018)	(504)	(32)

Of the $1,018 million of other-than-temporary impairments, 30% were determined using internally developed models.

Portions of realized capital gains and losses which were determined to be interest related were deferred into the IMR.

The book values of investments were written down when a decline in value was considered to be other-than-temporary. Through December 31, 2008, the Company recognized $1,018 million of impairment losses on bonds. The impact to surplus was reduced by a release of AVR, $131 million of which was from the bond component. The Company employed a systematic methodology to evaluate all declines in fair value. The methodology to evaluate declines in value used a quantitative and qualitative process ensuring that available evidence concerning the declines was evaluated in a disciplined manner.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31, 2008 and 2007.

	December 31, 2008
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U. S. government	$202	$4	37	$20	$1	28
All other governments	-	-	-	-	-	-
States, territories and possessions	367	10	29	24	3	1
Special revenue	209	12	36	41	4	9
Public utilities	734	59	87	202	42	27
Industrial and miscellaneous	10,520	1,788	1,240	5,228	2,928	655
Credit tenant loans	58	4	6	-	-	-
Parent, subsidiaries and affiliates	849	249	8	429	293	7

Total	$12,939	$2,126	1,443	$5,944	$3,271	727

Note: The unrealized losses in this table include $84 million of unrealized losses on NAIC category 6 bonds.

For industrial and miscellaneous, the majority of the unrealized losses in both categories above continued to grow as the widening of credit spreads, the continuing decline in the credit markets, liquidity, bank loan values, and other uncertainties were reflected in current market values. These factors continue to impact the value of RMBS bonds and have now spread to the broader bond market significantly affecting values in leveraged loans and CMBS. Deterioration of underlying collateral, downgrades of credit ratings, or other factors may lead to further declines in value.

	December 31, 2007
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U. S. government	$222	$1	7	$155	$3	115
All other governments	25	-	3	2	-	4
States, territories and possessions	-	-	1	30	1	2
Special revenue	708	1	29	909	16	65
Public utilities	147	3	38	333	14	44
Industrial and miscellaneous	7,829	391	1,129	4,937	187	416
Credit tenant loans	45	-	2	-	-	-
Parent, subsidiaries and affiliates	426	56	11	52	1	3

Total	$9,402	$452	1,220	$6,418	$222	649

Note: The unrealized losses in this table include $39 million of unrealized gains related to foreign currency amounts recorded in surplus and $8 million of unrealized losses on NAIC category 6 bonds.

For industrial and miscellaneous, the majority of the unrealized losses less than 12 months, as of December 31, 2007 were in RMBS and resulted from the widening of credit spreads and continuing decline in the credit markets.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Based on the Company’s policies as discussed in Note 2d, as of December 31, 2008 and 2007, the Company has not deemed these investments to be other-than-temporarily impaired because the book value of the investments is expected to be realized based on our analysis of fair value or, undiscounted cash flows for structured securities, and the Company has the ability and intent not to sell these investments until recovery, which may be maturity.

The Company did not sell any securities at a loss or in a loss position with the NAIC’s designation 3 or below through the years ended December 31, 2008 or 2007 that were reacquired within 30 days of the sale date.

The Company had assets which were on deposit with government authorities or trustees as required by law in the amount of $45 million as of December 31, 2008 and $43 million as of December 31, 2007.

Residential mortgage-backed exposure

The Company holds certain investments backed by pools of residential mortgages. The majority of these investments are included in bonds. The mortgages in these pools have varying risk characteristics and are commonly categorized as being of U.S. government agency, non-agency prime, Alt-A and subprime borrower quality. The mortgage collateral classified as U.S. government agency is considered of the lowest relative risk while those classified as subprime are of the highest relative risk. The Alt-A category includes option adjustable rate mortgages, and the subprime category includes “scratch and dent” or reperforming pools, high loan-to-value pools, and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

As of December 31, 2008, of the $26,721 million of industrial and miscellaneous bonds, the Company had $10,028 million of RMBS bonds, including Collateralized Debt Obligations (“CDOs”) and other bonds with residential mortgage exposure, of which $5,401 million was prime, $3,109 million was Alt-A and $1,518 million was subprime. As of December 31, 2007, of the $26,762 million of industrial and miscellaneous bonds, the Company had $12,286 million of RMBS bonds, including CDOs and other bonds with residential mortgage exposure, of which $7,629 million was prime, $3,419 million was Alt-A and $1,238 million was subprime.

Beginning in 2007, market conditions for Alt-A and subprime investments deteriorated due to higher delinquencies, reduced home prices, and reduced refinancing opportunities. This market turbulence has spread to other credit markets. It is unclear how long it will take for a return to more liquid market conditions.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The actual cost, carrying value, fair value, and related gross realized losses from other-than-temporary impairments of the Company’s bond investments with significant Alt-A or subprime exposure were as follows:

	December 31, 2008			Year Ended December 31, 2008
	Actual Cost	Carrying Value	Fair Value	Other-Than- Temporary Impairments
	(In Millions)
Alt-A:
Residential mortgage-backed securities	$3,778	$3,027	$1,625	$(579)
Collateralized debt obligations	88	82	82	(19)
Other bonds	-	-	-	-

Total Alt-A	3,866	3,109	1,707	(598)
Subprime:
Residential mortgage-backed securities	1,779	1,517	1,139	(151)
Collateralized debt obligations	13	1	1	(4)

Total subprime	1,792	1,518	1,140	(155)

Total Alt-A and subprime	$5,658	$4,627	$2,847	$(753)

Note: The actual cost in this table is reduced by paydowns and other maturities.

	December 31, 2007			Year Ended December 31, 2007
	Actual Cost	Carrying Value	Fair Value	Other-Than- Temporary Impairments
	(In Millions)
Alt-A:
Residential mortgage-backed securities	$3,540	$3,346	$3,183	$(205)
Collateralized debt obligations	112	21	17	(97)
Other bonds	52	52	52	-

Total Alt-A	3,704	3,419	3,252	(302)
Subprime:
Residential mortgage-backed securities	1,356	1,237	1,183	(123)
Collateralized debt obligations	23	1	3	(23)

Total subprime	1,379	1,238	1,186	(146)

Total Alt-A and subprime	$5,083	$4,657	$4,438	$(448)

Note: The actual cost in this table is reduced by paydowns and other maturities.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following tables show the percentage by statement value of Alt-A and subprime residential mortgage-backed securities by vintage (representing the year the pool of loans was originated) and nationally recognized credit quality ratings as of December 31, 2008 and 2007:

	December 31, 2008
Year	AAA	AA	A	BBB	BB and below	Total
2008	0.2%	-%	-%	-%	-%	0.2%
2007	5.9	1.3	0.1	0.7	1.7	9.7
2006	32.3	2.3	1.0	0.9	0.9	37.4
2005 and prior	39.9	10.2	1.3	0.9	0.4	52.7

Total	78.3%	13.8%	2.4%	2.5%	3.0%	100.0%

	December 31, 2007
Year	AAA	AA	A	BBB	BB and below	Total
2007	9.5%	1.0%	0.1%	0.2%	-%	10.8%
2006	37.8	1.2	0.2	0.8	0.4	40.4
2005 and prior	41.0	6.6	0.7	0.4	0.1	48.8

Total	88.3%	8.8%	1.0%	1.4%	0.5%	100.0%

Subsequent to the financial statement date, there were additional credit downgrades for securities backed by residential mortgage pools, which were held by the Company. However, such downgrades did not significantly change the overall credit quality mix of the RMBS portfolio.

Leveraged loan exposure

Leveraged loans are loans extended to companies or individuals that already have considerable amounts of debt. The Company holds leveraged loans as bonds with interest rates that are higher than typical loans that reflect the additional risk of default from issuers with high debt-to-equity ratios. The actual cost, carrying value, fair value, and related gross realized losses from other-than-temporary impairments of the Company’s domestic and European leveraged loans were as follows:

	December 31, 2008			Year Ended December 31, 2008
	Actual Cost	Carrying Value	Fair Value	Other-Than- Temporary Impairments
	(In Millions)
Domestic leveraged loans	$1,802	$1,728	$1,304	$(56)
Domestic leveraged loan CDOs	929	881	447	(30)

Total domestic leveraged loans and CDOs	$2,731	$2,609	$1,751	$(86)

European leveraged loans	$911	$888	$388	$(51)

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2007			Year Ended December 31, 2007
	Actual Cost	Carrying Value	Fair Value	Other-Than- Temporary Impairments
	(In Millions)
Domestic leveraged loans	$2,085	$2,082	$2,029	$(3)
Domestic leveraged loan CDOs	734	714	677	(17)

Total domestic leveraged loans and CDOs	$2,819	$2,796	$2,706	$(20)

European leveraged loans	$986	$1,046	$1,013	$-

Note: The actual cost in these tables is reduced by paydowns and other maturities.

Commercial mortgage-backed exposure

The Company holds certain bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance, and the return provided to the borrower from the underlying collateral. These investments had actual cost of $3,422 million, fair value of $2,720 million and related gross realized losses from other-than-temporary impairments of $2 million as of December 31, 2008. These investments had actual cost of $3,334 million, fair value of $3,341 million and related gross realized losses from other-than-temporary impairments of $3 million as of December 31, 2007.

b.	Preferred stocks

The Company held preferred stocks with a carrying value of $126 million and fair value of $91 million as of December 31, 2008. The Company held preferred stocks with a carrying value of and fair value of $152 million as of December 31, 2007.

The realized gain and loss activity of preferred stocks was as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Gross realized capital gains on sales	$2	$5	$17
Gross realized capital losses on sales	(10)	-	-
Other-than-temporary impairments	(36)	(24)	(1)

As of December 31, 2008, the Company had no preferred stock with Alt-A or subprime exposure. As of December 31, 2007, the Company had preferred stock with Alt-A exposure to residential mortgage-backed securities with cost, carrying value, and fair value of $3 million.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $124 million as of December 31, 2008 and $139 million as of December 31, 2007.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2008	2007
	(In Millions)
Adjusted cost basis	$338	$579
Gross unrealized gains	37	215
Gross unrealized losses	(110)	(29)

Carrying value	$265	$765

The realized gain and loss activity of unaffiliated common stocks was as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Gross realized capital gains on sales	$105	$184	$224
Gross realized capital losses on sales	(86)	(39)	(33)
Other-than-temporary impairments	(34)	(38)	(8)

As of December 31, 2008, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $137 million in 554 issuers. These holdings were in an unrealized loss position of $110 million, $50 million of which were in an unrealized loss position more than 12 months. As of December 31, 2007, investments in unaffiliated common stocks with an unrealized loss position included holdings with a fair value of $197 million in 405 issuers. These holdings were in an unrealized loss position of $29 million, $4 million of which were in an unrealized loss position more than 12 months. Based upon the Company’s impairment review process discussed in Note 2g, the decline in value of these securities was not considered to be other-than-temporary as of December 31, 2008 or 2007.

The Company held no common stocks with exposure to residential mortgage-backed securities as of December 31, 2008 and $15 million as of December 31, 2007.

The Company held common stocks for which the transfer of ownership was restricted by contractual requirements with a carrying value of $67 million as of December 31, 2008 and a carrying value of $134 million as of December 31, 2007.

d.	Mortgage loans

Mortgage loans, comprised of commercial mortgage loans and residential mortgage loan pools, were $11,876 million as of December 31, 2008 and $11,402 million as of December 31, 2007. There was a valuation allowance of $58 million recorded as of December 31, 2008 and no valuation allowance recorded as of December 31, 2007. The Company’s commercial mortgage loans primarily finance various types of commercial real estate properties throughout the United States and Canada. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (“FHA”) and Veterans Administration (“VA”) guarantees.

On occasion, the Company advances funds for the payment of taxes, assessments and other amounts such as real estate taxes, legal bills, and appraisals prepared by a Member Appraisal Institute designated appraiser to protect collateral. Typically, advances are made on problem loans for which the Company is in negotiations with the borrower. To the extent that advances are not recoverable, they are written off as a

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

realized loss upon the disposition of the mortgage loan. Taxes, assessments and other amounts advanced on behalf of a third party, not included in the mortgage loan carrying value total, were less than $1 million as of December 31, 2008 and 2007.

As of December 31, 2008, scheduled mortgage loan maturities, net of valuation allowances, were as follows (in millions):

2009	$587
2010	1,025
2011	1,329
2012	1,546
2013	771
Thereafter	4,011

Commercial mortgage loans	9,269
Residential mortgage loan pools	2,607

Total mortgage loans	$11,876

Included in commercial mortgage loans in the above table were mezzanine loans of $144 million as of December 31, 2008.

As of December 31, 2008 and 2007, mortgage loan lending rates, including fixed and variable, on the portfolio of mortgage loans were:

	December 31, 2008			December 31, 2007
	Low	High	Weighted Average	Low	High	Weighted Average
Commercial mortgages	1.9%	10.4%	5.7%	3.9%	10.4%	6.1%
Residential mortgage loan pools	4.0%	13.7%	6.5%	4.2%	13.7%	6.7%
Mezzanine mortgages	4.0%	18.0%	10.4%	8.0%	18.0%	11.4%

During the years ended December 31, 2008 and 2007, mortgage loan lending rates, including fixed and variable, on new issues were:

	2008		2007
	Low	High	Low	High
Commercial mortgages	1.9%	6.6%	4.8%	8.9%
Residential mortgage loan pools	5.9%	6.8%	5.6%	7.2%
Mezzanine mortgages	9.0%	12.0%	8.0%	14.0%

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 89.5% as of December 31, 2008 and 2007. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 97.5% as of December 31, 2008 and 2007.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The gain and loss activity of mortgage loans was as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Gross realized investment gains	$15	$17	$26
Gross realized investment losses	(10)	(2)	(5)
Write-offs	-	(21)	-
Other-than-temporary impairments	(1)	-	-

As of December 31, 2008 and 2007, the Company had no restructured loans. Restructured loans typically have been modified to defer a portion of the contracted interest payments to future periods. No interest was deferred to future periods for the years ended December 31, 2008 or 2007.

Interest deferred to future periods from mortgage loans on properties under development was $6 million for the year ended December 31, 2008 and $8 million for the year ended December 31, 2007.

During 2007, the Company wrote-off one mortgage loan that was foreclosed. The $22 million loss related to this loan was recorded as a realized capital loss.

The Company does not originate any residential mortgages but invests in residential mortgage loan pools which may contain mortgages of subprime credit quality. As of December 31, 2008 and 2007, the Company had no direct subprime exposure through the origination of residential mortgage loans or purchases of unsecuritized whole-loan pools. The Company purchases seasoned loan pools, most of which are FHA insured or VA guaranteed. The Company had mortgages with residential mortgage-backed exposure with a carrying value of $2,607 million as of December 31, 2008 and $2,660 million as of December 31, 2007, most of were FHA insured or VA guaranteed.

Impaired mortgage loans consisted of the following:

	December 31,
	2008	2007	2006
	(In Millions)
Impaired mortgage loans with valuation allowance	$218	$-	$22
Less valuation allowance on impaired loans	(58)	-	(22)

Net carrying value of impaired mortgage loans	$160	$-	$-

Average recorded investment in impaired loans	$160	$-	$21

There was no interest income on impaired loans for the years ended December 31, 2008 or 2007, and $2 million for the year ended December 31, 2006.

There were no mortgage loans with interest more than 180 days past due as of December 31, 2008 or 2007.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The geographic distribution of mortgage loans was as follows:

	December 31,
	2008	2007
	(In Millions)
California	$2,368	$2,319
Texas	999	621
Massachusetts	663	653
Illinois	527	506
Washington	384	373
Virginia	344	302
All other states	3,473	3,322
Canada	511	646

Total commercial mortgage loans	9,269	8,742
Residential mortgage loan pools	2,607	2,660

Total mortgage loans	$11,876	$11,402

Note: The all other states in this table consist of 42 states with individual mortgage loan exposures of $320 million or less.

Included in commercial mortgage loans in the above table were mezzanine loans in the amounts of $144 million as of December 31, 2008 and $159 million as of December 31, 2007.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. Surplus was not materially impacted by the geographical concentrations for the years ended December 31, 2008 or 2007.

Commercial mortgage loan exposure

The Company holds commercial mortgage loans for which it is the primary lender or where the Company is a secondary lender, often for a commercial property in development, which are classified as mezzanine loans. These loans have varying risk characteristics including among others the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, and the refinance risk associated with maturity of the loan and deteriorating collateral value.

The amortized cost, carrying value, fair value, and related gross realized losses from other-than-temporary impairments of the Company’s commercial mortgage loans were as follows:

	December 31, 2008			Year Ended December 31, 2008
	Amortized Cost	Carrying Value	Fair Value	Other-Than- Temporary Impairments	Valuation Allowance
	(In Millions)
Commercial mortgage loans excluding mezzanine loans	$9,158	$9,125	$8,935	$(1)	$(23)
Commercial mezzanine mortgage loans	180	144	128	-	(35)

Total commercial mortgage loans	$9,338	$9,269	$9,063	$(1)	$(58)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2007			Year Ended December 31, 2007
	Amortized Cost	Carrying Value	Fair Value	Other-Than- Temporary Impairments	Valuation Allowance
	(In Millions)
Commercial mortgage loans excluding mezzanine loans	$8,470	$8,583	$8,704	$-	$-
Commercial mezzanine mortgage loans	159	159	166	-	-

Total commercial mortgage loans	$8,629	$8,742	$8,870	$-	$-

The maturities of the Company’s mezzanine loan portfolio are as follows (in millions):

	Carrying Value	Fair Value
2009	$2	$2
2010	8	8
2011	78	70
2012	32	29
2013	17	16
Thereafter	7	3

Mezzanine loans	$144	$128

e.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2008	2007
	(In Millions)
Held for the production of income	$1,898	$1,758
Accumulated depreciation	(694)	(614)
Encumbrances	(282)	(257)

Held for the production of income, net	922	887

Held for sale	38	198
Accumulated depreciation	-	(41)
Encumbrances	-	-

Held for sale, net	38	157

Occupied by the Company	215	212
Accumulated depreciation	(90)	(80)

Occupied by the Company, net	125	132

Total real estate	$1,085	$1,176

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying value of non-income producing real estate was $40 million as of December 31, 2008, including a residential complex for $34 million an office complex for $6 million, and two land parcels for less than $1 million. The carrying value of non-income producing real estate was $57 million as of December 31, 2007, including one residential complex for $32 million, and three land parcels for $25 million, all but one of which were under development.

Depreciation expense on real estate was $89 million, for the year-ended December 31, 2008, $87 million for the year-ended December 31, 2007, and $85 million for the year-ended December 31, 2006.

The gain and loss activity of real estate investments was as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Gross realized capital gains on sales	$53	$208	$92
Gross realized capital losses on sales	(12)	(17)	(36)
Impairment losses	-	-	-

The Company invests in real estate as part of its diversified investment strategy. Properties are acquired and managed for net income growth and increasing value. Properties acquired through foreclosure are managed similarly. If a property in the portfolio is underperforming or is not expected to outperform the market in the future it is recommended for sale. Upon management’s approval for the sale of a property it is classified as held for sale. Properties acquired through foreclosure are classified as held for sale.

Of the fourteen properties classified as held for sale as of December 31, 2007, five single family residences, two hotels, two office complexes and a parcel of land were sold in 2008 for a net gain of $42 million. Also in 2008, one residential complex was reclassified as held for the production of income.

Through 2008, eight single family residences were acquired as part of an employee relocation program and classified as held for sale. Of these residences, three were sold for a loss of less than $1 million. As of December 31, 2008, the Company held eight properties classified as held for sale.

Of the ten properties classified as held for sale as of December 31, 2006, two single family residences, a retail center, an industrial complex, and three office complexes were sold for a net gain of $101 million. A condominium complex was reclassified from held for sale to held for the production of income after all available condominiums were sold. Another, all land, was split into two properties, a portion of this being kept in held for sale and the rest of the land reclassified to held for the production of income. Two of the properties, a single family residence and land, remained classified as held for sale as of December 31, 2007.

Through 2007, three hotels, two residential complexes, and three office complexes acquired in previous years were classified as held for sale. Of these eight properties, one hotel and one office complex were sold in 2007 for a net gain of $106 million. During 2007, ten single family residences were acquired as part of an employee relocation program and classified as held for sale. Four of these properties were sold for a net loss of less than $1 million. As of December 31, 2007, the Company held fourteen properties classified as held for sale.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Partnerships and limited liability companies

Partnership and LLC holdings, at carrying value, had characteristics of:

	December 31,
	2008	2007
	(In Millions)
Common stocks	$2,943	$3,007
Real estate	1,176	1,045
Preferred stocks	730	455
Low income housing tax credits (“LIHTCs”)	235	236
Mortgage loans	89	97
Other	47	35

Total	$5,220	$4,875

The gain and loss activity of partnerships and LLCs was as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Gross realized capital gains on sales	$18	$9	$67
Gross realized capital losses on sales	(1)	-	(2)
Other-than-temporary impairment losses	(397)	(98)	(9)

Residential mortgage-backed exposure

As of December 31, 2008, the Company did not hold any partnerships or LLCs with significant subprime exposure. For the year ended December 31, 2008, one partnership with significant Alt-A exposure held by the Company and liquidated prior to year end, Quantitative Enhanced Decisions Fund, had an actual cost of $78 million and related gross realized losses from current year other-than-temporary impairments of $43 million prior to liquidation.

As of December 31, 2007, one partnership with significant subprime exposure held by the Company, Merryall Fund, had an actual cost of $55 million, fair value and carrying value of $13 million, and related gross realized losses from other-than-temporary impairments of $28 million. One partnership with significant Alt-A exposure held by the Company, Quantitative Enhanced Decisions Fund, had an actual cost of $78 million, carrying value and fair value of $45 million, and related gross realized losses from other-than-temporary impairments of $35 million. Of the $98 million of other-than-temporary impairments, all were determined based on internally developed models.

Low income housing tax credit properties

The Company invests in partnerships which generate LIHTCs. These investments currently have unexpired tax credits which range from one to ten years and have an initial 15 year holding period requirement. As required by Statement of Statutory Accounting Principles (“SSAP”) No. 93, “Accounting for Low Income Housing Tax Credit Property Investments”, the other-than-temporary impairments for the year ended December 31, 2008 were $3 million including Boston Financial Equity Tax Credit III for $2 million and MM Guilford Fund for $1 million. The other-than-temporary impairments for the year ended December 31, 2007, were $4 million which consisted of Boston Financial Equity Tax Credit-III for $2 million, MM Guilford Fund for $1 million, and Boston Financial Equity Tax Credit I for $1 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

There were no write-downs or reclassifications made during the years ended December 31, 2008 or 2007 due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTCs currently subject to regulatory review.

g.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Bonds	$2,435	$2,448	$2,410
Preferred stocks	6	18	4
Common stocks - subsidiaries and affiliates	660	390	201
Common stocks - unaffiliated	27	52	66
Mortgage loans	712	702	626
Policy loans	657	606	557
Real estate	213	221	221
Partnerships and LLCs	290	445	293
Derivatives and other invested assets	266	150	181
Cash, cash equivalents and short-term investments	76	89	104

Subtotal investment income	5,342	5,121	4,663
Amortization of the IMR	(37)	(24)	(57)
Net gains (losses) from separate accounts	2	7	18
Less investment expenses	(444)	(487)	(469)

Net investment income	$4,863	$4,617	$4,155

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Net realized capital gains and losses

Net realized capital gains (losses) were comprised of the following:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Bonds	$(765)	$(452)	$(29)
Preferred stocks	(44)	(19)	16
Common stocks - subsidiaries and affiliates	(102)	4	18
Common stocks - unaffiliated	(15)	107	183
Mortgage loans	4	(6)	21
Real estate	41	191	56
Partnerships and LLCs	(380)	(89)	56
Derivatives and other	238	(162)	(72)
Federal and state taxes	29	(45)	(51)

Net realized capital gains (losses) before deferral to the IMR	(994)	(471)	198
Net (gains) losses deferred to the IMR	(361)	31	76
Less taxes	122	9	(26)

Net after tax (gains) losses deferred to the IMR	(239)	40	50

Net realized capital gains (losses)	$(1,233)	$(431)	$248

Other-than-temporary impairments, which are included in the net realized capital gains (losses) above, consisted of the following:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Bonds	$(1,018)	$(504)	$(32)
Preferred stock	(36)	(24)	(1)
Common stock - subsidiaries and affiliates	(69)	-	(2)
Common stock - unaffiliated	(34)	(38)	(8)
Mortgage loans	(1)	-	-
Partnerships and LLCs	(397)	(98)	(9)
Other	(55)	(15)	-

Other-than-temporary impairments	$(1,610)	$(679)	$(52)

The impact on surplus from the other-than-temporary impairments was reduced by release from the AVR of $1,120 million for 2008 and $179 million for 2007.

i.	Securities lending

The Company did not participate in securities lending as of December 31, 2008.

The Company held securities with a fair value of $92 million which were on loan as of December 31, 2007. Collateral in the form of securities of $95 million was held on the Company’s behalf, by a trustee, as of December 31, 2007. The Company retained control over the loaned securities, which remained assets of the Company, and were not removed from the accounting records.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

j.	Securities purchased under agreements to resell and sold under agreements to repurchase

As of December 31, 2008, the Company had no securities purchased under agreements to resell. As of December 31, 2007, the Company had $1,151 million of securities purchased under agreement to resell. The outstanding amounts were collateralized by bonds with a fair value of $1,213 million and cash of $19 million as of December 31, 2007. Securities purchased under agreements to resell are included in cash, cash equivalents, and short-term investments on the Statutory Statements of Financial Position.

The Company had securities sold under agreements to repurchase with total carrying values of $3,414 million as of December 31, 2008 and $2,051 million as of December 31, 2007. As of December 31, 2008, the maturities of these agreements ranged from January 6, 2009 through March 18, 2009 and the interest rates ranged from 0.7% to 2.0%. The outstanding amounts were collateralized by bonds with a fair value of $3,460 million as of December 31, 2008 and bonds with a fair value of $2,084 million and cash of $45 million as of December 31, 2007.

5.	Common stocks- subsidiaries and affiliates

The Company has two primary domestic life insurance subsidiaries, C.M. Life Insurance Company (“C.M. Life”), a subsidiary which primarily writes fixed and variable annuities and universal life insurance business, and MML Bay State Life Insurance Company (“Bay State”), a subsidiary of C.M. Life which primarily writes variable life and bank and corporate owned life insurance business.

One of the Company’s wholly owned subsidiaries, MassMutual Holding LLC (“MMHLLC”), is the parent of subsidiaries, which include retail and institutional asset management, registered broker dealers, and international life and annuity operations.

The Company recognized $40 million of other-than-temporary impairments on affiliated investment funds as of December 31, 2008, $7 million of which were based on internal models and $15 million as of December 31, 2007. In 2007, the amount was included in other on the other-than-temporary impairment schedule in Note 4h.

As of December 31, 2008, the Company had no affiliated common stocks for which the transfer of ownership was restricted by contractual requirements. As of December 31, 2007, the Company had affiliated common stocks with a carrying value of $40 million for which the transfer of ownership was restricted by contractual requirements.

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. For C.M. Life, substantially all of the statutory shareholder’s equity of approximately $708 million as of December 31, 2008 was subject to dividend restrictions imposed by state regulations.

International insurance subsidiaries primarily include operations in Japan, Taiwan, and Hong Kong. Historically, the Company has reinvested a substantial portion of its unrestricted earnings in these operations.

In 2008 and 2007, the Company contributed capital of $9 million and $194 million, respectively, to its subsidiaries, including MMHLLC. Additionally, in 2007, the Company received return of capital of $87 million from its subsidiaries, including MMHLLC.

The Company received $635 million of cash and cash equivalent dividends, recorded in net investment income, from MMHLLC through December 2008. The Company received $350 million of cash dividends from MMHLLC through December 2007. The Company received an $18 million non-cash dividend from MMHLLC in January 2008 for the ownership transfer of Invicta Holdings, LLC from MMHLLC to the Company.

The carrying value of MMHLLC was $1,185 million and $2,001 million as of December 31, 2008 and 2007, respectively. The Company held debt issued by MMHLLC and its subsidiaries that amounted to

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

$1,493 million and $1,023 million as of December 31, 2008 and 2007, respectively. The Company recorded interest income on MMHLLC debt of $63 million and $75 million in 2008 and 2007, respectively.

Summarized below is combined statutory financial information for the unconsolidated domestic life insurance subsidiaries:

	As of and for the Years Ended December 31,
	2008	2007	2006
	(In Millions)
Total revenue	$1,257	$1,088	$1,220
Net income (loss)	(67)	97	155
Assets	11,716	13,262	13,674
Liabilities	10,816	12,471	12,959
Equity	900	791	715

Summarized below is U.S. GAAP financial information for MMHLLC:

	As of and for the Years Ended December 31,
	2008	2007	2006
	(In Millions)
Total revenue	$201	$6,725	$6,358
Net income	132	523	455
Assets	36,832	43,426	34,889
Liabilities	34,563	40,187	31,854
Equity	2,269	3,239	3,035

The U.S. GAAP equity values of $2,269 million, $3,239 million and $3,035 million in the table above consist of MMHLLC statutory carrying values of $1,185 million, $2,001 million and $1,955 million as of December 31, 2008, 2007 and 2006, respectively, plus the carrying value of MMHLLC that is nonadmitted under statutory accounting principles. MMHLLC’s primary investments are in businesses such as its investment in the asset management operations and the related consolidated investment funds of OppenheimerFunds, Inc., Babson Capital Management LLC, Cornerstone Real Estate Advisors, LLC, Baring Asset Management Inc. and its investment in international life insurance operations in Japan, Hong Kong and Taiwan.

6.	Derivative financial instruments

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investment positions. These combined investments are created opportunistically when they are economically more attractive than the replicated instrument or when the replicated instruments are unavailable. The Company held synthetic assets which were considered replicated asset transactions as defined under statutory accounting principles of $140 million as of December 31, 2008 and 2007. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward contracts, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, as allowed by accounting rules, the Company specifically and intentionally made the decision not to apply hedge accounting.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Interest rate swaps are primarily utilized to more closely match the interest rate cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments. The Company had interest rate swaps with a net fair value of $1,663 million, which had a corresponding absolute notional value of $37,910 million as of December 31, 2008 and a net fair value of $912 million, which had a corresponding absolute notional value of $50,204 million as of December 31, 2007. A realized gain on closed contracts of $428 million and an unrealized gain on the mark-to-market of open contracts of $749 million were recorded for the year ended December 31, 2008. A realized gain on closed contracts of $4 million and an unrealized gain on the mark-to-market of open contracts of $339 million were recorded for the year ended December 31, 2007. A realized gain on closed contracts of $4 million and an unrealized loss on the mark-to-market of open contracts of $175 million were recorded for the year ended December 31, 2006.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company utilizes currency swaps for the purpose of managing currency exchange risks in its assets.

The Company uses credit default swaps to either reduce exposure to particular issuers by buying protection or increase exposure to issuers by selling protection against specified credit events. The Company buys protection as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells protection to enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market or to enter into synthetic transactions by buying a high quality liquid bond to match against the credit default swap.

Credit default swaps involve a transfer of credit risk of fixed income instruments from one party to another in exchange for periodic premium payments. The buyer of the credit swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the underlying security. This transfers the risk of default from the buyer of the swap to the seller. If a specified credit event occurs, as defined by the agreement, the seller is obligated to pay the counterparty the contractually agreed upon amount and receives in return the underlying security in an amount equal to the notional value of the credit default swap. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy. The Company does not write credit default swaps as a participant in the credit insurance market but does sell swaps to generate returns consistent with bond returns when the actual bond is not available or the market price is more expensive. The Company had credit default swaps with a net fair value of $94 million, which had a corresponding absolute notional value of $906 million as of December 31, 2008 and a net fair value of $36 million, which had a corresponding absolute notional value of $1,406 million as of December 31, 2007. A realized gain on closed contracts of $97 million and an unrealized gain on the mark-to-market of open contracts of $58 million were recorded for the year ended December 31, 2008. A realized gain on closed contracts of $1 million and an unrealized gain on the mark-to-market of open contracts of $42 million were recorded for the year ended December 31, 2007. A realized gain on closed contracts of $1 million and an unrealized loss on the mark-to-market of open contracts of $3 million were recorded for the year ended December 31, 2006.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter into an interest rate swap at a future date. The Company purchases these options in order to protect against undesirable financial effects resulting from interest rate exposures that exist in its assets and/or liabilities.

Interest rate cap agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with an increase in a reference rate or index in return for a premium. Interest rate floor

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with a decline in a reference rate or index in return for a premium. The Company is exposed to policyholder surrenders during a rising interest rate environment. Interest rate cap and swaption contracts are used to mitigate the Company’s loss in this environment. These derivative instruments are used to reduce the duration risk of fixed maturity investments to match certain life insurance products in accordance with the Company’s asset and liability management policy.

The Company utilizes certain other agreements including forward contracts and financial futures to reduce exposures to various risks. Forward contracts and financial futures are used by the Company to manage market risks relating to interest rates. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange is agreed upon at the time of the contract. The Company also uses “to be announced” (“TBAs”) forward contracts to participate in the investment return on mortgage-backed securities. The Company believes that TBAs can provide a more liquid and cost effective method to participate in the investment return on mortgage-backed securities than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for these TBAs as derivatives. TBAs which settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters into agreements with counterparties that allow for contracts in a positive position, where the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. Collateral pledged by the counterparties was $3,158 million as of December 31, 2008 and $968 million as of December 31, 2007. Market value exposure at risk, in a net gain position, net of offsets and collateral, was $77 million as of December 31, 2008 and $314 million as of December 31, 2007. Negative values in the carrying value of a particular derivative category can result from a counterparty’s right to offset positions in multiple derivative financial instruments. The Company regularly monitors counterparty credit ratings and exposures, derivatives positions and valuations, and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following tables summarize the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2008
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$2,068	$34,204	$405	$3,706
Currency swaps	237	1,170	35	629
Equity and credit default swaps	87	817	(7)	89
Options	1,146	5,708	(81)	752
Interest rate caps and floors	3	750	-	-
Forward contracts	6	1,459	28	1,089
Financial futures - long positions	-	517	-	-
Financial futures - short positions	-	93	-	-

Total	$3,547	$44,718	$380	$6,265

	December 31, 2007
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$892	$47,318	$(20)	$2,886
Currency swaps	179	1,143	157	677
Equity and credit default swaps	32	1,253	(4)	153
Options	263	8,685	(36)	732
Interest rate caps and floors	-	140	-	-
Forward contracts	-	570	8	976
Financial futures - long positions	-	254	-	-
Financial futures - short positions	-	186	-	-

Total	$1,366	$59,549	$105	$5,424

Notional amounts do not represent amounts exchanged by the parties and thus are not a measure of the Company’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices, and financial or other indices.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the Company’s notional amounts by contractual maturity and type of derivative:

	One year	Two Through Five Years	Six Through Ten Years	After Ten Years	December 31,
					2008	2007
	(In Millions)
Interest rate swaps	$4,278	$8,791	$8,218	$16,623	$37,910	$50,204
Options	-	52	890	5,518	6,460	9,417
Currency swaps	181	1,116	366	136	1,799	1,820
Other derivatives	3,658	858	298	-	4,814	3,532

Total	$8,117	$10,817	$9,772	$22,277	$50,983	$64,973

The following table represents the Company’s net notional interest rate swap positions:

	December 31,
	2008	2007
	(In Millions)
Open interest rate swaps in a fixed receive position	$18,511	$25,712
Open interest rate swaps in a fixed pay position	17,414	16,814
Other interest related swaps	1,985	7,678

Total interest rate swaps	$37,910	$50,204

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

7.	Fair value of financial instruments

The following fair value disclosure summarizes the Company’s financial instruments:

	December 31,
	2008		2007
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$45,165	$42,511	$40,211	$40,733
Preferred stocks	126	91	152	152
Common stocks - unaffiliated	265	265	765	765
Mortgage loans	11,876	11,680	11,402	11,538
Policy loans	8,885	10,839	8,304	10,353
Derivative financial instruments	3,547	3,547	1,366	1,366
Cash, cash equivalents and short-term investments	2,621	2,621	2,558	2,558

Financial liabilities:
Derivative financial instruments	$380	$380	$105	$105
Commercial paper	250	250	250	250
Securities sold under agreements to repurchase	3,414	3,414	2,051	2,051
Funding agreements	2,632	2,691	2,999	3,022
Investment-type insurance contracts:
Group annuity investment contracts	7,202	7,233	6,925	6,913
Individual annuity investment contracts	3,162	3,220	2,731	2,780
Guaranteed investment contracts	325	329	473	473
Supplementary investment contracts	309	309	289	289

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

Level 3 bonds as defined below were 28.5% of the total fair value of bonds as of December 31, 2008.

The average fair value of derivative financial instrument assets was $2,457 million through 2008 and $1,163 million through 2007. The average fair value of derivative financial instrument liabilities was $243 million through 2008 and $86 million through 2007.

The Company’s valuation techniques are based upon observable and unobservable pricing inputs. Observable inputs reflect market data obtained from independent sources based on trades of securities, while unobservable inputs reflect the Company’s market assumptions. These inputs comprise the following fair value hierarchy:

Level 1 - Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 - One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets and liabilities. Level 3 assets and liabilities include financial

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quotable market prices from independent sources to determine the fair value of investments, and classifies such items within Level 1 of the fair value hierarchy. If quotable prices are not available, prices are derived from observable market data, or obtained directly from brokers, that reflect similar or identical assets traded in active or inactive markets. Investments which are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use one or more inputs that are not directly observable or correlated with observable market data. Typical inputs which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as London Inter-bank Offering Rate, cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments which are priced with these unobservable inputs are classified within Level 3 of the fair value hierarchy.

The following table presents the Company’s financial instruments carried at fair value on a recurring basis:

	December 31, 2008
	Level 1	Level 2	Level 3	Netting(1)	Total
	(In Millions)
Financial assets:
Preferred stocks NAIC 4-6	$-	$-	$7	$-	$7
Common stocks - unaffiliated	196	2	67	-	265
Common stocks - subs and affiliates	-	182	2,018	-	2,200
Derivative financial instruments	-	6,459	8	(2,920)	3,547
Cash equivalents and short-term investments	-	1,556	-	-	1,556
Separate account assets (2)	22,721	6,738	356	-	29,815

Total financial assets at fair value	$22,917	$14,937	$2,456	$(2,920)	$37,390

Financial liabilities:
Derivative financial instruments	$-	$(3,295)	$(5)	$2,920	$(380)

Total financial liabilities at fair value	$-	$(3,295)	$(5)	$2,920	$(380)

(1)

Netting adjustments represent offsetting positions that may exist under a master-netting agreement with a counterparty where amounts due from the counterparty are offset against amounts due to the counterparty.

(2)	Book value separate accounts of $665 million are not carried at fair value and market value separate account assets of $469 are not carried at fair value.

The following table presents the Company’s bonds designated as NAIC 6 which are carried at fair value on a non-recurring basis:

	December 31, 2008
	Level 1	Level 2	Level 3	Total
	(In Millions)
Bonds NAIC 6:
Industrial and miscellaneous	$-	$33	$92	$125
Credit tenant loans	-	-	1	1

Total assets carried at fair value on a non-recurring basis	$-	$33	$93	$126

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table presents changes in the Company’s Level 3 financial instruments which are carried at fair value on a recurring basis:

	Balance 12/31/2007	Gains and (losses) in net income	Gains and (losses) in surplus	Acquisitions and dispositions	Transfer in/out of Level 3	Balance 12/31/2008
	(In Millions)
Financial assets:
Preferred stocks NAIC 4-6	$23	$(7)	$3	$(7)	$(5)	$7
Common stocks - unaffiliated	152	37	(75)	(48)	1	67
Common stocks - subs and affiliates	2,845	(71)	(739)	(17)	-	2,018
Derivative financial instruments	7	1	-	-	-	8
Cash equivalents and short-term investments	-	4	-	(4)	-	-
Separate account assets	455	(3)	(71)	(3)	(22)	356

Total financial assets carried at fair value	$3,482	$(39)	$(882)	$(79)	$(26)	$2,456

Financial liabilities:
Derivative financial instruments	$(3)	$(2)	$-	$-	$-	$(5)

Total financial liabilities carried at fair value	$(3)	$(2)	$-	$-	$-	$(5)

8.	Fixed assets

The Company’s fixed assets are comprised primarily of internally developed and purchased software, operating software, electronic data processing equipment, office equipment and furniture. Fixed assets were $224 million and $196 million, net of accumulated depreciation of $430 million and $392 million, as of December 31, 2008 and 2007, respectively. Depreciation expense on fixed assets was $50 million, $48 million and $50 million for the years ended December 31, 2008, 2007 and 2006, respectively.

9.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The table below summarizes the deferred and uncollected life insurance premium on a gross basis as well as net of loading.

	December 31,
	2008		2007
	Gross	Net of Loading	Gross	Net of Loading
	(In Millions)
Ordinary new business	$55	$24	$51	$23
Ordinary renewal	521	573	503	544
Group life	15	15	17	17

Total	$591	$612	$571	$584

Deferred premium is the portion of the annual premium not earned at the reporting date, net of loading. Loading is an amount

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

obtained by subtracting the valuation net premium from the gross premium and generally includes allowances for acquisition costs and other expenses. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

10.	Surplus notes

The following table summarizes the surplus notes issued and outstanding as of December 31, 2008:

Issue Year	Amount	Interest Rate	Maturity Date
($ In Millions)
1993	$250	7.625%	2023
1994	100	7.500%	2024
2003	250	5.625%	2033

Total	$600

These notes are unsecured and subordinate to all present and future indebtedness of the Company, all policy claims and all prior claims against the Company as provided by the Massachusetts General Laws. The surplus notes are all held by bank custodians for unaffiliated investors. All issuances were approved by the Commonwealth of Massachusetts Division of Insurance (the “Division”). Surplus notes are included in surplus on the Statutory Statements of Financial Position.

All payments of interest and principal are subject to the prior approval of the Division. Anticipated sinking fund payments are due for the notes issued in 1993 and 1994 as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023, and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003. Scheduled interest on the notes issued in 2003 and 1993 is payable on May 15 and November 15 of each year to holders of record on the preceding May 1 or November 1, respectively. Scheduled interest on the notes issued in 1994 is payable on March 1 and September 1 of each year to holders of record on the preceding February 15 or August 15, respectively. Interest expense is not recorded until approval for payment is received from the Division. Through December 31, 2008, the unapproved interest was $7 million. Interest of $41 million was approved and paid during the years ended December 31, 2008, 2007 and 2006, respectively.

11.	Related party transactions

The Company has management and service contracts and cost-sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. The majority of these fees were from C.M. Life, which accounted for $72 million in 2008, $79 million in 2007 and $85 million in 2006. As of December 31, 2008 and 2007, the net amounts due from these subsidiaries and affiliates were $36 million and $42 million, respectively. These outstanding balances are billed quarterly and are due and payable within 30 days.

The Company has agreements with its affiliates, including OppenheimerFunds, Inc., whereby the Company receives revenue for certain recordkeeping and other services that the Company provides to customers who select, as investment options, mutual funds managed by these affiliates. As of December 31, 2008 and 2007, the net amounts due from these affiliates were $3 million and $13 million, respectively. These outstanding balances are due and payable within 90 days.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Various unconsolidated subsidiaries and affiliates, including Babson Capital Management LLC (“Babson Capital”), provide investment advisory services to the Company. In addition, an unconsolidated subsidiary provides administrative services for employee benefit plans to the Company. As of December 31, 2008 and 2007, the net amounts due to these subsidiaries and affiliates were $36 million and $51 million, respectively. These outstanding balances are billed quarterly and are due and payable within 30 days.

The following table summarizes these transactions between the Company and the related parties:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Fee income:
Management and service contracts and cost-sharing arrangements	$182	$170	$164
Recordkeeping and other services	23	25	18
Fee expense:
Investment advisory services	135	175	166
Employee benefit plans administrative services	9	11	11

The Company has modified coinsurance (“Modco”) agreements with its unconsolidated Japanese affiliate, MassMutual Life Insurance Company, on certain life insurance products. Under these Modco agreements, the Company is the reinsurer and the Japanese affiliate retains the reserve and associated assets on traditional, individual life insurance policies. The predominant contract types are whole life, endowments and term insurance. Modco is used to allow the Japanese affiliate to keep control of the investment and management of the assets supporting the reserves. The Modco adjustment is the mechanism by which the Company funds the reserve on the reinsured portion of the risk. It is needed to adjust for the financial effect of the Japanese affiliate holding the reserves on the ceded coverage rather than the Company. As of December 31, 2008 and 2007, the net amounts due from the Japanese affiliate were $2 million. These outstanding balances are due and payable within 90 days.

The following table summarizes the related party transactions between the Company and the Japanese affiliate:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Premium assumed	$43	$47	$63
Modified coinsurance adjustments, included in fees and other income	17	6	25
Policyholders’ benefits incurred	50	31	22
Expense allowances on reinsurance assumed, included in fees and other income	4	5	6

The Company has reinsurance agreements with its subsidiary, C.M. Life, and indirect subsidiary, Bay State, including stop-loss, coinsurance, modified coinsurance and yearly renewable term agreements on life insurance products. As of December 31, 2008 and 2007, the amounts due from C.M. Life and Bay State were $7 million and $2 million, respectively. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the transactions for these agreements:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Premium assumed	$97	$100	$108
Modified coinsurance adjustments, included in fees and other income	49	51	50
Policyholders’ benefits incurred	91	97	109
Expense allowances on reinsurance assumed, included in fees and other income	26	25	25
Experience refunds paid to C.M. Life and Bay State	4	9	7

The Company participates in variable annuity exchange programs with its subsidiary, C.M. Life (including Bay State) whereby certain variable annuity contract holders of either company can make non-taxable exchanges of their contract for an enhanced variable annuity contract of the other company. The Company recorded premium income of $115 million, $90 million, and $74 million and surrender benefits of $2 million, $8 million, and $10 million in 2008, 2007, and 2006, respectively, related to these exchange programs. The Company has an agreement with C.M. Life to compensate them or be compensated for the lost revenue associated with the exchange of contracts that are within the surrender charge period. As a result of these exchanges, the Company has recorded commissions payable to C.M. Life of less than $1 million for the year ended December 31, 2008, 2007, and 2006 and has paid net commissions to C.M. Life of less than $1 million for the year ended December 31, 2008, $1 million for the year ended December 31, 2007 and $4 million for the year ended December 31, 2006.

The Company had an outstanding amount due to Babson Capital of $25 million that was due in 2008 but was repaid in June, 2007 due to early termination of the note. Interest was payable semi-annually in arrears. Interest accrued and paid was less than $1 million for the years ended December 31, 2007 and 2006.

The Company has an outstanding amount due to Cornerstone Real Estate Advisers, LLC of $5 million. Interest is payable semi-annually in arrears at a 4.0% interest rate as of December 31, 2008. Interest accrued and paid was less than $1 million for the years ended December 31, 2008, 2007 and 2006.

The Company provided short-term financing to five affiliated investment funds as of December 31, 2007 by entering into contracts for securities purchased under agreement to resell. As of December 31, 2007, the total carrying value in these contracts was $1,151 million. In 2008, the Company took possession of securities that collateralized certain of these contracts as the agreements unwound, resulting in a decrease in these contracts of $762 million and an increase in bonds. As of December 31, 2008, the Company had no securities purchased under agreement to resell.

As of December 31, 2008, goodwill and other intangible assets of approximately $150 million were written off in the financial statements of Tremont Group Holdings, Inc., a wholly owned subsidiary of Oppenheimer Acquisition Corporation and indirect subsidiary of MassMutual.

12.	Reinsurance

The Company cedes insurance to affiliated and unaffiliated insurers in order to limit its insurance risk. The Company’s initial retention limit per individual life insured is generally $15 million. The Company reinsures a portion of its life business under either a first dollar quota share arrangement or an in excess of the retention limit arrangement. The Company also reinsures a portion of its disability and long-term care business. The amounts reinsured are on a yearly renewable term or modified coinsurance basis.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, and which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2008, the resulting reduction in surplus due to loss of reinsurance reserve credits net of unearned premium would be approximately $1,595 million assuming no return of the assets backing these reserves from the reinsurer to the Company.

Reinsurance amounts included in the Statutory Statements of Income were as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Premium ceded	$609	$554	$492
Reinsurance recoveries	313	260	243

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2008	2007
	(In Millions)
Reserve credit taken	$1,794	$1,559
Amounts recoverable from reinsurers	100	71

Reserve credit taken includes $1,309 million and $1,157 million associated with life insurance policies as of December 31, 2008 and 2007, respectively. The remaining balance relates to long-term care and disability policies.

As of December 31, 2008, one reinsurer accounted for 32% of the outstanding reinsurance recoverable and the next largest reinsurer had 13% of the balance. The Company believes that no exposure to a single reinsurer represents an inappropriate concentration of risk to the Company, nor is the Company’s business substantially dependent upon any single reinsurer.

The Company writes its remaining group life, accident, and health business through UniCARE Life and Health Insurance Company (“UniCARE”), a third party administrator. Pursuant to a 1994 reinsurance agreement, the Company cedes 100% of this business to UniCARE. Premium ceded was less than $1 million for the years ended December 31, 2008, 2007 and 2006.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

13.	Policyholders’ liabilities

a.	Policyholders’ reserves

The following table summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2008		2007
	Amount	Interest Rates	Amount	Interest Rates
	( $ In Millions)
Individual life	$32,317	2.5% - 6.0%	$30,316	2.5% - 6.0%
Group life	9,946	2.5% - 4.5%	9,400	2.5% - 4.5%
Group annuities	9,156	2.3% - 11.3%	8,638	2.3% - 11.3%
Individual annuities	3,758	2.3% - 11.3%	3,306	2.3% - 11.3%
Individual universal variable life	2,553	3.5% - 6.0%	2,231	3.5% - 6.0%
Disabled life claim reserves	1,781	3.5% - 6.0%	1,731	3.5% - 6.0%
Disability active life reserves	576	3.5% - 6.0%	568	3.5% - 6.0%
Guaranteed investment contracts	325	3.0% - 13.0%	473	2.5% - 13.0%
Other	158	2.5% - 4.5%	159	2.5% - 4.5%

Total	$60,570		$56,822

Guaranteed investment contracts (“GICs”) are pension plan investment contracts that pay a specified interest rate on contributions and pay book value at a specified maturity date.

As of December 31, 2008, GIC reserves totaled $325 million, which included $25 million in contracts that can be surrendered with a market-value adjustment.

As of December 31, 2008, the Company’s GIC reserves by maturity year were as follows (in millions):

2009	$294
2010	6
2011	25

Total	$325

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Liabilities for deposit-type contracts

The following table summarizes liabilities for deposit-type contracts and the range of interest rates by type of product:

	December 31,
	2008		2007
	Amount	Interest Rates	Amount	Interest Rates
	( $ In Millions)
Funding agreements	$2,632	0.4% - 10.2%	$2,999	2.0% - 10.2%
Dividend accumulations	600	4.3% - 4.9%	596	4.3% - 4.7%
Supplementary contracts	576	0.3% - 8.0%	553	0.3% - 8.0%
Other	113	4.0% - 8.0%	109	4.0% - 8.0%

Total	$3,921		$4,257

Funding agreements are investment contracts sold to domestic and international institutional investors. The terms of the funding agreements do not give the holder the right to terminate the contract prior to the contractually stated maturity date. No funding agreements have been issued with put provisions or ratings-sensitive triggers. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes. Assets received for funding agreements may be invested in either the Company’s general account or in a separate account. As of December 31, 2008 and 2007, respectively, general account funding agreement balances totaled $2,632 million and $2,999 million, consisting of $2,595 million and $2,953 million in note programs and $37 million and $46 million in various other agreements.

Under most of the Company’s funding agreement programs, the Company creates an investment vehicle or trust for the purpose of issuing medium-term notes to investors. Proceeds from the sale of the medium-term notes issued by these unconsolidated affiliates are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. Notes were issued from the Company’s $2 billion European Medium-Term Note Program, now in run-off, and are now issued from its $8 billion Global Medium-Term Note Program (“GMTN”).

As of December 31, 2008, the Company’s general account funding agreement balances by maturity year were as follows (in millions):

2009	$1,445
2010	506
2011	3
2012	10
2013	318
Thereafter	350

Total	$2,632

c.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of paying claims made under individual disability and long-term care policies written by the Company. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all future expenses associated with the processing and settling of these claims. This estimation process is primarily based on the assumption that past experience is an appropriate indicator of future events, and involves a variety of actuarial techniques that analyze experience, trends and

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

other relevant factors. The amounts recorded for unpaid claims and claim expense reserves represent the Company’s best estimate based upon currently known facts and actuarial guidelines. Accordingly, actual claim payouts may vary from these estimates.

The following table summarizes the disabled life unpaid claims and claim expense reserves:

	December 31,
	2008	2007
	(In Millions)
Claim reserves, beginning of year	$1,853	$1,835
Less reinsurance recoverables	(99)	(107)

Net claim reserves, beginning of year	1,754	1,728

Claims paid related to:
Current year	(19)	(19)
Prior years	(241)	(266)

Total claims paid	(260)	(285)

Incurred related to:
Current year’s incurred	234	221
Current year’s interest	5	5
Prior years’ incurred	(3)	7
Prior years’ interest	79	78

Total incurred	315	311

Net claim reserves, end of year	1,809	1,754
Plus reinsurance recoverables	84	99

Claim reserves, end of year	$1,893	$1,853

The changes in reserves for incurred claims related to prior years are generally the result of recent loss development trends. In 2008, the $3 million decrease in the prior years’ incurred claims was due to actual claim terminations being more than those anticipated by the morbidity table. In 2007, the $7 million increase in the prior years’ incurred claims was due to actual claim terminations being less than those anticipated by the morbidity table. Disability claims terminate when the recipient reaches the end of the contracted benefit period, they die, or they return to work full-time.

The following table reconciles disabled life claim reserves to the net claim reserves at the end of the years presented in the previous table. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2008	2007
	(In Millions)
Disabled life claim reserves	$1,782	$1,731
Accrued claim liabilities	27	23

Net claim reserves, end of year	$1,809	$1,754

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Additional liability for annuity contracts

Certain variable annuity contracts include additional death or other insurance benefit features, such as guaranteed minimum death benefits (“GMDBs”), guaranteed minimum accumulation benefits (“GMABs”), guaranteed minimum income benefits (“GMIBs”), and guaranteed minimum withdrawal benefits (“GMWBs”). In general, these benefit guarantees require the contract or policyholder to adhere to a company-approved asset allocation strategy. Election of these benefits on annuity contracts is generally only available at contract issue.

The following table shows the liabilities for guaranteed minimum death, accumulation, income and withdrawal benefits on variable annuity contracts and incurred and paid guarantee benefits:

	Annuity
	GMDB	GMAB	GMIB	GMWB	Total
	(In Millions)
December 31, 2007	$3	$9	$22	$-	$34
Incurred guarantee benefits in 2008	28	4	671	-	703
Paid guarantee benefits in 2008	(5)	-	-	-	(5)

December 31, 2008	$26	$13	$693	$-	$732

The following table summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with guaranteed minimum death, accumulation, income and withdrawal benefits classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31, 2008			December 31, 2007
	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age
	($ In Millions)
Annuity:
GMDB	$6,112	$1,484	60	$7,697	$46	59
GMIB	2,524	1,023	60	2,135	31	60
GMAB	687	217	58	1,000	2	57
GMWB	78	21	65	-	-	-

A cash flow testing reserve of $659 million was established on December 31, 2008, to satisfy the asset adequacy analysis requirements of actuarial guidelines. The cash flow testing reserve is included in change in policyholders’ reserves on the Statutory Statements of Income.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Account balances of variable annuity contracts with GMDB, GMIB, GMAB and GMWB guarantees invested in separate accounts in addition to general account options are summarized in the table below:

	December 31, 2008				December 31, 2007
	GMDB	GMIB	GMAB	GMWB	GMDB	GMIB	GMAB	GMWB
	(In Millions)
Separate account	$5,436	$2,510	$652	$78	$6,979	$2,122	$969	$-
General account	676	14	35	-	718	13	31	-

Total	$6,112	$2,524	$687	$78	$7,697	$2,135	$1,000	$-

e.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs, or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The net liability for guarantees on universal life and variable universal life type contracts, as of December 31, 2008 and 2007, was as follows:

	December 31,
	2008	2007
	(In Millions)
Beginning balance	$800	$598
Net liability increase	181	202

Ending balance	$981	$800

The determination of individual life GMDB and other guarantees for universal life and variable universal life is based on actuarial guidelines and adopted model laws.

14.	Debt

The Company began issuing debt in the form of commercial paper in July 2007. Previously, the commercial paper was issued out of MassMutual Funding, LLC, an indirect subsidiary of the Company. Commercial paper had a carrying value and face amount of $250 million as of December 31, 2008 and 2007. The commercial paper issued in 2008 had interest rates ranging from 0.55% to 4.35% with maturity dates ranging from 1 day to 102 days. Interest expense for the commercial paper for the years ended December 31, 2008 and 2007 was $7 million and $6 million, respectively.

The Company and MassMutual Funding, LLC had a $500 million 5-year credit facility with a syndicate of lenders that could be used for general corporate purposes and to support the commercial paper borrowings. In 2007, the credit facility agreement was amended to remove MassMutual Funding, LLC as a borrower. The terms of the credit facility provide for, among other provisions, covenants pertaining to liens, fundamental changes, transactions with affiliates, and adjusted statutory surplus. As of and for the years ended December 31, 2008 and 2007, the Company was in compliance with all covenants under the credit facility. For the years ended December 31, 2008 and 2007, there were no draws on the credit facility. For the years ended December 31, 2008, 2007 and 2006, there were credit facility fees of less than $1 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15.	Employee benefit plans

The Company provides multiple benefit plans including retirement plans and life and health benefits to employees, certain employees of unconsolidated subsidiaries, agents and retirees.

During 2008, the Company changed the measurement date for determining benefit obligations and the fair value of plan assets for the pension and other postretirement plans to December 31, 2008. The Company previously used a September 30 measurement date.

a.	Pension and savings plans

The Company has funded and unfunded non-contributory defined benefit pension plans that cover substantially all employees and agents. For participants, benefits are calculated as the greater of a formula based on either final average earnings and length of service or a cash balance formula which calculates benefits based on amounts allocated to participants that take into consideration age, service and salary during their careers.

The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. The Company did not contribute in 2008 or 2007 to its qualified defined benefit plan.

The Company sponsors funded (qualified 401(k) thrift savings) and unfunded (non-qualified deferred compensation thrift savings) defined contribution plans for all of its employees and agents. A change was made to the Company’s 401(k) thrift savings plan, effective on March 1, 2007, from a variable matching contribution that ranged from 1.5% to 5.0% of eligible compensation to a 100% (dollar-for-dollar) match on the first 4% of earnings contributed each pay period.

In 2007 and 2008, the Company’s Board of Directors approved increasing the matching contribution to the Company’s 401(k) thrift savings plan from 4% to 5% and changes to the defined benefit pension plan cash balance formula for the Company’s home office employees, including certain domestic subsidiaries and agents. All changes are to be effective January 1, 2010. The changes to the defined benefit pension plan cash balance plan formula were reviewed by the independent actuary and determined to have no impact on the projected benefit obligation of the plans.

The total matching thrift savings contributions by the Company were $22 million, $20 million and $18 million for the years ended December 31, 2008, 2007 and 2006, respectively, and were included in general insurance expenses.

The Company also maintains a money purchase pension plan for agents, which was frozen in 2001.

b.	Other postretirement and postemployment benefits

The Company provides certain life insurance and health care benefits (“other postretirement benefits”) for its retired employees and agents, and their beneficiaries and covered dependents. MassMutual Benefits Management, Inc., (“MMBMI”), a wholly owned subsidiary of MassMutual Holding LLC (“MMHLLC”) has the obligation to pay the Company’s other postretirement benefits. MMBMI was set up to design, administer, account for, and report on the benefits and wellness programs for the active and retired domestic employees and agents of the Company, which continues to be the Plan Sponsor. As the benefit plan sponsor, the Company continues to record the liability with a corresponding receivable from MMBMI; as such, these allocations do not relieve the Company of its primary liability.

MMBMI is primarily allocated other postretirement expenses related to interest cost, amortization of actuarial gains and losses and expected return on plan assets, whereas service cost and amortization of the transition obligation are primarily recorded by the Company.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The health care plan is contributory; a portion of the basic life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as considered necessary by the Company’s management. The postretirement health care plans include a limit on the Company’s share of costs for recent and future retirees.

In 2008, the Company’s Board of Directors approved changes to other postretirement benefit plans for the Company’s home office employees, including certain domestic subsidiaries and agents. All changes are to be effective January 1, 2010 for participants retiring on or after January 1, 2010.

The initial transition obligation of $138 million is being amortized over 20 years through 2012. The initial transition obligation represents the phased recognition on the income statement of the differences between the plan’s funded status and the accrued cost on the Company’s balance sheet when the Company first transitioned to SSAP No. 14, “Postretirement Benefits Other Than Pensions”. See section e. of this note Amounts recognized in the Statutory Statements of Financial Position for details on the plan’s funded status.

Projected benefit obligations for other postretirement benefits represent the present value of postretirement medical and life insurance benefits deemed earned as of a December 31 measurement date projected for estimated salary and medical claim rate increases to an assumed date with respect to retirement, termination, disability, or death and are detailed in section c. of this note Benefit obligations.

The Company provides postemployment benefits for the Company’s home office employees. The net accumulated liability recorded for these benefits was $20 million and $21 million as of December 31, 2008 and 2007, respectively.

The Company accrues postemployment benefits for agents’ health benefits for those agents that qualify for long-term disability and are not retired. The net accumulated liability for these benefits was $11 million and $10 million as of December 31, 2008 and 2007, respectively.

c.	Benefit obligations

Accumulated benefit obligations represent the present value of pension benefits earned as of a December 31 measurement date based on service and compensation and do not take into consideration future salary.

Projected benefit obligations for defined benefit plans represent the present value of pension benefits earned as of a December 31 measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table sets forth the change in the projected benefit obligation of the defined benefit pension and other postretirement plans as of December 31, 2008 and 2007, respectively:

	Pension Benefits		Other Postretirement Benefits
	2008	2007	2008	2007
	(In Millions)
Change in projected benefit obligation:
Projected benefit obligation, beginning of period	$1,341	$1,404	$271	$274
Net effect of changing measurement date	14	-	-	-
Service cost	49	45	8	8
Interest cost	81	79	16	15
Actuarial loss/(gains)	62	(17)	5	(10)
Benefits paid	(77)	(80)	(26)	(26)
Contributions by plan participants	-	-	9	8
Change in actuarial assumptions	77	(90)	-	-
Medicare prescription drug direct subsidy	-	-	2	2

Projected benefit obligation, end of year	$1,547	$1,341	$285	$271

	Pension Benefits		Other Postretirement Benefits
	2008	2007	2008	2007
	(In Millions)
Projected benefit obligation for:
Vested employees	$1,547	$1,341	$285	$271
Non-vested employees	24	20	39	44

	$1,571	$1,361	$324	$315

Accumulated benefit obligation for:
Vested employees	$1,477	$1,263	$285	$271
Non-vested employees	13	14	39	44

	$1,490	$1,277	$324	$315

Actuarial (gains) losses represent the difference between the expected results and the actual results used to determine the projected benefit obligation and current year expense. A few of the major assumptions used in this calculation include: expected return on assets, discount rate, expected future compensation levels, healthcare cost trend, mortality and expected retirement age.

The annual change in the discount rate is correlated to the change in the Citigroup Pension Discount (“Citigroup”) curve rate as of a measurement date of December 31, 2008. Each 25 basis point change in the discount rate results in an approximately $38 million change in the projected pension benefit obligation. The methodology includes producing a cash flow of annual accrued benefits as provided by SSAP No. 89, “Accounting for Pensions” and SSAP No. 14, “Postretirement Benefits Other Than Pensions”. For active participants, service is projected to the end of 2008 and pensionable earnings are projected to the date of probable termination. The projected plan cash flow is discounted to the measurement date using the annual spot rates provided in the Citigroup curve. A single discount rate is then computed so that the present value of the benefits cash flow equals the present value computed using the Citigroup annual rates.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Plan assets

The change in plan assets represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following table sets forth the change in plan assets as of December 31, 2008 and 2007, respectively:

	Pension Benefits		Other Postretirement Benefits
	2008	2007	2008	2007
	(In Millions)
Change in plan assets:
Fair value of plan assets, beginning of period	$1,486	$1,364	$8	$9
Net effect of changing measurement date	(46)	-	(1)	-
Actual return on plan assets	(415)	185	-	-
Employer contributions	16	17	16	17
Benefits paid	(77)	(80)	(26)	(26)
Contributions by plan participants	-	-	9	8

Fair value of plan assets, end of year	$964	$1,486	$6	$8

The Company’s pension plan weighted-average asset allocations are as follows:

	Plan Assets as of December 31, 2008 and September 30, 2007
	Actual 2008	2008 Target Ranges	Actual 2007
Asset Category:
Domestic equity	50%	45.0% to 55.0%	58%
International equity	9	7.5% to 12.5%	12
Domestic fixed-income	34	25.0% to 35.0%	25
Alternative investments	7	7.5% to 12.5%	5

Total	100%		100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2008 and 2007, the Company’s pension plan assets were invested in group annuity contracts, which invest in the Company’s general and separate accounts, and included the following:

	2008	2007
	(In Millions)
General account*	$325	$375
Oppenheimer Small Cap Core Fund	130	223
MM Premier Capital Appreciation Fund	97	184
MM Premier International Equity Fund	48	86
Babson Enhanced Index Value Fund	45	73
Oppenheimer Tremont Core Diversified Hedge Fund	37	20
Oppenheimer Large Cap Value Fund	22	39
MM Premier High Yield Fund	14	21
Oppenheimer Real Estate Fund	12	28
MM Premier Value Fund	12	30
MM Premier Enhanced Value Equity Fund	5	12

	$747	$1,091

* General account reported at book value

The remaining balance of the Company’s pension plan assets were invested with unaffiliated parties. The approximate amount of annual benefits to plan participants covered by the above group annuity contracts issued by the employer or related parties is estimated at $53 million in 2009.

The Company employs a total return investment approach whereby a mix of equities and fixed-income investments are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status, and corporate financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Alternative assets such as real estate, private equity and hedge funds are used to improve portfolio diversification. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements, and periodic asset/liability studies.

Plan assets have decreased $522 million, or 35%, from $1,486 million at September 30, 2007 to $964 million as of December 31, 2008. Of the $522 million, actual return on plan assets was a loss of $415 million in 2008 compared to a gain of $185 million in 2007. This decrease reflects the continuing poor performance of both equity and credit markets. Approximately $472 million of the decrease relates to equity investments, while the balance relates to the general account.

The Company’s other postretirement benefit plans’ weighted-average asset allocations are as follows:

	Plan Assets as of December 31, 2008 and September 30, 2007
	2008	2007
Asset category
Domestic fixed-income	44%	39%
Cash and cash equivalents	56	61

Total	100%	100%

The Company invests in cash, cash equivalents and liquid domestic fixed income to the extent necessary to satisfy reasonably anticipated routine current benefit liability amounts, with additional amounts sufficient to satisfy reasonably unanticipated spikes in such liability amounts.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Amounts recognized in the Statutory Statements of Financial Position

The funded status of the defined benefit plans is a comparison of the projected benefit obligations to the assets related to the respective plan, if any. The difference between the two represents amounts that have been appropriately recognized as expenses in prior periods which appear as the net amount recognized or represent amounts that will be recognized as expenses in the future through the amortization of the unrecognized net actuarial loss, unrecognized prior service costs, and remaining initial transition. The following table sets forth the funded status of the plans as of December 31, 2008 and 2007, respectively, and then shows how the funded status is reconciled to the net asset and/or liability recognized in the Statutory Statements of Financial Position.

	Pension Benefits		Other Postretirement Benefits
	2008	2007	2008	2007
		(In Millions)
Fair value of plan assets, end of period	$964	$1,486	$6	$8
Less projected benefit obligations, end of year	1,547	1,341	285	271

Funded status	$(583)	$145	$(279)	$(263)

Funded status	$(583)	$145	$(279)	$(263)
Unrecognized net actuarial loss	936	224	31	27
Unrecognized prior service cost	-	-	2	2
Unrecognized net transition obligation	5	5	20	26
Effect of fourth quarter activity	-	4	-	5

Subtotal net amount recognized	358	378	(226)	(203)
Less assets nonadmitted	510	529	-	-

Net amount recognized	$(152)	$(151)	$(226)	$(203)

The qualified pension plan was under funded by $367 million and over funded by $336 million for the periods ended December 31, 2008 and 2007, respectively. The non-qualified pension plans are not funded and have total projected benefit obligations of $216 million and $191 million for the periods ended December 31, 2008 and 2007, respectively.

f.	Prepaid and accrued benefit costs

The net pension amount recognized is broken into its respective prepaid and accrued benefit costs which are included in other than invested assets and other liabilities, respectively, in the Company’s Statutory Statements of Financial Position. The Company continues to record the liability with a corresponding receivable from MMBMI.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The status of these plans as of December 31, 2008 and 2007, respectively, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2008	2007	2008	2007
	(In Millions)
Amounts recognized in the Statutory Statements of Financial Position:
Prepaid benefit cost	$510	$524	$-	$-
Intangible assets	4	5	-	-
Less assets nonadmitted	(510)	(529)	-	-

Net prepaid pension plan asset	4	-	-	-
Accrued benefit cost	(526)	(178)	(226)	(203)
Surplus	374	27	-	-

Net amount recognized	$(152)	$(151)	$(226)	$(203)

The change in the net amount recognized for net pension benefits is as follows:

	Pension Benefits
	2008	2007
	(In Millions)
Net amount recognized, beginning of year	$378	$409
Employer contributions	16	17
Periodic cost	(29)	(47)
Periodic cost effect due to change in measurement date	(7)	-
Other	-	(1)

Subtotal net amount recognized	358	378
Nonadmitted asset	(510)	(529)

Net amount recognized, end of year	$(152)	$(151)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Net periodic (benefit) cost

The net periodic (benefit) cost represents the annual accounting expense or income that the Company recognized and included in general insurance expenses. The net periodic (benefit) cost in the Statutory Statements of Income for the years ended December 31, 2008 and 2007, which include the following components:

	Pension Benefits		Other Postretirement Benefits
	2008	2007	2008	2007
	(In Millions)
Components of net periodic (benefit) cost:
Service cost	$49	$45	$8	$8
Interest cost	81	79	16	15
Expected return on plan assets	(112)	(101)	-	-
Amortization of unrecognized transition obligation	1	-	5	5
Amount of recognized net actuarial and other losses	10	24	-	1

Total net periodic cost	$29	$47	$29	$29

Increase/(decrease) in minimum liability included in surplus	$343	$(16)	$-	$-

The Company anticipates that it will spend $187 million to meet its expected obligations under its qualified and non-qualified pension plans, and other postretirement benefit plans in 2009.

The expected future pension and other postretirement benefit payments and Medicare prescription drug direct government subsidy receipts, which reflect expected future service, are as follows:

	Pension Benefits	Other Postretirement Benefits	Medicare Prescription Direct Government Subsidy
	(In Millions)
2009	$68	$22	$2
2010	71	23	3
2011	75	23	3
2012	80	24	3
2013	85	24	3
2014-2018	510	128	18

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net expense charged to domestic operations for all employee and agent benefit plans, for the years ended December 31, 2008, 2007 and 2006, was as follows:

	2008	2007	2006
	(In Millions)
Health	$53	$39	$43
Postretirement	29	29	28
Pension	29	47	61
Thrift	22	20	18
Life	3	2	2
Postemployment	1	(2)	23
Disability	2	2	2
Other benefits	6	10	15

Total	$145	$147	$192

h.	Assumptions

The assumptions as of December 31, 2008 and 2007, respectively used by the Company to calculate the benefit obligations and to determine the benefit costs for the year were as follows:

	Pension Benefits		Other Postretirement Benefits
	2008	2007	2008	2007
Weighted-average assumptions used to determine:
Benefit obligations:
Discount rate	5.80%	6.25%	5.80%	6.25%
Rate of increase in future compensation levels	4.00%	4.00%	4.00%	4.00%
Net periodic benefit cost:
Discount rate	6.25%	5.75%	6.25%	5.75%
Long-term expected rate of return on plan assets	8.00%	7.75%	3.00%	3.00%
Rate of increase in future compensation levels	4.00%	4.00%	4.00%	4.00%
Assumed health care cost trend rates:
Health care cost trend rate	-	-	7.00%	7.00%
Ultimate health care cost trend rate after gradual decrease until 2013 for years 2008 and 2007, respectively	-	-	5.00%	5.00%

The Company determines its assumptions for the expected rate of return on plan assets for its plans using a “building block” approach, which focuses on ranges of anticipated rates of return for each asset class. A weighted range of nominal rates is then determined based on target allocations for each asset class.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Assumed health care cost trend rates have an effect on the amounts reported for the health care plans. A one percentage point change in the assumed health care cost trend rate would have had the following effects in 2008:

	One Percentage Point Increase	One Percentage Point Decrease
	(In Millions)
Effect on total service and interest cost	$2	$(2)
Effect on other postretirement benefit obligation	20	(17)

16.	Employee compensation plans

The Company’s long-term incentive compensation plan was effective as of January 1, 2008 under which certain employees of the Company and its subsidiaries may be issued phantom share-based compensation awards. These awards include Phantom Stock Appreciation Rights (“PSAR”) and Phantom Restricted Stock (“PRS”).

There was no compensation expense recognized for PSAR for the year ended December 31, 2008, relating to 1,518,569 shares granted, with a weighted average exercise price of $60.86 per share. The weighted average period over which the PSAR expense is expected to be recognized is 1.3 years. As of December 31, 2008, there was no unrecognized compensation expense related to nonvested PSAR compensation arrangements. There was no related tax benefit for the year ended December 31, 2008. There were 600,701 exercisable shares as of December 31, 2008.

Compensation expense for PRS was less than $1 million for the year ended December 31, 2008, relating to 122,716 shares granted, with a weighted average calculated intrinsic value at issue of $61.24 per share. The weighted average period over which the PRS expense is expected to be recognized is 4.7 years. As of December 31, 2008, there was $3 million of unrecognized compensation expense related to nonvested PRS compensation arrangements. There was less than $1 million of net admitted related tax benefits for the year ended December 31, 2008. There were 2,412 exercisable shares as of December 31, 2008.

17.	Federal income taxes

The components of the net deferred tax asset recognized in the Company’s assets, liabilities and surplus are as follows:

	December 31,
	2008	2007
	(In Millions)
Total deferred tax assets	$2,817	$2,550
Total deferred tax liabilities	(1,713)	(1,290)

Net deferred tax asset	1,104	1,260
Deferred tax assets nonadmitted	(592)	(711)

Net admitted deferred tax asset	$512	$549

(Increase) decrease in nonadmitted asset	$119	$-

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Federal income tax expense (benefit) on operating earnings	$(283)	$108	$(60)
Foreign income tax expense (benefit) on operating earnings	15	11	10

	(268)	119	(50)
Federal income tax expense (benefit) on net realized capital gains	(29)	45	51

Total federal and foreign income tax expense (benefit)	$(297)	$164	$1

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2008	2007
	(In Millions)
Deferred tax assets:
Reserve items	$856	$637
Policy acquisition costs	480	477
Investment items	406	325
Nonadmitted assets	341	332
Policyholders’ dividends	290	301
Unrealized investment losses	247	116
Pension and compensation related items	189	201
Expense items	42	142
Other	(34)	19

Total deferred tax assets	2,817	2,550
Nonadmitted deferred tax assets	(592)	(711)

Admitted deferred tax assets	2,225	1,839

Deferred tax liabilities:
Unrealized investment gains	1,238	701
Deferred and uncollected premium	201	186
Pension items	177	184
Investment items	-	136
Other	97	83

Total deferred tax liabilities	1,713	1,290

Net admitted deferred tax asset	$512	$549

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes, excluding amounts nonadmitted, is comprised of the following and is presented as a change to net unrealized capital gains (losses) and net deferred income taxes within the Statutory Statements of Changes in Surplus:

	Years Ended December 31,
	2008	2007
	(In Millions)
Change in deferred tax assets	$268	$154
Change in deferred tax liabilities	(423)	(94)

Increase (decrease) in deferred tax asset	(155)	60
Less items not recorded in the change in net deferred income taxes:
Tax effect of unrealized losses	(131)	(26)
Tax effect of unrealized gains	537	290
Investment transferred from subsidiary, net of tax	27	-
Prior year correction	-	(5)

Increase (decrease) in net deferred income taxes	$278	$319

As of December 31, 2008, the Company had no net operating or capital loss carryforwards to include in deferred income taxes.

The components of federal and foreign income tax on operating items is recorded on the Statutory Statements of Income and Statutory Statements of Changes in Surplus and is different from that which would be obtained by applying the statutory federal income tax rate to operating income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2008		2007		2006
	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
	($ In Millions)
Provision computed at statutory rate	$(368)	35%	$93	35%	$229	35%
Investment items	(190)	18%	(170)	(64)%	(54)	(8)%
Tax credits	(55)	5%	(60)	(23)%	(61)	(9)%
Nonadmitted assets	(7)	1%	(27)	(10)%	(49)	(7)%
Change in reserve valuation basis	30	(3)%	2	1%	(3)	-%
Foreign governmental income taxes	9	(1)%	7	3%	8	1%
Policyholders’ dividends	-	-%	-	-%	(5)	(2)%
Other	6	(1)%	-	-%	(22)	(3)%

Total statutory income tax expense (benefit)	$(575)	54%	$(155)	(58)%	$43	7%

Federal and foreign income tax expense (benefit)	$(297)		$164		$1
Change in net deferred income taxes	(278)		(319)		42

Total statutory income tax expense (benefit)	$(575)		$(155)		$43

During the years ended December 31, 2008, and 2007, the Company paid federal income taxes in the amount of $10 million and $205 million, respectively. In 2006, the Company received federal income tax

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

payments in the amount of $6 million from subsidiaries and certain affiliates in accordance with the provisions of the written tax allocation agreement. As of December 31, 2008, $289 million of the Company’s $297 million federal income tax benefit can be carried back against prior years. Federal income taxes paid in prior years that will be available to offset the current year’s tax benefit or future tax benefits are as follows: $92 million in 2007, $69 million in 2006, and $18 million in 2005.

The Company and its eligible U.S. subsidiaries are included in a consolidated U.S. federal income tax return. The Company and its subsidiaries and affiliates also file income tax returns in various states and foreign jurisdictions. The Company and its eligible subsidiaries and certain affiliates (the “Parties”) have executed and are subject to a written tax allocation agreement (the “Agreement”). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. (“FIN”) 48, “Accounting for Uncertainty in Income Taxes.” The NAIC is still evaluating the applicability of FIN 48 to statutory financial reporting. Because statutory guidance has not been issued, the Company has not yet determined the statutory impact of adoption on its statutory financial statements. The Company continues to recognize tax benefits and related reserves in accordance with SSAP No. 5, “Liabilities, Contingencies and Impairments of Assets”.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits:

(In Millions)
Balance, January 1, 2008	$169
Gross increase related to positions taken in prior years	6
Gross increase related to positions taken in current year	89
Gross decrease related to settlements	-
Gross increase (decrease) related to lapse of statutes of limitations	-

Balance, December 31, 2008	$264

Included in the liability for unrecognized tax benefits as of December 31, 2008, are $243 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for unrecognized tax benefit balance as of December 31, 2008 includes $16 million of unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate. The Company does not expect the total amount of unrecognized tax benefits to decrease over the next 12 months.

The Company recognizes accrued interest and penalties related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest and penalties recognized in the Company’s financial statements as of December 31, 2008 and 2007, were $29 million and $24 million, respectively.

In February 2008, the Internal Revenue Service (“IRS”) commenced its examination of the years 2004 and 2005. In 2007, the IRS completed its examination of the Company’s income tax returns for the tax years 2001 through 2003. The IRS issued a Revenue Agent’s Report proposing to assess the Company additional income taxes for the years 2001 through 2003. In 2007, the Company made additional tax payments of $54 million with respect to tax years 2001 through 2003. In 2007, the Company filed a Letter of Protest with IRS Appeals contesting some of the proposed adjustments. Even if the Company were not to prevail on these contested proposed adjustments, the Company would not suffer a material change to its financial position or liquidity. Settlement has been reached with the IRS for tax years prior to 2001, although the

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Company has reserved the right to pursue refunds for certain pre-2001 contested issues. As of December 31, 2008 and 2007, the Company has no protective deposits recognized as admitted assets.

The Economic Stimulus Act of 2008, enacted in February 2008, allowed businesses to claim a bonus first year depreciation deduction of 50% for most personal property placed in service after 2007 and before 2009. The Housing Assistance Tax Act, enacted in July 2008, allowed low-income housing tax credits to offset the alternative minimum tax (“AMT”), effective for low income housing tax credits attributable to buildings placed in service after December 31, 2007. The Housing Assistance Tax Act also provided the option for corporations to treat certain unused research and AMT credits as allowable and refundable in lieu of claiming the bonus and accelerated depreciation deductions. These new tax provisions will not have a material effect on the Company’s financial position.

18.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability management techniques that account for the cash flow characteristics of the assets and liabilities.

The Company’s currency exchange risk is related to non-U.S. dollar denominated investments, its medium-term note programs and international operations. The Company mitigates its currency exposures related to its investments and medium-term note programs through the use of derivatives.

Asset based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

Risks related to credit markets

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company attempts to manage its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors.

Beginning in 2007, the slowing of the U.S. housing market, rising residential mortgage rates, and relaxed underwriting standards by residential mortgage loan originators led to higher delinquency and loss rates, reduced credit availability and reduced liquidity in the residential loan market. The Company has implemented a stringent review process for determining the nature and timing of other-than-temporary impairments on securities containing these risk characteristics. Cash flows were modeled for selected bonds deemed to be at risk for impairment using prepayment and default assumptions that varied according to collateral attributes. Bonds with nontrivial credit exposure were modeled across a variety of prepayment and default scenarios, spanning the range of possible outcomes specific to each individual security. Fair values resulting from internal models are those expected to be paid in an orderly transaction between market participants at the financial statement date.

The fair values of residential mortgage-backed securities, commercial mortgage-backed securities, and commercial mortgage loans are highly sensitive to evolving conditions that can impair the cash flows realized by investors. Determining fair value is made more difficult by the lack of observable prices, uncertainty of credit ratings, and the current liquidity crisis which may continue into the foreseeable future. The ultimate emergence of losses is subject to uncertainty. If defaults were to increase above the stresses imposed in the Company’s analysis or collateral performance was worse than expected, management would need to reassess whether such credit events have changed the Company’s assessment of other-than-temporary impairments and estimates of fair values given the underlying dynamics of the market and the

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

expected performance of these assets. A significant, unexpected credit event could change management’s view of these assets. The liquidity crisis continues to adversely affect lenders’ underwriting appetite for new financing arrangements and hence could lead to a diminished ability to refinance the underlying collateral. Also, continued down turns in the economy and real estate market and increased unemployment will likely result in higher defaults and ultimately, increased recognition of other-than-temporary impairments.

In response to the deterioration of Collateralized Debt Obligations (“CDOs”) backed by residential mortgage-backed securities in 2008 and 2007, the trading markets for all CDO-related structured products have been adversely affected by reduced liquidity. The Company has investments in CDOs that are exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as Collateralized Loan Obligations. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the nature of CDOs which complicate an evaluation of the underlying collateral, the overall negative economic environment, and resulting reduced market liquidity, the risk premium of CDOs have increased and resulted in declining prices. The steep decline in economic activity in the fourth quarter of 2008 will continue to affect the economic performance of the collateral pool of each CDO. Management believes its scenario analysis approach, based on actual collateral data and forward looking assumptions, does capture the level of default risks in each pool including refinancing risks. However, in a rapidly changing economic environment the risk in each collateral pool will be more volatile.

The current liquidity crisis has also resulted in increased risks related to the Company’s investments in domestic and European leveraged loans. European leveraged loans typically have speculative grade ratings. While default rates were low in 2007 and 2008, the weakening of world credit markets may have negative consequences in the future. In addition, the liquidity crisis continues to adversely affect lenders’ underwriting appetite for new financing arrangements and hence could lead to a diminished ability to refinance the underlying collateral which could lead to increased defaults.

Management’s judgment regarding other-than-temporary impairments and estimated fair value, including the difficulty of obtaining readily determinable prices impacted by the current illiquid credit market environment, for RMBS and other investments including leveraged loan exposure, depends upon evolving conditions that can alter the anticipated cash flows realized by investors. Further deterioration of market conditions and related management judgments of other-than-temporary impairments and fair value could negatively impact the Company’s results of operations, surplus, and the disclosed fair value.

Market risk arises within the Company’s employee benefit plans to the extent that the obligations of the plans are not fully matched by assets with determinable cash flows. Pension obligations are subject to change due to fluctuations in long-term interest rates as well as factors such as changes in inflation, salary increases and members living longer. The risks are that market fluctuations could result in assets which are insufficient over time to cover the level of projected benefit obligations. In addition, increases in inflation and members living longer could increase the pension and postretirement obligations. Management determines the level of this risk using reports prepared by independent actuaries and takes action, where appropriate, in terms of setting investment strategy and determining contribution levels.

Additional market risks exist due to the Company’s investments in common stocks which are in a significant unrealized loss position. The Company believes these losses are temporary because of the high level of volatility in the equity market and the sectors of the economy in which the securities participate have the potential for recovery. The Company will monitor these investments and related markets and if there are not signs of recovery in the near term, management would revise expectations accordingly, and update its assessment of other-than-temporary impairments.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Leases

The Company leases office space and equipment in the normal course of business under various non-cancelable operating lease agreements. Additionally, the Company, as lessee, has entered into various sublease agreements with affiliates for office space, such as OppenheimerFunds, Inc. and Babson Capital Management LLC. Total rental expense on net operating leases, recorded in general insurance expenses, was $64 million, $41 million and $35 million, which is net of $24 million, $22 million and $19 million of sublease receipts, for the years ended December 31, 2008, 2007 and 2006, respectively.

Future minimum commitments for all net operating lease contractual obligations as of December 31, 2008 were as follows:

	Leases	Subleases	Net Operating Leases
	(In Millions)
2009	$61	$24	$37
2010	59	25	34
2011	52	23	29
2012	42	18	24
2013	35	16	19
Thereafter	91	54	37

Total	$340	$160	$180

c.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations, or liquidity.

d.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

In December 2008, Massachusetts Mutual Life Insurance Company (“MassMutual”) and MassMutual Holding LLC (“MMHLLC”) have been named as defendants in a number of putative class action lawsuits filed by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff (“Madoff”) through his company, Bernard L. Madoff Investment Securities, LLC (“BMIS”). The plaintiffs allege a variety of state law and federal securities claims against MassMutual and/or MMHLLC seeking to recover losses arising from their investments in several funds managed by Tremont Group Holdings, Inc. or Tremont Partners, Inc., including Rye Select Broad Market Prime Fund, L.P., Rye Select Broad Market Fund, L.P., American Masters Broad Market Prime Fund, L.P., American Masters Market Neutral Fund, L.P. and/or Tremont Market Neutral Fund, L.P. Tremont Group Holdings, Inc. and its subsidiary, Tremont Partners, Inc., are indirect subsidiaries of MMHLLC. MassMutual and MMHLLC believe they have substantial defenses and will vigorously defend themselves in these actions.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MassMutual and MMHLLC believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. Therefore, no loss contingency has been recorded as of December 31, 2008. As of December 31, 2008, MassMutual had no investments in Madoff – managed strategies to which any value has been ascribed.

The Company, together with numerous other defendants, was named in an adversary proceeding in the Enron bankruptcy. In 2008, this matter was resolved between the parties with no additional adverse impact to the Company.

In 2005, the Company received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all appeals to this settlement were resolved. The settlement class included all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies, term life policies or disability income policies issued between January 1, 1983 and December 31, 2003. Through December 31, 2008, the Company had paid $233 million resulting from this settlement.

e.	Regulatory matters

The Company is subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, the Company has been contacted by various regulatory agencies including among others, the Securities and Exchange Commission, U.S. Department of Labor, Financial Industry Regulatory Authority and various state insurance departments and state attorneys general. The Company has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

Recent market volatility in the financial services industry has contributed to increased scrutiny of the entire financial services industry. Therefore, the Company believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the insurance and financial services industries as a whole. It is the opinion of management that the ultimate resolution of these regulatory inquiries, examinations and investigations will not materially impact the Company’s financial position or liquidity. The outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of the Company’s income for the period.

f.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. As of December 31, 2008 and 2007, the Company had approximately $75 million and $50 million, respectively, of unsecured funding commitments. As of December 31, 2008 and 2007, the Company had no commitments funded and no outstanding balance due.

In the normal course of business, the Company enters into letter of credit arrangements. As of December 31, 2008 and 2007, the Company had approximately $100 million and $27 million of outstanding letter of credit arrangements, respectively. As of December 31, 2008, the Company had no funding requests attributable to these letter of credit arrangements. As of December 31, 2007, the Company had a $1 million funding request attributable to these letter of credit arrangements.

In February 2008, the Company approved $834 million of financing for MassMutual Asset Finance LLC that can be used to finance ongoing asset purchases and refinance existing Company provided lines of credit. Borrowings under the facility with the Company, $704 million as of December 31, 2008, had interest of $18 million for the year ended December 31, 2008.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years except LIHTCs which extend up to nine years. The Company is not required to fund commitments once the commitment period expires. As of December 31, 2008, the Company had the following commitments:

	2009	2010	2011	2012	There after	Total
	(In millions)
Private placements	$697	$159	$106	$8	$909	$1,879
Mortgage loans	138	164	54	3	19	378
Partnerships and LLCs	436	168	173	465	1,565	2,807
LIHTC investments (including equity contributions)	16	25	-	-	3	44

Total	$1,287	$516	$333	$476	$2,496	$5,108

In connection with acquisitions and dispositions, the Company had commitments related to property lease arrangements, certain indemnities, investments and other business obligations, in the normal course of business. As of December 31, 2008 and 2007, the Company had no outstanding obligations attributable to these commitments.

Certain commitments and guarantees of the Company provide for the maintenance of subsidiary regulatory capital and surplus levels and liquidity sufficient to meet certain obligations. These commitments and guarantees are not limited. As of December 31, 2008 and 2007, the Company had no outstanding obligations attributable to these commitments and guarantees.

19.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2008 are illustrated below:

	Amount	% of Total
	($ In Millions)
Subject to discretionary withdrawal -
With fair value adjustment	$7,358	16%
At book value less current surrender charge of 5% or more	552	1
At fair value	25,723	58

Subtotal	33,633	75
Subject to discretionary withdrawal -
At book value without fair value adjustment	2,703	6
Not subject to discretionary withdrawal	8,483	19

Total	$44,819	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the reconciliation of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2008 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves - group annuities	$9,156
Policyholders’ reserves - individual annuities	3,758
Policyholders’ reserves - guaranteed investment contracts	325
Liabilities for deposit-type contracts	3,921

Subtotal	17,160
Separate Account Annual Statement:
Annuities	25,859
Other annuity contract deposit-funds and guaranteed interest contracts	1,800

Subtotal	27,659

Total	$44,819

b.	Separate accounts

The Company has guaranteed separate accounts classified as the following: (1) indexed, which are invested to mirror an established index based on the guarantee and (2) non-indexed, which have reserve interest rates at no greater than 4% and/or to fund a long-term interest guarantee in excess of a year that does not exceed 4%. The Company has non-guaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense, and minimum death benefit guarantees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2008 is as follows:

	Indexed	Non- Indexed	Non- Guaranteed	Total
	(In Millions)
Net premium, considerations or deposits	$-	$-	$6,622	$6,622

Reserves:
For accounts with assets at:
Fair value	$1,045	$2,038	$26,278	$29,361
Amortized cost	753	138	-	891

Total reserves	1,798	2,176	26,278	30,252
Other liabilities	-	-	600	600

Total	$1,798	$2,176	$26,878	$30,852

By withdrawal characteristics:
Subject to withdrawal:
With fair value adjustment	$794	$-	$-	$794
At fair value, which may or may not have a surrender charge	-	2,038	26,278	28,316
At book value without fair value adjustment and with current surrender charge less than 5%	-	138	-	138

Subtotal	794	2,176	26,278	29,248
Not subject to discretionary withdrawal	1,004	-	-	1,004
Other liabilities	-	-	600	600

Total	$1,798	$2,176	$26,878	$30,852

The following is a summary reconciliation of amounts reported as transfers to (from) separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement with the amounts reported as net transfers to (from) separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Income for the years ended December 31, 2008, 2007 and 2006:

	For the Years Ended December 31,
	2008	2007	2006
	(In Millions)
From the Separate Account Annual Statement:
Transfers to separate accounts	$6,200	$7,207	$8,230
Transfers from separate accounts	(6,057)	(5,195)	(5,630)

Subtotal	143	2,012	2,600
Reconciling adjustments:
Net deposits on deposit-type liabilities	422	(463)	(497)

Net transfers to (from) separate accounts	$565	$1,549	$2,103

Net deposits on deposit-type liabilities of $422 million transferred to separate accounts in 2008 include $386 million for Pacific Investment Management Company deposit-type contracts and $36 million for Alpha Backed Notes. Net deposits on deposit-type liabilities of $463 million transferred from separate accounts in 2007 related to Alpha Backed Notes. These deposits are not considered premium and therefore were excluded from the Statutory Statements of Income.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

20.	Presentation of the Statutory Statements of Cash Flows

As required by SSAP No. 69 “Statement of Cash Flows,” the Company has included in the Statutory Statements of Cash Flows, non-cash transactions primarily related to the following:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Bond conversion	$3,581	$2,812	$1,698
Various invested assets converted to bonds	261	-	-
Stock conversion	103	19	314
Other invested assets stock distribution	21	41	111
Other invested asset received as dividend	18	-	-
Mortgage to other invested assets	14	-	-
Other invested assets converted to bonds	14	-	-
Interest capitalization for long-term debt	11	13	-
Dividend reinvestment	10	35	20
Net investment income payment in-kind bonds	6	7	11
Stock conversion to other invested assets	-	263	71
Bond transfers to other invested assets	-	120	47
Derivatives to long-term debt	-	26	-
Stock conversion to bonds	-	25	32
Reclassification of short-term investments to bonds	-	13	906
Transfer of real estate from separate accounts to partnerships and limited liability companies	-	-	398
Bonds conversion to stocks	-	-	1

Included in the bond conversion amount above is $1,983 million which is included in the Proceeds from investments sold, matured, or repaid on bonds and Cost of investments acquired for bonds on the Statutory Statements of Cash Flows for the year ended December 31, 2008 that represents rollover transactions processed as the result of rate resets on existing bank loans. For the years ended December 31, 2007 and 2006, the amounts were $1,774 million and $1,277 million, respectively.

As of December 31, 2007, the cash, cash equivalents and short-term investments of $2,558 million on the Statutory Statements of Cash Flows excluded $8 million of nonadmitted assets related to securities purchased under agreements to resell. The uncollateralized portion of the contract was nonadmitted when the fair value of the collateral fell below the contract value. There was no adjustment required for December 31, 2008.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

21.	Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2008 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

The MassMutual Trust Company

MML Distributors, LLC - 99% (remaining 1% owned by MassMutual Holding LLC)

MML Private Placement Investment Company I, LLC

MML Mezzanine Investor, LLC

MML Mezzanine Investor L, LLC

MML Mezzanine Investor II, LLC

MML Private Equity Fund Investor, LLC

MML Re Finance LLC

MMC Equipment Finance LLC

Invicta Advisors LLC

PL - Apts, LLC - 92% (remaining 8% owned by C.M. Life Insurance Company)

MML ABN Separate Account Holding Company LLC

MML ABN Separate Account Holding Company II LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor, LLC

CML Mezzanine Investor L, LLC

CML Re Finance LLC

Subsidiary of MMC Equipment Finance LLC

MassMutual Asset Finance LLC

Subsidiaries of MassMutual Holding LLC

HYP Management LLC

MassMutual Assignment Company

MassMutual Benefits Management, Inc.

MassMutual Holding MSC, Inc.

MassMutual International LLC

MML Investors Services, Inc.

MML Realty Management Corporation

Cornerstone Real Estate Advisers LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corporation - 98%

MassMutual Baring Holding LLC

MML Financial, LLC

MassMutual Capital Partners LLC

First Mercantile Trust Company

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Fund

MML Series Investment Fund II

MassMutual Select Funds

MassMutual Premier Funds

PART C

OTHER INFORMATION

Item 26. Exhibits

Exhibit (a)	i.	Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company, establishing the Separate Account — Incorporated by reference to Initial Registration Statement on Form S-6, File No. 333-22557, as filed with the Commission as an exhibit on February 28, 1997

Exhibit (b)	Not Applicable

Exhibit (c)	i.	Underwriting and Servicing Agreement dated as of May 1, 1996 between MML Distributors, LLC and Massachusetts Mutual Life Insurance Company on its own behalf and on behalf of Massachusetts Mutual Variable Life Separate Account I — Incorporated by reference to Initial Registration Statement on Form S-6, File No. 333-22557, as filed with the Commission as an exhibit on February 28, 1997

		ia.	Amendments No. 1, 2, 3, 4, and 5 dated as of August 15, 1997, August 31, 1998, December 20, 2004, March 31, 2006, and March 31, 2007, respectively, to Underwriting and Servicing Agreement dated May 1, 1996 between MML Distributors, LLC and Massachusetts Mutual Life Insurance Company — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	ii.	Form of Broker-Dealer Selling Agreement — Incorporated by reference to Initial Registration Statement on Form S-6, File No. 333-22557, as filed with the Commission as an exhibit on February 28, 1997

Exhibit (d)	i.	Form of Flexible Premium, Variable, Whole Life Insurance Policy — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form S-6, File No. 033-23126, as filed with the Commission as an exhibit on April 27, 1998

	ii.	Form of Accelerated Death Benefit Rider — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-6, File No. 033-82060, as filed with the Commission as an exhibit on February 4, 2005

	iii.	Form of Accidental Death Benefit Rider — Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement on Form N-6, File No. 033-23126, as filed with the Commission as an exhibit on December 21, 2006

	iv.	Form of Insurability Protection Rider — Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement on Form N-6, File No. 033-23126, as filed with the Commission as an exhibit on December 21, 2006

	v.	Form of Waiver of Monthly Charges Rider — Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement on Form N-6, File No. 033-23126, as filed with the Commission as an exhibit on December 21, 2006

Exhibit (e)	Form of application for Flexible Premium, Variable, Whole Life Insurance Policy — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form S-6, File No. 033-23126, as filed with the Commission as an exhibit on April 27, 1998

Exhibit (f)	i.	Charter documentation as amended through August 10, 2008 of Massachusetts Mutual Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on November 24, 2008

	ii.	By-Laws of Massachusetts Mutual Life Insurance Company as adopted April 10, 2002 — Incorporated by reference to Initial Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on May 14, 2008

Exhibit (g)	Form of Reinsurance Contracts — Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on July 8, 2002

	i.	Schedule of Reinsurers — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

Exhibit (h)	i.	Participation Agreements, Selling, Servicing Agreements:

		a.	MML Series Investment Fund — Form of Participation Agreement dated November 17, 2005, between MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company — Incorporated by reference to Initial Registration Statement on Form N-4, File No. 333-130156, as filed with the Commission as an exhibit on December 6, 2005

			a1.	MML Series Investment Fund — First Amendment to Participation Agreement dated November 17, 2005 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

			a2.	MML Series Investment Fund — Second Amendment dated as of August 26, 2008 to Participation Agreement dated November 17, 2005 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on September 12, 2008

		b.	MML Series Investment Fund II — Form of Participation Agreement dated November 17, 2005, between MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company — Incorporated by reference to Initial Registration Statement on Form N-4, File No. 333-130156, as filed with the Commission as an exhibit on December 6, 2005

			b1.	MML Series Investment Fund II — First Amendment to Participation Agreement dated November 17, 2005 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

			b2.	MML Series Investment Fund II — Second Amendment dated as of August 26, 2008 to Participation Agreement dated as of November 17, 2005 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on September 12, 2008

		c.	Oppenheimer Variable Account Funds — Participation Agreement, entered into as of May 1, 2006 and executed on November 20, 2007, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

			c1.	Oppenheimer Variable Account Funds — Amendment No. 1 effective April 3, 2008 to Participation Agreement dated as of May 1, 2006 — Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on April 28, 2009

		d.	T. Rowe Price Equity Series, Inc. — Participation Agreement dated as of June 1, 1998 among T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc. and Massachusetts Mutual Life Insurance Company — Incorporated by reference to Initial Registration Statement on Form S-6, File No. 333-65887, as filed with the Commission as an exhibit on October 20, 1998

			d1.	T. Rowe Price Equity Series, Inc. — Amendment effective as of December 15, 1999 (T. Rowe Price Fixed Income Series, Inc., becomes a party) to Participation Agreement dated as of June 1, 1998 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

			d2.	T. Rowe Price Equity Series, Inc. — Amendment effective as of May 1, 2006 to Participation Agreement dated as of June 1, 1998 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

			d3.	T. Rowe Price Equity Series, Inc. — Amendment executed on January 7, 2008 to Participation Agreement dated as of June 1, 1998 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	ii.	Shareholder Information Agreements

		a.	MML Series Investment Fund — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

		b.	MML Series Investment Fund II — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

		c.	OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

		d.	T. Rowe Price Services, Inc., T. Rowe Price Investment Services, Inc. — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

Exhibit (i)	Not Applicable

Exhibit (j)	Not Applicable

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered *

Exhibit (l)	Not Applicable

Exhibit (m)	Not Applicable

Exhibit (n)	i.	Consent of Independent Registered Public Accounting Firm — KPMG LLP *

	ii.	Powers of Attorney — Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on April 28, 2009

Exhibit (o)	Not Applicable

Exhibit (p)	Not Applicable

Exhibit (q)	SEC Procedures Memorandum describing MassMutual issuance, transfer, and redemption procedures for the Policy — Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit April 28, 2009

*	Filed herewith.

Item 27. Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Thomas C. Barry, Director 320 Park Avenue, 28th Floor New York, NY 10022	Robert M. Furek, Director 1370 Cutler Court Marco Island, FL 34145

Kathleen A. Corbet, Director 49 Cross Ridge Road New Caanan, CT 06840	Raymond W. LeBoeuf, Director 1590 Galleon Drive Naples, FL 34101-7716

Roger W. Crandall, Director 1295 State Street Springfield, MA 01111	John F. Maypole, Director 55 Sandy Hook Road - North Sarasota, FL 34242

James H. DeGraffenreidt, Jr., Director 101 Constitution Avenue, NW Washington, DC 20080	Marc Racicot, Director 1130 Connecticut Ave., NW, Suite 1000 Washington, DC 20036

Patricia Diaz Dennis, Director 175 East Houston, Room 11-A-50 San Antonio, TX 78205	Stuart H. Reese, Director, Chairman 1295 State Street Springfield, MA 01111

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033	William T. Spitz, Director 16 Wynstone Nashville, TN 37215
Robert A. Essner, Director 5 Giralda Farms Madison, NJ 07940 Officers of Massachusetts Mutual Life Insurance Company

Todd G. Picken, Corporate Vice President and Treasurer 1295 State Street Springfield, MA 01111	Norman A. Smith, Corporate Vice President and Corporate Controller 1295 State Street Springfield, MA 01111

Roger W. Crandall, President and Chief Operating Officer

1295 State Street

Springfield, MA 01111

John V. Murphy, Executive Vice President

1295 State Street

Springfield, MA 01111

Mark Roellig, Executive Vice President and General Counsel

1295 State Street

Springfield, MA 01111

Michael T. Rollings, Executive Vice President and Chief Financial Officer

1295 State Street

Springfield, MA 01111

Elaine A. Sarsynski, Executive Vice President

1295 State Street

Springfield, MA 01111

Michael Fanning, Executive Vice President

1295 State Street

Springfield, MA 01111

Stuart H. Reese, Chief Executive Officer (principal executive officer)

1295 State Street

Springfield, MA 01111

Thomas Finke, Executive Vice President and Chief Investment Officer

1295 State Street

Springfield, MA 01111

Christine Peaslee, Vice President, Corporate Secretary & Counsel

1295 State Street

Springfield, MA 01111

William Glavin, Executive Vice President

1295 State Street

Springfield, MA 01111

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant.

Incorporated herein by reference to Item 28 in Post-Effective Amendment No. 1 to Registration Statement on Form N-6 for Massachusetts Mutual Variable Life Separate Account I (File No. 333-150916), as filed with the Securities and Exchange Commission on April 28, 2009.

Item 29. Indemnification

MassMutual directors and officers are indemnified under Article V of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

Article	V. of the Bylaws of MassMutual provides for indemnification of directors and officers as follows:

Article	V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any such paragraph.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its directors, and with each of its officers who serve as a director of a subsidiary of MassMutual, (a “Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Director because he or she is a director if the Director (i) acted in good faith, (ii) reasonably believed the conduct was in the Company’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Director derived an improper benefit. MassMutual will also indemnify a Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to MassMutual or its subsidiary that the Director is entitled to indemnification, MassMutual will indemnify the Director to the extent permitted by law. Subject to the Director’s obligation to pay MassMutual in the event that the Director is not entitled to indemnification, MassMutual will pay the expenses of the Director prior to a final determination as to whether the Director is entitled to indemnification.

Item 30. Principal Underwriters

(a)	MML Distributors, LLC (“MML Distributors”) and MML Investors Services, Inc. (“MMLISI”), subsidiaries of Massachusetts Mutual Life Insurance Company, act as principal underwriters for contracts/policies that utilize registered separate accounts of Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company. MMLISI serves as principal underwriter of the contracts/policies sold by its registered representatives and MML Distributors serves as principal underwriter of the contracts/policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

MML Distributors and MMLISI either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I

Massachusetts Mutual Variable Annuity Separate Account 1

Massachusetts Mutual Variable Annuity Separate Account 2

Massachusetts Mutual Variable Annuity Separate Account 3

Massachusetts Mutual Variable Annuity Separate Account 4

Massachusetts Mutual Variable Annuity Fund 1

Massachusetts Mutual Variable Annuity Fund 2

CML Variable Annuity Account A

CML Variable Annuity Account B

CML Accumulation Annuity Account E

Panorama Separate Account

Connecticut Mutual Variable Life Separate Account I

MML Bay State Variable Life Separate Account I

MML Bay State Variable Annuity Separate Account 1

Panorama Plus Separate Account

C.M. Multi-Account A

C.M. Life Variable Life Separate Account I

MassMutual Variable Life Separate Account II

MML Series Investment Fund

MML Series Investment Fund II.

(b)	MML Investors Services, Inc. is the principal underwriter for the policies. The following people are officers and directors of MML Investors Services, Inc.:

OFFICERS AND DIRECTORS OF MML INVESTORS SERVICES, INC.

Name	Positions and Offices	Principal Business Address
Michael Fannning	Chairman of the Board & Chief Executive Officer, Investment Committee Member	*

Burvin E. Pugh	Vice Chairman of the Board, Senior Vice President, Director	*

John Vaccaro	President, Director, Agency Field Force Supervisor	*

Peter G. Lahaie	Vice President, Finance, Chief Financial Officer, Treasurer	*

William F. Monroe, Jr.	Vice President, Sales & Product Supervisor, Chief Operations Officer, Registered Options Principal	*

Michael L. Kerley	Chief Compliance Officer	*

Robert Wittneben	Chief Information Officer	*

Kenneth M. Rickson	Field Risk Officer, Director	*

Elaine Sarsynski	RS Supervisor, Director	*

Robert S. Rosenthal	Chief Legal Officer, Secretary, Vice President, Associate General Counsel	*

Mary S. Block	Second Vice President, Assistant Secretary	*

Edward K. Duch, III	Assistant Secretary	*

Jennifer L. Dupuis-Krause	Assistant Secretary	*

Christine Peaslee	Assistant Secretary	*

William H. McCauley	Assistant Treasurer, Assistant Vice President	*

Bruce C. Frisbie	Assistant Treasurer	*

Kevin LaComb	Assistant Treasurer	*

Lenore McWade	Assistant Treasurer	*

Todd Picken	Assistant Treasurer	*

Daniel McLaughlin	Assistant Treasurer	**

Kathy Rogers	Continuing Education Officer	*

Thomas H. Jurkowski	Agency Vice President	*

Edward Youmell	Agency Vice President	*

John Carlson	Agency Vice President	*

Maritza Flores	Executive Benefits Supervisor	*

Douglas Russell	RI Supervisor Variable Annuity Product Distribution Officer	**

Frances Thomas	Assistant Vice President, Chief Privacy Officer	*

Mark Viviano	Assistant Vice President	*

Elaine Gruet	Assistant Vice President	*

Mark Larose	Assistant Vice President	*

Michael Rollings	Director	*

Gregory Deavens	Director	**

Melissa Millan	Director	**

Jo-Anne Rankin	Variable Life Product Distribution Officer	**

Francine Reipold	Registration Manager	*

*	1295 State Street, Springfield, MA 01111-0001
**	100 Bright Meadow Boulevard, Enfield, CT 06082-1981

(c)	Compensation From the Registrant

Name	Commissions	Other Compensation

MML Distributors, LLC	$0	$212,469

MML Investors Services, Inc.	$330,446	$2,300,978

Item 31. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 32. Management Services

Not Applicable

Item 33. Fee Representation

REPRESENTATION UNDER SECTION 26(f)2(A)

OF THE INVESTMENT COMPANY ACT OF 1940

With respect to the policy described in this Registration Statement, Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium, variable, whole life insurance policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Massachusetts Mutual Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post Effective Amendment No. 26 to Registration Statement No. 033-23126 under Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts on the 27th day of April, 2009.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

By: STUART H. REESE*

  Stuart H. Reese

  Chief Executive Officer,

  (principal executive officer)

  Massachusetts Mutual Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment No. 26 to Registration Statement No. 033-23126 has been signed by the following persons, as officers and directors of the Depositor, in the capacities and on the dates indicated.

Signature	Title	Date

STUART H. REESE* Stuart H. Reese	Director and Chief Executive Officer (principal executive officer)	April 27, 2009

MICHAEL T. ROLLINGS* Michael T. Rollings	Chief Financial Officer (principal financial officer)	April 27, 2009

NORMAN A. SMITH* Norman A. Smith	Controller (principal accounting officer)	April 27, 2009

THOMAS C. BARRY* Thomas C. Barry	Director	April 27, 2009

KATHLEEN A. CORBET* Kathleen Corbet	Director	April 27, 2009

ROGER W. CRANDALL* Roger W. Crandall	Director	April 27, 2009

JAMES H. DEGRAFFENREIDT, JR.* James H. DeGraffenreidt, Jr.	Director	April 27, 2009

PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	April 27, 2009

WILLIAM B. ELLIS* William B. Ellis	Director	April 27, 2009

ROBERT ESSNER* Robert Essner	Director	April 27, 2009

ROBERT M. FUREK* Robert M. Furek	Director	April 27, 2009

RAYMOND W. LEBOEUF* Raymond W. LeBoeuf	Director	April 27, 2009

JOHN F. MAYPOLE* John F. Maypole	Director	April 27, 2009

MARC RACICOT* Marc Racicot	Director	April 27, 2009

WILLIAM T. SPITZ* William T. Spitz	Director	April 27, 2009

/S/ JOHN E. DEITELBAUM		April 27, 2009
John E. Deitelbaum
*As Attorney-in-Fact Pursuant to Power of Attorney

INDEX TO EXHIBITS

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered

Exhibit (n) i.	Consent of Independent Registered Public Accounting Firm — KPMG LLP